                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-135846

                  CWABS ASSET-BACKED CERTIFICATES TRUST 2006-18
                                 Issuing Entity

                                FINAL TERM SHEET

                               [Countrywide(R) LOGO]

                          $1,653,250,100 (APPROXIMATE)

                                   CWABS, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               Sponsor and Seller

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 Master Servicer

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT
THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY
VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER,
ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND
YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE
1-866-500-5409.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                   FREE WRITING PROSPECTUS DATED SEPTEMBER 27, 2006
       Distributions are payable on the 25th day of each month, beginning in October 2006

                                   ----------

The following classes of certificates are being offered pursuant to this free writing prospectus:

           ORIGINAL
         CERTIFICATE
          PRINCIPAL     PRICE TO   UNDERWRITING    PROCEEDS TO
CLASS     BALANCE(1)     PUBLIC      DISCOUNT     DEPOSITOR(2)
-----   ------------   ---------   ------------   ------------
  1-A   $495,558,000   100.00000%    0.05208%       99.94792%
2-A-1   $387,132,000   100.00000%    0.05200%       99.94800%
2-A-2   $377,350,000   100.00000%    0.10333%       99.89667%
2-A-3   $ 96,560,000   100.00000%    0.15617%       99.84383%
  M-1   $ 64,600,000   100.00000%    0.25000%       99.75000%
  M-2   $ 56,950,000   100.00000%    0.55833%       99.44167%
  M-3   $ 33,150,000   100.00000%    0.83333%       99.16667%
  M-4   $ 30,600,000   100.00000%    1.16667%       98.83333%
  M-5   $ 28,900,000   100.00000%    1.25000%       98.75000%
  M-6   $ 27,200,000   100.00000%    1.33333%       98.66667%
  M-7   $ 24,650,000   100.00000%    1.45833%       98.54167%
  M-8   $ 14,450,000   100.00000%    1.80000%       98.20000%
  M-9   $ 16,150,000   100.00000%    2.08333%       97.91667%
  A-R   $        100          (3)         (3)             (3)

----------
(1)  This amount is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)  Before deducting expenses payable by the Depositor estimated to be approximately $1,210,000 in the aggregate.

(3)  The Class A-R Certificates will not be purchased by the underwriters and are being transferred to Countrywide Home Loans, Inc. as partial consideration for the sale of the mortgage loans.

--------------------------------------------------------------------------------

ISSUING ENTITY

CWABS Asset-Backed Certificates Trust 2006-18, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWABS, Inc., a Delaware corporation and a limited purpose finance subsidiary of
Countrywide Financial Corporation, a Delaware corporation.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. Other sellers may include one or more special purpose entities established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York, a New York banking corporation.

THE NIM INSURER

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class P and Class C Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus as the "NIM Insurer". The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

Initial Mortgage Loans:

For any initial mortgage loan, the later of September 1, 2006 and the origination date of that mortgage loan (referred to as the initial cut-off date).

Subsequent Mortgage Loans:

For any subsequent mortgage loan, the later of the first day of the month of the related subsequent transfer date and the origination date of that subsequent mortgage loan (referred to as the subsequent cut-off date).

CLOSING DATE

On or about September 28, 2006.

PRE-FUNDING

On the closing date, the depositor may deposit an amount of up to 25% of the initial aggregate certificate principal balance of the certificates issued by the issuing entity in a pre-funding account (referred to as the pre-funded amount). Any pre-funded amount will be allocated between the loan groups so that the amount allocated to any loan group will not exceed 25% of the initial aggregate certificate principal balance of the classes of certificates related to that loan group.

Funding Period:

Any funding period will begin on the closing date and end on the earlier of (x)
the date the amount in the pre-funding account is less than $175,000 and (y)
November 9, 2006.

Use of Pre-Funded Amount:

Any pre-funded amount is expected to be used to purchase subsequent mortgage loans. Any pre-funded amount not used during the funding period to purchase subsequent mortgage loans will be distributed to holders of the related senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.

Restrictions on Subsequent Mortgage Loan Purchases:

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and

--------------------------------------------------------------------------------

                                        1

--------------------------------------------------------------------------------

additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans, as described in this free writing prospectus.

Interest Shortfall Payments:

To the extent needed to make required interest payments on the interest-bearing certificates on or prior to the December 2006 distribution date, Countrywide
Home Loans, Inc. will make interest shortfall payments to the issuing entity to offset shortfalls in interest collections attributable to the pre-funding mechanism or because newly originated loans do not have a payment due date in the due period related to the subject distribution date.

THE MORTGAGE LOANS

The mortgage pool will consist of fixed and adjustable rate, credit-blemished mortgage loans that are secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group". Loan group 1 will consist of first lien conforming balance fixed and adjustable rate mortgage loans. Loan group 2 will consist of first lien fixed and adjustable rate mortgage loans.

STATISTICAL CALCULATION INFORMATION

The statistical information presented in this free writing prospectus relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be included in the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date, and subsequent mortgage loans may be included during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the scheduled principal balances as of September
1, 2006, which is the statistical calculation date. The aggregate stated
principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance. As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $1,099,802,343.

Unless otherwise noted, all statistical percentages are measured by the statistical calculation date pool principal balance.

As of the statistical calculation date, the group 1 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $403,564,929

Weighted Average Mortgage Rate              8.759%

Range of Mortgage Rates                  5.000% to
                                           14.625%

Average Current Principal Balance         $188,494

Range of Current Principal Balances     $48,016 to
                                          $600,000
Weighted Average Original
   Loan-to-Value Ratio                      76.88%

Weighted Average Original Term to
   Maturity                             392 months

Weighted Average Credit Bureau Risk
   Score                                592 points

Weighted Average Remaining Term to
   Stated Maturity                      391 months

Weighted Average Gross Margin*              6.613%

Weighted Average Maximum Mortgage
   Rate*                                   15.489%

Weighted Average Minimum Mortgage
   Rate*                                    8.570%

Percentage Originated under Full
   Doc Program                              70.08%

Geographic Concentrations in excess
   of 10%:

   California                               17.46%

   Florida                                  13.26%

----------
*    Percentage presented only reflects those group 1 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

As of the statistical calculation date, the group 2 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $696,237,413

Weighted Average Mortgage Rate              8.706%

Range of Mortgage Rates                  5.250% to
                                           16.125%

--------------------------------------------------------------------------------

                                       2

--------------------------------------------------------------------------------

Average Current Principal Balance         $194,752

Range of Current Principal Balances      $9,631 to
                                          $990,000

Weighted Average Original
   Loan-to-Value Ratio                      79.42%

Weighted Average Original Term to
   Maturity                             377 months

Weighted Average Credit Bureau Risk
   Score                                612 points

Weighted Average Remaining Term to
   Stated Maturity                      373 months

Weighted Average Gross Margin*              7.067%

Weighted Average Maximum Mortgage
   Rate*                                   15.636%

Weighted Average Minimum Mortgage
   Rate*                                    8.721%

Percentage Originated under Full
Doc Program                                 64.98%

Geographic Concentrations in excess
   of 10%:

   California                               25.67%

   Florida                                  14.09%

----------
*    Percentage presented only reflects those group 2 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

Additional information regarding the mortgage loans in the statistical calculation pool is attached as Annex A to this free writing prospectus.

The following characteristics of each loan group in the initial mortgage pool as of the initial cut-off date and the final mortgage pool following any pre-funding period (measured as of the initial cut-off date for initial mortgage loans and as of the applicable subsequent cut-off date for any subsequent mortgage loans) will not vary from the corresponding characteristics of the statistical calculation pool by more than the permitted variance shown in the following table:

                                          PERMITTED
           CHARACTERISTIC             VARIANCE/MAXIMUM
------------------------------------------------------
Weighted Average Mortgage Rate            +/-0.10%

Weighted Average Original
   Loan-to-Value Ratio                    +/-3.00%

Weighted Average Credit Bureau Risk
   Score                                 +/-5 points

Percentage Originated under Full
   Doc Program                            +/-3.00%

Weighted Average Gross Margin of
   Adjustable Rate Mortgage Loans         +/-0.10%

Maximum California Concentration           50.00%

--------------------------------------------------------------------------------

                                       3

--------------------------------------------------------------------------------

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                           ORIGINAL
                          CERTIFICATE                                  LAST SCHEDULED      INITIAL         INITIAL
                           PRINCIPAL                                    DISTRIBUTION        RATING       RATING (S&P)
        CLASS             BALANCE (1)                TYPE                   DATE        (MOODY'S) (2)        (2)
----------------------   ------------    ---------------------------   --------------   -------------   -------------

OFFERED CERTIFICATES
1-A...................   $495,558,000      Senior/Adjustable Rate       February 2035         Aaa            AAA
2-A-1.................   $387,132,000      Senior/Adjustable Rate        March 2028           Aaa            AAA
2-A-2.................   $377,350,000      Senior/Adjustable Rate         May 2033            Aaa            AAA
2-A-3.................   $ 96,560,000      Senior/Adjustable Rate      September 2034         Aaa            AAA
M-1...................   $ 64,600,000    Subordinate/Adjustable Rate     August 2035          Aa1            AA+
M-2...................   $ 56,950,000    Subordinate/Adjustable Rate    January 2036          Aa2            AA
M-3...................   $ 33,150,000    Subordinate/Adjustable Rate     April 2036           Aa3            AA-
M-4...................   $ 30,600,000    Subordinate/Adjustable Rate      July 2036           A1             A+
M-5...................   $ 28,900,000    Subordinate/Adjustable Rate   September 2036         A2              A
M-6...................   $ 27,200,000    Subordinate/Adjustable Rate    December 2036         A3             A-
M-7...................   $ 24,650,000    Subordinate/Adjustable Rate    February 2037        Baa1           BBB+
M-8...................   $ 14,450,000    Subordinate/Adjustable Rate     March 2037          Baa2            BBB
M-9...................   $ 16,150,000    Subordinate/Adjustable Rate     March 2037          Baa3           BBB-
A-R...................   $        100       Senior/REMIC Residual       October 2006          Aaa            AAA
NON-OFFERED
CERTIFICATES (3)
B.....................   $ 17,000,000    Subordinate/Adjustable Rate     March 2037           Ba1            BB+
P.....................   $        100        Prepayment Charges              N/A              N/R            N/R
C.....................            N/A             Residual                   N/A              N/R            N/R

----------
(1)  This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date and any amount deposited in the pre-funding account.

(2)  The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and
     Standard & Poor's Ratings Services, a division of The McGraw-Hill
     Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)  The Class B, Class P and Class C Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B, Class P and Class C Certificates is provided only to permit a better understanding of the offered certificates.

--------------------------------------------------------------------------------

                                        4

--------------------------------------------------------------------------------

The certificates will also have the following characteristics:

                                      PASS-THROUGH RATE    PASS-THROUGH RATE
                           RELATED      ON OR BEFORE             AFTER                                   INTEREST
                             LOAN         OPTIONAL              OPTIONAL                                  ACCRUAL
   CLASS                    GROUP     TERMINATION DATE     TERMINATION DATE    DELAY/ACCRUAL PERIOD     CONVENTION
------------               -------   ------------------   ------------------   --------------------   --------------

OFFERED CERTIFICATES
1-A.....................      1      LIBOR + 0.140% (1)   LIBOR + 0.280% (1)            (2)           Actual/360 (3)
2-A-1...................      2      LIBOR + 0.050% (1)   LIBOR + 0.100% (1)            (2)           Actual/360 (3)
2-A-2...................      2      LIBOR + 0.160% (1)   LIBOR + 0.320% (1)            (2)           Actual/360 (3)
2-A-3...................      2      LIBOR + 0.240% (1)   LIBOR + 0.480% (1)            (2)           Actual/360 (3)
M-1.....................   1 and 2   LIBOR + 0.300% (1)   LIBOR + 0.450% (1)            (2)           Actual/360 (3)
M-2.....................   1 and 2   LIBOR + 0.320% (1)   LIBOR + 0.480% (1)            (2)           Actual/360 (3)
M-3.....................   1 and 2   LIBOR + 0.330% (1)   LIBOR + 0.495% (1)            (2)           Actual/360 (3)
M-4.....................   1 and 2   LIBOR + 0.400% (1)   LIBOR + 0.600% (1)            (2)           Actual/360 (3)
M-5.....................   1 and 2   LIBOR + 0.420% (1)   LIBOR + 0.630% (1)            (2)           Actual/360 (3)
M-6.....................   1 and 2   LIBOR + 0.470% (1)   LIBOR + 0.705% (1)            (2)           Actual/360 (3)
M-7.....................   1 and 2   LIBOR + 0.800% (1)   LIBOR + 1.200% (1)            (2)           Actual/360 (3)
M-8.....................   1 and 2   LIBOR + 1.100% (1)   LIBOR + 1.650% (1)            (2)           Actual/360 (3)
M-9.....................   1 and 2   LIBOR + 2.150% (1)   LIBOR + 3.225% (1)            (2)           Actual/360 (3)
A-R.....................   1 and 2           (4)                 (4)                    N/A                N/A
NON-OFFERED CERTIFICATES
B.......................   1 and 2   LIBOR + 2.600% (1)   LIBOR + 3.900% (1)            (2)           Actual/360 (3)
P.......................   1 and 2           N/A                 N/A                    N/A                N/A
C.......................   1 and 2           N/A                 N/A                    N/A                N/A

----------
(1)  The pass-through rate for this class of certificates may adjust monthly, will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, in each case as described in this free writing prospectus under "Description of the
     Certificates -- Distributions -- Distributions of Interest". LIBOR refers to One-Month LIBOR for the related accrual period calculated as described in this free writing prospectus under "Description of the Certificates --
     Calculation of One-Month LIBOR".

(2)  The accrual period for any distribution date will be the period from and including the preceding distribution date (or from and including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date. These certificates will settle without accrued interest.

(3)  Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.

(4)  The Class A-R Certificates will not accrue any interest.

--------------------------------------------------------------------------------

                                        5

--------------------------------------------------------------------------------

DESIGNATIONS

   DESIGNATION                         CLASS OF CERTIFICATES
----------------   -------------------------------------------------------------
Class A            Class 1-A and Class 2-A Certificates.
   Certificates:

Class 2-A          Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates.
   Certificates:

Senior             Class A and Class A-R Certificates.
   Certificates:

Class M            Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
   Certificates:   M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Subordinate        Class M and Class B Certificates.
   Certificates:

Adjustable Rate    Class A Certificates and Subordinate Certificates.
   Certificates
   or Swap
   Certificates:

Offered            Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1,
   Certificates:   Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                   Class M-7, Class M-8, Class M-9 and Class A-R Certificates.

RECORD DATE

Adjustable Rate Certificates:

The business day immediately preceding a distribution date, or if the adjustable rate certificates are no longer book-entry certificates, the last business day of the month preceding the month of a distribution date.

Class A-R Certificates:

The last business day of the month preceding the month of a distribution date.

DENOMINATIONS

$20,000 and multiples of $1 in excess thereof, except that the Class A-R
Certificates will be issued as two certificates in the denominations specified in the pooling and servicing agreement.

REGISTRATION OF CERTIFICATES

Adjustable Rate Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or
Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on October 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

INTEREST PAYMENTS

On each distribution date, holders of each class of interest-bearing certificates will be entitled to receive:

o    the interest that has accrued during the related accrual period at the related pass-through rate on the certificate principal balance immediately prior to the applicable distribution date, and

o    any interest due on a prior distribution date that was not paid.

The accrual period, interest calculation convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-5.

For each class of subordinate certificates, any interest carry forward amount
(which is interest due on a prior distribution date that was not paid on a prior distribution date) will be payable from excess cashflow and from amounts in the swap trust, in each case as and to the extent described in this free writing prospectus.

There are certain circumstances that could reduce the amount of interest paid to you.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will receive a distribution of principal on their certificates only if there is cash available on that date for the payment of principal. The priority of payments will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

--------------------------------------------------------------------------------

                                        6

--------------------------------------------------------------------------------

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

Amounts Available with respect to Interest Distributions

The amount available for interest distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to the mortgage loans in a loan group (after the fees and expenses as described below are subtracted):

o    scheduled payments of interest on the mortgage loans collected during the applicable period (other than any credit comeback excess amounts);

o    interest on prepayments to the extent not allocable to the master servicer as additional servicing compensation;

o    interest amounts advanced by the master servicer and any required compensating interest paid by the master servicer related to certain prepayments on certain mortgage loans;

o    liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to interest); and

o    the amount, if any, of the seller interest shortfall payment paid by
     Countrywide Home Loans, Inc. on any distribution date on or prior to the
     December 2006 distribution date.

Amounts Available with respect to Principal Distributions

The amount available for principal distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after fees and expenses as described below are subtracted) with respect to the mortgage loans in a loan group:

o    scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

o    prepayments collected in the applicable period;

o    the stated principal balance of any mortgage loans repurchased by a seller or purchased by the master servicer;

o    the excess, if any, of the stated principal balance of a deleted mortgage loan over the stated principal balance of the related substitute mortgage loan;

o    liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to principal);

o    excess interest (to the extent available) to maintain or restore the targeted overcollateralization level as described under "Description of the
     Certificates -- Overcollateralization Provisions" in this free writing prospectus; and

o    the amount, if any, allocated to that loan group and remaining on deposit in the pre-funding account on the distribution date following the end of the funding period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o    the master servicing fee and additional servicing compensation (as described in this free writing prospectus under "Description of the
     Certificates -- Withdrawals from the Collection Account" and "--Withdrawals from the Distribution Account") due to the master servicer;

o    the pro rata portion of the trustee fee due to the trustee;

o    amounts reimbursed to the master servicer and the trustee in respect of advances previously made by them and other amounts for which the master servicer and servicer are entitled to be reimbursed;

o    all prepayment charges (which are distributable only to the Class P
     Certificates);

o    all other amounts for which the depositor, a seller, the master servicer or any NIM Insurer is entitled to be reimbursed; and

o    the pro rata portion of any net swap payments or any termination payment payable to the swap counterparty (other than a swap termination payment resulting from a swap counterparty trigger event).

These amounts will reduce the amount that could have been distributed to the certificateholders.

--------------------------------------------------------------------------------

                                        7

--------------------------------------------------------------------------------

FINAL MATURITY RESERVE FUND

On each distribution date beginning on the distribution date in October 2016 and ending on the final maturity reserve funding date, if the aggregate stated
principal balance of the mortgage loans having an original term to maturity of
40 years as of the first day of the related due period is greater than the
40-year target for such distribution date, an amount equal to the lesser of (a)
the product of (i) 0.80% and (ii) the aggregate stated principal balance of the mortgage loans with original terms to maturity of 40 years, and (b) the excess of (i) the final maturity funding cap for such distribution date over (ii) the amount on deposit in the final maturity reserve fund immediately prior to such distribution date will be deposited in the final maturity reserve fund until the amount on deposit in the final maturity reserve fund is equal to the final maturity funding cap. On the distribution date in September 2036, any amounts on deposit in the final maturity reserve fund will be distributed to the certificates as described in this free writing prospectus. Upon termination of the issuing entity, any amounts remaining in the final maturity reserve fund will be distributed to the Class C Certificates.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.50% per annum
(referred to as the servicing fee rate).

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of interest paid on certain principal prepayments, late payment fees, assumption fees and other similar charges
(excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF INTEREST

In general, on any distribution date, the loan group 1 and loan group 2 interest funds will be distributed in the following order:

o    from the interest funds from loan group 1 and loan group 2, pro rata based on the interest funds for each loan group, to the final maturity reserve fund, the required final maturity deposit,

o    from the interest funds from loan group 1 and loan group 2, pro rata based on the interest funds for each loan group, to the swap account, the amount of any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the swap counterparty;

o    from loan group 1 interest funds, to the Class 1-A Certificates, current interest and interest carry forward amount;

o    from loan group 2 interest funds, concurrently, to each class of Class 2-A
     Certificates, current interest and interest carry forward amount, pro rata based on their respective entitlements;

o    from remaining loan group 1 and loan group 2 interest funds, to each class of Class A Certificates, any remaining unpaid current interest and any interest carry forward amount, allocated pro rata based on the certificate principal balance of each class of Class A Certificates, with any remaining amounts allocated based on any remaining unpaid current interest and interest carry forward amount for each class of Class A Certificates;

o    from any remaining loan group 1 and loan group 2 interest funds, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
     Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in
     that order, current interest for each class; and

o    from any remaining loan group 1 and loan group 2 interest funds, as part of the excess cashflow.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL

General

The manner of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and depending on whether a trigger event is in effect.

Effect of the Stepdown Date if a Trigger Event is not in Effect

--------------------------------------------------------------------------------

                                        8

--------------------------------------------------------------------------------

On any distribution date on or after the stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the certificates to the senior classes of certificates until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the subordinate certificates.

The amount allocated to each class of certificates on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates. These amounts are described in more detail under "Description of the Certificates --
Distributions -- Distributions of Principal" in this free writing prospectus.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates, until the senior certificates are paid in full, before any distributions of principal are made on the subordinate certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

o    the distribution date following the distribution date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero; and

o    the later of:

     o    the October 2009 distribution date; and

     o    the first distribution date on which the aggregate certificate principal balance of the Class A Certificates (after calculating anticipated distributions on the distribution date) is less than or equal to 59.60% of the aggregate stated principal balance of the mortgage loans for the distribution date.

On any distribution date prior to the stepdown date or on which a trigger event is in effect, the principal distribution amount from both loan groups will be distributed in the following order:

o    concurrently,

     (1)  from the loan group 1 principal distribution amount, in the following order of priority:

          (i)  to the Class 1-A Certificates, until the certificate principal balance thereof is reduced to zero; and

          (ii) to the classes of Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as
               described in clause (2)(i) of this bullet point), to be allocated among such classes of certificates in the amounts and order of priority described below, until the certificate principal
               balances thereof are reduced to zero; and

     (2)  from the loan group 2 principal distribution amount, in the following order of priority:

          (i)  to the classes of Class 2-A Certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero; and

          (ii) to the Class 1-A Certificates (after the distribution of the principal distribution amount from loan group 1 as described in clause (1)(i) of this bullet point), until the certificate principal balance thereof is reduced to zero; and

o    from the remaining principal distribution amount from both loan groups, sequentially,

     (1)  sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
          M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
          Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero; and

     (2)  as part of the excess cashflow.

On any distribution date on or after the stepdown date and so long as no trigger event is in effect, the principal distribution amount for both loan groups will be distributed in the following order:

o    concurrently,

     (1)  from the loan group 1 principal distribution amount, in an amount up to the Class 1-A

--------------------------------------------------------------------------------

                                        9

--------------------------------------------------------------------------------

          principal distribution amount, in the following order of priority:

          (i)  to the Class 1-A Certificates, until the certificate principal balance thereof is reduced to zero; and

          (ii) to the classes of Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as
               described in clause (2)(i) of this bullet point), in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero; and

     (2)  from the loan group 2 principal distribution amount, in an amount up to the Class 2-A principal distribution amount, in the following order of priority:

          (i)  to the classes of Class 2-A Certificates, in the amounts and order of priority described below, until the certificate
               principal balances thereof are reduced to zero; and

          (ii) to the Class 1-A Certificates (after the distribution of the principal distribution amount from loan group 1 as described in clause (1)(i) of this bullet point), until the certificate principal balance thereof is reduced to zero; and

o    from the remaining principal distribution amount from both loan groups, sequentially,

     (1)  sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
          M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
          Certificates, in that order, the subordinate class principal distribution amount for that class, in each case until the certificate principal balance thereof is reduced to zero; and

     (2)  as part of the excess cashflow.

Class 2-A Certificates:

For each distribution date, amounts to be distributed to the Class 2-A
Certificates in respect of principal will be distributed, sequentially, to the
Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until the certificate principal balances thereof are reduced to zero.

EXCESS CASHFLOW

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest and principal distributions have been made.

On any distribution date, the excess cashflow (if any) and, in the case of the first two bullet points below and in the case of the payment of unpaid realized loss amounts pursuant to the third bullet point below, credit comeback excess cashflow (if any), will be distributed in the following order, in each case, first to the extent of the remaining credit comeback excess cashflow and, second to the extent of the remaining excess cashflow:

o    to each class of Class A and subordinate certificates, in the same priority as described above with respect to payments of principal, the amounts necessary to maintain or restore overcollateralization to the target overcollateralization level;

o    concurrently, to each class of Class A Certificates, any unpaid realized loss amount for each such class, pro rata based on their respective entitlements;

o    sequentially, to the classes of subordinate certificates, in order of their distribution priorities, and for each class, first, to pay any interest carry forward amount for that class and second, to pay any unpaid realized loss amount for that class;

o    to each class of Class A and subordinate certificates, pro rata, first based on their certificate principal balances and second based on their remaining unpaid net rate carryover, to the extent needed to pay any unpaid net rate carryover;

o    to the carryover reserve fund, the required carryover reserve fund deposit;

o    if the final maturity OC trigger is in effect, sequentially, in the following order of priority: (1) to the classes of Class A Certificates, pro rata, based on the Class 1-A principal distribution amount (in the case of clause (x)) and the Class 2-A principal distribution amount (in the case of clause (y)), concurrently (x) to the Class 1-A Certificates, until the certificate principal balance thereof is reduced to zero, and (y)
     sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates,
     in that order, in

--------------------------------------------------------------------------------

                                       10

--------------------------------------------------------------------------------

     each case until the certificate principal balance thereof is reduced to zero; provided, however, that any amounts remaining after such allocation based on the Class 1-A principal distribution amount and the Class 2-A principal distribution amount will be distributed to the outstanding Class
     1-A Certificates or the outstanding classes of Class 2-A Certificates, as the case may be, pursuant to clause (x) or clause (y), as the case may be;
     and (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
     Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero;

o    to the swap account, the amount of any swap termination payment payable to the swap counterparty as a result of a swap counterparty trigger event; and

o    to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated
principal balance of the mortgage loans and any remaining related pre-funded amount, exceeds the aggregate certificate principal balance of the certificates.

On the closing date, it is expected that the sum of the aggregate stated
principal balance of the mortgage loans and any amounts on deposit in the pre-funding account will exceed the initial aggregate certificate principal balance of the interest-bearing certificates by approximately $29,750,000.

The amount of overcollateralization is equal to the initial level of overcollateralization required by the pooling and servicing agreement. If the amount of overcollateralization is reduced, excess interest on the mortgage loans will be used to reduce the total certificate principal balance of the certificates, until the required level of overcollateralization has been restored.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans, if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans.
The required level of overcollateralization may change over time.

Excess Interest

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates, plus the weighted average expense fee rate and the effective rate at which any net swap payments may be payable to the swap counterparty. The "expense fee rate" is the sum of the servicing fee rate, the trustee fee rate and, with respect to any mortgage loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate. Any such interest is referred to as "excess interest" and will be distributed as part of the excess cashflow as described under "--Excess Cashflow" above.

Subordination

The issuance of senior certificates and subordinate certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

The senior certificates will have a distribution priority over the subordinate certificates. With respect to the subordinate certificates, the Class M
Certificates with a lower numerical designation will have a distribution priority over the Class M Certificates with a higher numerical designation, and all the Class M Certificates will have a distribution priority over the Class B
Certificates.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates, beginning with the subordinate certificates with the lowest distribution priority, before realized losses on the mortgage loans in a loan group are allocated to the classes of certificates related to that loan group with higher priorities of distribution.

--------------------------------------------------------------------------------

                                       11

--------------------------------------------------------------------------------

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses are allocated to the subordinate certificates, beginning with the class of subordinate certificates with the lowest distribution priority, until the certificate principal balance of that subordinate class has been reduced to zero. If the aggregate certificate principal balance of the subordinate certificates were to be reduced to zero, additional realized losses of a particular loan group will be allocated to the related senior certificates as described in this free writing prospectus under "Description of the
Certificates--Applied Realized Loss Amounts".

THE SWAP CONTRACT

Countrywide Home Loans, Inc. has entered into an interest rate swap contract, which will be assigned to The Bank of New York, in its capacity as swap contract administrator, on the closing date. On each distribution date prior to the swap contract termination date, the swap contract administrator will be obligated to pay to the swap counterparty an amount equal to the product of (i) 5.25% per annum, (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the number of days in the related calculation period (calculated on the basis of a
360-day year of twelve 30-day months), divided by 360. In addition, on the business day preceding each distribution date prior to the swap contract termination date, the swap counterparty will be obligated to pay to the swap contract administrator an amount equal to the product of (i) one-month LIBOR (as determined by the swap counterparty), (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the actual number of days in the related calculation period, divided by 360.

To the extent that the payment payable by the swap contract administrator exceeds the payment payable by the swap counterparty, the trustee will be required to deduct from the available funds for loan group 1 and loan group 2 the amount of that excess and, in its capacity as trustee of the swap trust, to remit the amount of that excess to the swap contract administrator for payment to the swap counterparty. To the extent that the payment payable by the swap counterparty exceeds the payment payable by the swap contract administrator, the swap counterparty will be required to pay to the swap contract administrator the amount of that excess. Any net payment received by the swap contract administrator from the swap counterparty will be remitted to the swap trust only to the extent necessary to cover unpaid current interest, net rate carryover and unpaid realized loss amounts on the swap certificates and to maintain or restore overcollateralization for those certificates. The remaining portion of any net payment received by the swap contract administrator from the swap counterparty will be paid to Countrywide Home Loans, Inc. and will not be available to cover any amounts on any class of certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the master servicer reasonably believes that the cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute a replacement mortgage loan for, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 150 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower. See "Servicing of the Mortgage Loans - Certain Modifications and
Refinancings" in this free writing prospectus.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at

--------------------------------------------------------------------------------

                                       12

--------------------------------------------------------------------------------

the applicable mortgage rate (and in the case of purchases by the master servicer, less the servicing fee rate).

OPTIONAL TERMINATION

The largest percentage holder of the Class C Certificates will have the right to direct the master servicer to instruct the trustee to conduct an auction of all of the remaining assets of the issuing entity on any distribution date on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the sum of the aggregate stated principal balance of the initial mortgage loans as of the initial cut-off date and the amount, if any, deposited into the pre-funding account on the closing date. If the first auction is unsuccessful, the auction process will be repeated every other month until a successful auction is conducted, unless the largest percentage holder of the Class C Certificates directs the trustee to conduct such auction less frequently. In addition, if the first auction is unsuccessful, or if the largest percentage holder of the Class C Certificates does not request an auction, then the master servicer will have the option to purchase all of the remaining assets of the issuing entity. Any successful auction of all of the remaining assets of the issuing entity or any purchase of those assets by the master servicer will result in the early retirement of the certificates. The NIM
Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the issuing entity (exclusive of the credit comeback excess account, the assets held in the carryover reserve fund and the pre-funding account) will consist of two or more REMICs: one or more underlying
REMICs and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The offered certificates
(other than the Class A-R Certificates) will represent beneficial ownership of
"regular interests" in the master REMIC identified in the pooling and servicing agreement, a beneficial interest in the right to receive payments of net rate carryover pursuant to the pooling and servicing agreement and the deemed obligation to make termination payments on the swap contract.

The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interest in each underlying REMIC.

The reserve fund trust, the swap trust, the swap contract and the swap account will not constitute any part of any REMIC created under the pooling and servicing agreement.

LEGAL INVESTMENT CONSIDERATIONS

The Class A, Class M-1, Class M-2 and Class M-3 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
Act of 1984. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
Act of 1984.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement
Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue
Code of 1986, as amended, or by an entity investing the assets of a benefit plan, so long as certain conditions are met. Investors acquiring offered certificates (other than the Class A-R Certificates) with assets of such a plan also will be required to satisfy the requirements of an investor-based class exemption.

--------------------------------------------------------------------------------

                                       13

                                THE MORTGAGE POOL

     Statistical calculation information for the mortgage loans in the statistical calculation pool is set forth in tabular format in Annex A attached to this free writing prospectus.

                         SERVICING OF THE MORTGAGE LOANS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicer will be paid a monthly fee (the "MASTER SERVICING FEE")
from collections with respect to each Mortgage Loan (as well as from any liquidation proceeds or Subsequent Recoveries) equal to one-twelfth of the
Stated Principal Balance thereof multiplied by the Servicing Fee Rate. The
"SERVICING FEE RATE" for each Mortgage Loan will equal 0.50% per annum. The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "-- Adjustment to Master Servicing Fee in Connection With
Certain Prepaid Mortgage Loans".

     The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments received during that portion of a Prepayment Period from the related Due Date to the end of the Prepayment Period ("PREPAYMENT INTEREST EXCESS"), all late payment fees, assumption fees and other similar charges (excluding prepayment charges), with respect to the Mortgage Loans, and all investment income earned on amounts on deposit in the Certificate Account and Distribution Account. The
Master Servicer is obligated to pay certain ongoing expenses associated with the
Mortgage Loans and incurred by the Trustee in connection with its responsibilities under the Pooling and Servicing Agreement.

ADJUSTMENT TO MASTER SERVICING FEE IN CONNECTION WITH CERTAIN PREPAID MORTGAGE
LOANS

     When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("DUE DATES"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments which are received during that portion of the Prepayment Period from the related Due Date in the Prepayment Period to the end of the Prepayment Period reduce the
Scheduled Payment of interest for the following Due Date but are included in a distribution that occurs on or prior to the distribution of the Scheduled
Payment, and accordingly no shortfall in interest otherwise distributable to holders of the Certificates results. Conversely, Principal Prepayments received from that portion of the Prepayment Period from the beginning of the Prepayment
Period to related Due Date in that Prepayment Period reduce the Scheduled
Payment of interest for that Due Date and are included in a distribution that occurs on or after the distribution of the Scheduled Payment, and accordingly an interest shortfall (a "PREPAYMENT INTEREST SHORTFALL") could result. In order to mitigate the effect of any Prepayment Interest Shortfall on interest distributions to holders of the Certificates on any Distribution Date, one-half of the amount of the Master Servicing Fee otherwise payable to the Master
Servicer for the month will, to the extent of the Prepayment Interest Shortfall, be deposited by the Master Servicer in the Certificate Account for distribution to holders of the Certificates entitled thereto on the Distribution Date. The amount of this deposit by the Master Servicer is referred to as "COMPENSATING
INTEREST" and will be reflected in the distributions to holders of the
Certificates entitled thereto made on the Distribution Date on which the
Principal Prepayments received would be distributed.

CERTAIN MODIFICATIONS AND REFINANCINGS

     Countrywide Home Loans will be permitted under the Pooling and Servicing
Agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the Master
Servicer will be permitted to agree to the rate reduction provided that (i)
Countrywide Home Loans purchases the Mortgage Loan from the Trust Fund immediately following the modification and (ii) the Stated Principal Balance of such Mortgage Loan, when taken together with the aggregate of the Stated
Principal Balances of all other Mortgage Loans in the same Loan Group that have been so modified since the Closing Date at the time of those modifications, does not exceed an amount equal to 5% of the aggregate Certificate Principal Balance of the related Certificates. Countrywide Home Loans will remit the Purchase
Price to the Master Servicer for deposit into the Certificate Account within one
Business Day of the purchase of that Mortgage Loan. Purchases of Mortgage

                                       14

Loans may occur when prevailing interest rates are below the Mortgage Rates on the Mortgage Loans and borrowers request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the Trust Fund against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing
Agreement. We summarize below the material terms and provisions pursuant to which the Certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and
Servicing Agreement. When particular provisions or terms used in the Pooling and
Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the Pooling and Servicing Agreement after the issuing entity issues the
Certificates.

     The CWABS, Inc., Asset-Backed Certificates, Series 2006-18 (the
"CERTIFICATES") will consist of: Class 1-A, Class 2-A-1, Class 2-A-2, Class
2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
M-7, Class M-8, Class M-9, Class B, Class A-R, Class P and Class C Certificates.

     When describing the Certificates in this free writing prospectus we use the following terms:

         DESIGNATION                         CLASS OF CERTIFICATES
----------------------------   -------------------------------------------------
CLASS A CERTIFICATES:          Class 1-A and Class 2-A Certificates
CLASS 2-A CERTIFICATES:        Class 2-A-1, Class 2-A-2 and Class 2-A-3
                               Certificates
SENIOR CERTIFICATES:           Class A and Class A-R Certificates
CLASS M CERTIFICATES:          Class M-1, Class M-2, Class M-3, Class M-4,
                               Class M-5, Class M-6, Class M-7, Class M-8 and
                               Class M-9 Certificates
SUBORDINATE CERTIFICATES:      Class M and Class B Certificates
ADJUSTABLE RATE CERTIFICATES
   OR SWAP CERTIFICATES:       Class A and Subordinate Certificates
OFFERED CERTIFICATES:          Class 1-A, Class 2-A-1, Class 2-A-2,
                               Class 2-A-3, Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5, Class M-6,
                               Class M-7, Class M-8, Class M-9 and Class
                               A-R Certificates

The Certificates are generally referred to as the following types:

          CLASS                         TYPE
-------------------------   ---------------------------
Class A Certificates:       Senior/Adjustable Rate
Subordinate Certificates:   Subordinate/Adjustable Rate
Class A-R Certificates:     Senior/REMIC Residual
Class P Certificates:       Prepayment Charges
Class C Certificates:       Residual
   Generally:

     o    distributions of principal and interest on the Class 1-A Certificates will be based on amounts available for distribution in respect of the
          Mortgage Loans in Loan Group 1;

                                       15

     o    distributions of principal and interest on the Class 2-A Certificates will be based on amounts available for distribution in respect of the
          Mortgage Loans in Loan Group 2;

     o    distributions of principal and interest on the Subordinate
          Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1 and Loan Group 2;

     o    distributions on the Class P and Class C Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in
          Loan Group 1 and Loan Group 2; and

     o    distributions on the Class A-R Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan
          Group 1 and Loan Group 2.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The Offered Certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R
Certificates will be issued as two certificates in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry
Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry
Certificates through the Depository Trust Company ("DTC") in the United States,
or Clearstream, Luxembourg or the Euroclear System ("EUROCLEAR"), in Europe, if
they are participants of these systems, or indirectly through organizations which are participants in these systems. Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate
Principal Balance of the applicable class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.
Beneficial interests in the Book-Entry Certificates may be held in minimum denominations representing Certificate Principal Balances of $20,000 and integral multiples of $1 in excess thereof. Except as set forth under
"Description of the Securities--Book-Entry Registration of the Securities" in
the prospectus, no person acquiring a beneficial ownership interest in a
Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing the person's beneficial ownership interest in the Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until
Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations
("PARTICIPANTS") and DTC. See "Description of the Securities--Book-Entry
Registration of the Securities" in the base prospectus.

GLOSSARY OF TERMS

     The following terms have the meanings shown below to help describe the cash flow on the Certificates. The definitions are organized based on the context in which they are most frequently used. However, certain definitions may be used in multiple contexts.

     General Definitions.

     "ADJUSTED NET MORTGAGE RATE" with respect to each Mortgage Loan means the
Mortgage Rate less the related Expense Fee Rate.

     "BUSINESS DAY" is any day other than:

          (1) a Saturday or Sunday or

                                       16

          (2) a day on which banking institutions in the state of New York or
     California are required or authorized by law to be closed.

     "CERTIFICATE PRINCIPAL BALANCE" means for any class of Certificates (other than the Class C Certificates), the aggregate outstanding principal balance of all Certificates of the class, less:

          (1) all amounts previously distributed to holders of Certificates of that class as scheduled and unscheduled payments of principal; and

          (2) the Applied Realized Loss Amounts allocated to the class;

provided, however, that if Applied Realized Loss Amounts have been allocated to the Certificate Principal Balance of any class of Certificates, the Certificate
Principal Balance thereof will be increased on each Distribution Date after the allocation of Applied Realized Loss Amounts, sequentially by class in the order of distribution priority, by the amount of Subsequent Recoveries for the related
Loan Group or Loan Groups, collected during the related Due Period (if any) (but not by more than the amount of the Unpaid Realized Loss Amount for the class);
and provided further, however, that any amounts distributed to one or more classes of Senior Certificates related to a Loan Group in respect of Applied
Realized Loss Amounts will be distributed to those classes on a pro rata basis according to the respective Unpaid Realized Loss Amounts for those classes.

     After any allocation of amounts in respect of Subsequent Recoveries to the
Certificate Principal Balance of a class of Certificates, a corresponding decrease will be made on the Distribution Date to the Unpaid Realized Loss
Amount for that class or classes. Although Subsequent Recoveries, if any, will be allocated to increase the Certificate Principal Balance of a class of
Certificates, the Subsequent Recoveries will be included in the applicable
Principal Remittance Amount and distributed in the priority set forth below under "--Distributions--Distributions of Principal". Therefore these Subsequent
Recoveries may not be used to make any principal payments on the class or classes of Certificates for which the Certificate Principal Balances have been increased by allocation of Subsequent Recoveries. Additionally, holders of these
Certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Certificate Principal
Balance for any Accrual Period preceding the Distribution Date on which the increase occurs.

     "DISTRIBUTION DATE" means the 25th day of each month, or if the 25th day is not a Business Day, on the first Business Day thereafter, commencing in October
2006.

     "DUE PERIOD" means with respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

     "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent
Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage
Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage
Loan.

     "FINAL RECOVERY DETERMINATION" means a determination by the Master Servicer that it has received all proceeds it expects to receive with respect to the liquidation of a Mortgage Loan.

     "INSURANCE PROCEEDS" means all proceeds of any insurance policy received prior to or in connection with a Final Recovery Determination (to the extent that the proceeds are not applied to the restoration of the property or released to the borrower in accordance with the Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the Master
Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policy.

     "LIQUIDATION PROCEEDS" means any Insurance Proceeds and all other net proceeds received prior to or in connection with a Final Recovery Determination in connection with the partial or complete liquidation of a

                                       17

Mortgage Loan (whether through trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of the related Mortgaged
Property, together with the net proceeds received prior to or in connection with a Final Recovery Determination with respect to any Mortgaged Property acquired by the Master Servicer by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

     "PERCENTAGE INTEREST" with respect to any Certificate, means the percentage derived by dividing the denomination of the Certificate by the aggregate denominations of all Certificates of the applicable class.

     "RECORD DATE" means:

          (1) in the case of the Adjustable Rate Certificates, the Business Day immediately preceding the Distribution Date, unless the Adjustable Rate
     Certificates are no longer book-entry certificates, in which case the
     Record Date will be the last Business Day of the month preceding the month of the Distribution Date, and

          (2) in the case of the Class A-R Certificates, the last Business Day of the month preceding the month of the Distribution Date.

     "SUBSEQUENT RECOVERIES" means, with respect to any Mortgage Loan in respect of which a Realized Loss was incurred, any proceeds of the type described in the definitions of "Insurance Proceeds" and "Liquidation Proceeds" received in respect of the Mortgage Loan after a Final Recovery Determination (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

     Definitions related to Interest Calculations and Distributions.

     "ACCRUAL PERIOD" for any Distribution Date and the Adjustable Rate
Certificates, means the period from and including the preceding Distribution
Date (or from and including the Closing Date in the case of the first
Distribution Date) to and including the day prior to the current Distribution
Date.

     "CURRENT INTEREST" with respect to each class of interest-bearing certificates and each Distribution Date means the interest accrued at the
Pass-Through Rate for the applicable Accrual Period on the Certificate Principal
Balance of the class immediately prior to the Distribution Date.

     "EXPENSE FEE RATE" with respect to each Mortgage Loan is equal to the sum of the Servicing Fee Rate and the Trustee Fee Rate and, with respect to any
Mortgage Loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate. As of the Initial Cut-off Date, the weighted average Expense Fee Rate is expected to equal approximately 0.509% per annum.

     "INTEREST CARRY FORWARD AMOUNT," with respect to each class of interest-bearing certificates and each Distribution Date, is the excess of:

          (a) Current Interest for such class with respect to prior Distribution
     Dates over

          (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

     "INTEREST DETERMINATION DATE" means for the Adjustable Rate Certificates, the second LIBOR Business Day preceding the commencement of each Accrual Period.

     "INTEREST FUNDS" means for any Loan Group and any Distribution Date, (1)
the Interest Remittance Amount for that Loan Group and the Distribution Date, less (2) the portion of the Trustee Fee allocable to that Loan

                                       18

Group for the Distribution Date, plus (3) the Adjusted Replacement Upfront
Amount, if any, allocable to that Loan Group.

     "INTEREST REMITTANCE AMOUNT" means with respect to each Loan Group and any
Distribution Date:

          (a) the sum, without duplication, of:

               (1) all scheduled interest collected during the related Due
          Period (other than Credit Comeback Excess Amounts (if any)), less the related Master Servicing Fees,

               (2) all interest on prepayments, other than Prepayment Interest
          Excess,

               (3) all Advances relating to interest,

               (4) all Compensating Interest,

               (5) all Liquidation Proceeds collected during the related Due
          Period (to the extent that the Liquidation Proceeds relate to interest), and

               (6) the allocable portion of any Seller Shortfall Interest
          Requirement, less

          (b) all Advances relating to interest and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

     "NET RATE CAP" for each Distribution Date means:

     (i) with respect to the Class 1-A Certificates, the weighted average
Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 1 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty and the Final Maturity Reserve Deposit with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap Termination Payment payable to the Swap
Counterparty for such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan Group 1 for such Distribution Date, and the denominator of which is the Interest Funds for Loan Group 1 and Loan Group 2 for
such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period) plus any amounts on deposit in the Pre-Funding Account in respect of
Loan Group 1 as of the first day of that Due Period,

     (ii) with respect to each class of Class 2-A Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 2 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty and the Final Maturity Reserve Deposit with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap Termination Payment payable to the Swap
Counterparty for such Distribution Date (other than a Swap Termination Payment due to a

                                       19

Swap Counterparty Trigger Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan Group 2 for such Distribution Date, and the denominator of which is the Interest Funds for Loan Group 1 and Loan Group 2 for
such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period) plus any amounts on deposit in the Pre-Funding Account in respect of
Loan Group 2 as of the first day of that Due Period, and

     (iii) with respect to each class of Subordinate Certificates, the weighted average of the Net Rate Cap for the Class 1-A and Class 2-A Certificates
(weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan
Group and the amount on deposit in the Pre-Funding Account in respect of that
Loan Group) over the outstanding aggregate Certificate Principal Balance of the
Class 1-A and Class 2-A Certificates, respectively.

     "NET RATE CARRYOVER" for a class of interest-bearing certificates on any
Distribution Date means the excess of:

          (1) the amount of interest that the class would have accrued for the
     Distribution Date had the Pass-Through Rate for that class and the related
     Accrual Period not been calculated based on the applicable Net Rate Cap, over

          (2) the amount of interest the class accrued on the Distribution Date based on the applicable Net Rate Cap,

     plus the unpaid portion of this excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap).

     "PASS-THROUGH MARGIN" for each class of Adjustable Rate Certificates means the following:

                                           (1)     (2)
                                          -----   -----
                         Class 1-A.....   0.140%  0.280%
                         Class 2-A-1...   0.050%  0.100%
                         Class 2-A-2...   0.160%  0.320%
                         Class 2-A-3...   0.240%  0.480%
                         Class M-1.....   0.300%  0.450%
                         Class M-2.....   0.320%  0.480%
                         Class M-3.....   0.330%  0.495%
                         Class M-4.....   0.400%  0.600%
                         Class M-5.....   0.420%  0.630%
                         Class M-6.....   0.470%  0.705%
                         Class M-7.....   0.800%  1.200%
                         Class M-8.....   1.100%  1.650%
                         Class M-9.....   2.150%  3.225%
                         Class B.......   2.600%  3.900%

(1)  For each Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2)  For each Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

     "PASS-THROUGH RATE" with respect to each Accrual Period and each class of
Adjustable Rate Certificates means a per annum rate equal to the lesser of:

                                       20

          (1) One-Month LIBOR for the Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through
     Margin for the class and Accrual Period, and

          (2) the applicable Net Rate Cap for the related Distribution Date.

     "SELLER SHORTFALL INTEREST REQUIREMENT" with respect to the Distribution
Date in each of October 2006, November 2006 and December 2006 means the sum of:

          (a) the product of (1) the excess of the aggregate Stated Principal
     Balance for the Distribution Date of all the Mortgage Loans in the Mortgage
     Pool (including the Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period, over the aggregate
     Stated Principal Balance for the Distribution Date of the Mortgage Loans
     (including the Subsequent Mortgage Loans, if any) that have a scheduled payment of interest due in the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of all the
     Mortgage Loans in the Mortgage Pool (including the Subsequent Mortgage
     Loans, if any) (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

          (b) the product of (1) the amount on deposit in the Pre-Funding
     Account at the beginning of the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of the
     Mortgage Loans (including Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date)
     and the denominator of which is 12.

     "TRUSTEE FEE RATE" means a rate equal to 0.009% per annum.

     Definitions related to Principal Calculations and Distributions.

     "CLASS 1-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means the product of (x) the Class A Principal Distribution Target Amount and (y) a
fraction, the numerator of which is the Principal Remittance Amount for Loan
Group 1 and the denominator of which is the sum of the Principal Remittance
Amounts for both Loan Groups.

     "CLASS 2-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means the product of (x) the Class A Principal Distribution Target Amount and (y) a
fraction, the numerator of which is the Principal Remittance Amount for Loan
Group 2 and the denominator of which is the sum of the Principal Remittance
Amounts for both Loan Groups.

     "CLASS A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution Date
means the excess of:

          (1) the aggregate Certificate Principal Balance of the Class A
     Certificates immediately prior to the Distribution Date, over

          (2) the lesser of (i) 59.60% of the aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date and (ii) the aggregate
     Stated Principal Balance of the Mortgage Loans for the Distribution Date
     minus the OC Floor.

     "CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date, a Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of Realized Losses on the Mortgage Loans from the Cut-off Date for each Mortgage Loan to (and including) the last day of the related Due Period
(reduced by the aggregate amount of any Subsequent Recoveries received through the last day of that Due Period) exceeds (y) the applicable percentage, for the
Distribution Date, of the sum of the aggregate Initial Cut-off Date Pool
Principal Balance and the original Pre-Funded Amount, as set forth below:

                                       21

Distribution Date                   Percentage
---------------------------------   --------------------------------------------
October 2008 -- September 2009...   1.45% with respect to October 2008, plus an
                                    additional 1/12th of 1.75% for each month
                                    thereafter through September 2009
October 2009 -- September 2010...   3.20% with respect to October 2009, plus an
                                    additional 1/12th of 1.90% for each month
                                    thereafter through September 2010
October 2010 -- September 2011...   5.10% with respect to October 2010, plus an
                                    additional 1/12th of 1.45% for each month
                                    thereafter through September 2011
October 2011 -- September 2012...   6.55% with respect to October 2011, plus an
                                    additional 1/12th of 0.85% for each month
                                    thereafter through September 2012
October 2012 -- September 2013...   7.40% with respect to October 2012, plus an
                                    additional 1/12 of 0.05% for each month
                                    thereafter through September 2013
October 2013 -- and thereafter...   7.45%

     A "DELINQUENCY TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (x) the Senior
Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior class of outstanding Adjustable Rate
Certificates:

                                Class   Percentage
                               ------   ----------
                               A.....      39.60%
                               M-1...      48.78%
                               M-2...      61.30%
                               M-3...      72.06%
                               M-4...      86.01%
                               M-5...     105.25%
                               M-6...     133.32%
                               M-7...     175.81%
                               M-8...     216.19%
                               M-9...     290.88%
                               B.....     457.10%

     "EXCESS OVERCOLLATERALIZATION AMOUNT" for any Distribution Date, is the
excess, if any, of the Overcollateralized Amount for the Distribution Date over the Overcollateralization Target Amount for the Distribution Date.

     "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution Date means the lesser of (1) the Overcollateralization Deficiency Amount and (2) the
sum of the Excess Cashflow and the Credit Comeback Excess Cashflow available for payment thereof, to be allocated between Loan Group 1 and Loan Group 2, pro rata, based on the Principal Remittance Amount for each such Loan Group for that
Distribution Date.

     The "FINAL MATURITY OC TRIGGER" will be in effect with respect to any
Distribution Date on or after the Distribution Date in October 2026 if and for so long as the sum of (x) the amount on deposit in the Final Maturity Reserve
Fund on that Distribution Date (including any Final Maturity Reserve Deposit made on the Distribution

                                       22

Date) and (y) the Overcollateralized Amount for that Distribution Date
(calculated after giving effect to all distributions to be made prior to the time of determination) is less than the outstanding Stated Principal Balance of all Mortgage Loans with original terms to maturity of 40 years as of the Due
Date occurring in the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period ending in the same month as the
Distribution Date).

     "GROUP 1 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date
is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 1 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2
for such Distribution Date.

     "GROUP 2 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date
is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 2 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2
for such Distribution Date.

     "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET
SUBORDINATION PERCENTAGE" for any class of Subordinate Certificates means the respective percentages indicated in the following table:

                    Initial Target             Stepdown Target
               Subordination Percentage   Subordination Percentage
               ------------------------   ------------------------
Class M-1...             16.40%                     32.80%
Class M-2...             13.05%                     26.10%
Class M-3...             11.10%                     22.20%
Class M-4...              9.30%                     18.60%
Class M-5...              7.60%                     15.20%
Class M-6...              6.00%                     12.00%
Class M-7...              4.55%                      9.10%
Class M-8...              3.70%                      7.40%
Class M-9...              2.75%                      5.50%
Class B.....              1.75%                      3.50%

     The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinate Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the
Subordinate Certificates and the related overcollateralization amount. The
Initial Target Subordination Percentage for any class of Subordinate
Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Certificate Principal Balance of any class(es) of Certificates subordinate to the subject class plus the initial
Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Initial Cut-off Date Pool Principal Balance and the
original Pre-Funded Amount.

     "OC FLOOR" means an amount equal to 0.50% of the sum of the Initial Cut-off
Date Pool Principal Balance and the original Pre-Funded Amount.

     "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any Distribution
Date means the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on the Distribution Date (after giving effect to distribution of the Principal Distribution Amount (other than the portion thereof consisting of the Extra Principal Distribution Amount) on the
Distribution Date).

     "OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date is an
amount equal to the lesser of (i) the Excess Overcollateralization Amount for the Distribution Date and (ii) the Principal Remittance Amount for Loan Group 1
and Loan Group 2 for the Distribution Date.

                                       23

     "OVERCOLLATERALIZATION TARGET AMOUNT" with respect to any Distribution Date means (a) prior to the Stepdown Date, an amount equal to 1.75% of the sum of the aggregate Initial Cut-off Date Pool Principal Balance and the original
Pre-Funded Amount and (b) on or after the Stepdown Date, the greater of (i) an amount equal to 3.50% of the aggregate Stated Principal Balance of the Mortgage
Loans for the current Distribution Date and (ii) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the
Overcollateralization Target Amount will be the Overcollateralization Target
Amount as in effect for the prior Distribution Date.

     "OVERCOLLATERALIZED AMOUNT" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the
Mortgage Loans for the Distribution Date and any amount on deposit in the
Pre-Funding Account on the Distribution Date exceeds (y) the sum of the aggregate Certificate Principal Balance of the Adjustable Rate Certificates as
of the Distribution Date (after giving effect to distribution of the Principal
Remittance Amounts to be made on the Distribution Date and, in the case of the
Distribution Date immediately following the end of the Funding Period, any amounts to be released from the Pre-Funding Account).

     "PRINCIPAL DISTRIBUTION AMOUNT" with respect to each Distribution Date and a Loan Group means the sum of:

          (1) the Principal Remittance Amount for the Loan Group for the
     Distribution Date, less any portion of such amount used to cover any payment due to the Swap Counterparty with respect to such Distribution
     Date,

          (2) the Extra Principal Distribution Amount for the Loan Group for the
     Distribution Date, and

          (3) with respect to the Distribution Date immediately following the end of the Funding Period, the amount, if any, remaining in the Pre-Funding
     Account at the end of the Funding Period (net of any investment income therefrom) allocable to the Loan Group.

          minus

          (4) (a) the Group 1 Overcollateralization Reduction Amount for the
     Distribution Date, in the case of Loan Group 1, and (b) the Group 2
     Overcollateralization Reduction Amount for the Distribution Date, in the
     case of Loan Group 2.

     "PRINCIPAL REMITTANCE AMOUNT" with respect to each Loan Group and any
Distribution Date means:

          (a) the sum, without duplication, of:

               (1) the scheduled principal collected during the related Due
          Period or advanced with respect to the Distribution Date,

               (2) prepayments collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan that was repurchased by a Seller or purchased by the Master Servicer,

               (4) the amount, if any, by which the aggregate unpaid principal balance of any Replacement Mortgage Loans delivered by Countrywide
          Home Loans in connection with a substitution of a Mortgage Loan is less than the aggregate unpaid principal balance of any Deleted
          Mortgage Loans, and

               (5) all Liquidation Proceeds (to the extent that the Liquidation
          Proceeds relate to principal) and Subsequent Recoveries collected during the related Due Period, less

                                       24

          (b) all Advances relating to principal and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

     "REALIZED LOSS" means with respect to any Mortgage Loan (i) as to which a
Final Recovery Determination has been made, the excess of the Stated Principal
Balance of the defaulted Mortgage Loan over the Liquidation Proceeds allocated to principal that have been received with respect to the defaulted Mortgage Loan on or at any time prior to the last day of the related Due Period during which the defaulted Mortgage Loan is liquidated or (ii) that was the subject of a
Deficient Valuation, (a) if the value of the related Mortgaged Property was reduced below the principal balance of the related Mortgage Note, the amount by which the value of the Mortgaged Property was reduced below the principal balance of the related Mortgage Note, and (ii) if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to the Deficient
Valuation and the principal balance of the Mortgage Loan as reduced by the
Deficient Valuation.

     "ROLLING SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution Date on or after the Stepdown Date, means the average of the Sixty-Day Delinquency
Rates for the Distribution Date and the two immediately preceding Distribution
Dates.

     "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date means a fraction (expressed as a percentage):

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

               (b) (i) before the Certificate Principal Balances of the Class A
          Certificates have been reduced to zero, the sum of the Certificate
          Principal Balances of the Class A Certificates, or (ii) after the
          Certificate Principal Balances of the Class A Certificates have been reduced to zero, the Certificate Principal Balance of the most senior class of Subordinate Certificates outstanding, as of the preceding
          Master Servicer Advance Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

     "SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution Date on or after the Stepdown Date means a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for the
Distribution Date of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding the
Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO
Properties) and the denominator of which is the aggregate Stated Principal
Balance for the Distribution Date of all Mortgage Loans.

     "STEPDOWN DATE" is the earlier to occur of:

          (a) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is
     reduced to zero, and

          (b) the later to occur of (x) the Distribution Date in October 2009 and (y) the first Distribution Date on which the aggregate Certificate
     Principal Balance of the Class A Certificates (after calculating anticipated distributions on the Distribution Date) is less than or equal to 59.60% of the aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

                                       25

     "SUBORDINATE CLASS PRINCIPAL DISTRIBUTION AMOUNT" for each class of
Subordinate Certificates and Distribution Date means the excess of:

          (1) the sum of:

               (a) the aggregate Certificate Principal Balance of the Class A
          Certificates (after taking into account distribution of the Class 1-A
          Principal Distribution Amount and Class 2-A Principal Distribution
          Amount for the Distribution Date),

               (b) the aggregate Certificate Principal Balance of any classes of
          Subordinate Certificates that are senior to the subject class (in each case, after taking into account distribution of the Subordinate Class
          Principal Distribution Amount(s) for the senior class(es) of
          Certificates for the Distribution Date), and

               (c) the Certificate Principal Balance of the subject class of
          Subordinate Certificates immediately prior to the Distribution Date over

          (2) the lesser of (a) the product of (x) 100% minus the Stepdown
     Target Subordination Percentage for the subject class of Certificates and
     (y) the aggregate Stated Principal Balance of the Mortgage Loans for the
     Distribution Date and (b) the aggregate Stated Principal Balance of the
     Mortgage Loans for the Distribution Date minus the OC Floor;

provided, however, that if a class of Subordinate Certificates is the only class of Subordinate Certificates outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group 1 and Loan Group 2 until the Certificate Principal Balance thereof is reduced to zero.

     "TRIGGER EVENT" with respect to any Distribution Date on or after the
Stepdown Date means either a Delinquency Trigger Event with respect to that
Distribution Date or a Cumulative Loss Trigger Event with respect to that
Distribution Date.

     "UNPAID REALIZED LOSS AMOUNT" means for any class of Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Certificate Principal Balance of that class due to the allocation of
Subsequent Recoveries to the Certificate Principal Balance of that class.

DEPOSITS TO THE CERTIFICATE ACCOUNT

     The Master Servicer will establish and initially maintain a certificate account (the "CERTIFICATE ACCOUNT") for the benefit of the Trustee on behalf of the certificateholders. The Master Servicer will initially establish the
Certificate Account at Countrywide Bank, N.A., which is an affiliate of the
Master Servicer. On a daily basis within two Business Days after receipt, the
Master Servicer will deposit or cause to be deposited into the Certificate
Account the following payments and collections received by it in respect to the
Mortgage Loans after the Cut-off Date (other than any scheduled principal due on or prior to the Cut-off Date and any interest accruing prior to the Cut-off
Date):

          (1) all payments on account of principal, including Principal
     Prepayments, on the Mortgage Loans,

          (2) all payments on account of interest (other than interest accruing on the Mortgage Loans prior to the Cut-off Date) on the Mortgage Loans, net of the related Master Servicing Fees on the Mortgage Loans and net of
     Prepayment Interest Excess,

          (3) all Insurance Proceeds, Liquidation Proceeds and Subsequent
     Recoveries,

                                       26

          (4) all payments made by the Master Servicer in respect of
     Compensating Interest,

          (5) all payments made by a Seller in connection with the repurchase of any Mortgage Loan due to the breach of certain representations, warranties or covenants by the Seller that obligates the Seller to repurchase the
     Mortgage Loan in accordance with the Pooling and Servicing Agreement,

          (6) all payments made by the Master Servicer in connection with the purchase of any Mortgage Loans which are 150 days delinquent in accordance with the Pooling and Servicing Agreement,

          (7) all prepayment charges paid by a borrower in connection with the full or partial prepayment of the related Mortgage Loan,

          (8) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Certificate
     Account,

          (9) any amounts required to be deposited by the Master Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each borrower to maintain a primary hazard insurance policy,

          (10) all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans, and

          (11) all Advances.

     On the Business Day prior to the Master Servicer Advance Date in each of
October 2006, November 2006 and December 2006, Countrywide Home Loans will remit to the Master Servicer, and the Master Servicer will deposit in the Certificate
Account, the Seller Shortfall Interest Requirement (if any) for the related
Distribution Date. Prior to their deposit in the Collection Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the Master Servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing
And Amount Of Distributions On The Securities" in the base prospectus.

WITHDRAWALS FROM THE CERTIFICATE ACCOUNT

     The Master Servicer may from time to time withdraw funds from the
Certificate Account prior to the related Distribution Account Deposit Date for the following purposes:

          (1) to pay to the Master Servicer the Master Servicing Fees on the
     Mortgage Loans to the extent not previously paid to or withheld by the
     Master Servicer (subject, in the case of Master Servicing Fees, to reduction as described above under "Servicing of the Mortgage Loans --
     Adjustment to Master Servicing Fee in Connection With Certain Prepaid
     Mortgage Loans") and, as additional servicing compensation, assumption fees, late payment charges (excluding prepayment charges), net earnings on or investment income with respect to funds in or credited to the
     Certificate Account and the amount of Prepayment Interest Excess for the related Prepayment Period,

          (2) to reimburse the Master Servicer and the Trustee for Advances, which right of reimbursement with respect to any Mortgage Loan pursuant to this clause (2) is limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage
     Loan (or Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries
     with respect thereto) with respect to which the Advance was made,

                                       27

          (3) to reimburse the Master Servicer and the Trustee for any Advances
     previously made that the Master Servicer has determined to be nonrecoverable (and prior to the reimbursement, the Master Servicer will deliver to the Trustee an officer's certificate indicating the amount of the nonrecoverable Advances and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable Advances),

          (4) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policy,

          (5) to pay to the Master Servicer any unpaid Master Servicing Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations including, but not limited to, the cost of
     (i) the preservation, restoration and protection of a Mortgaged Property,
     (ii) any enforcement or judicial proceedings, including foreclosures, (iii)
     the management and liquidation of any REO Property and (iv) maintaining any required insurance policies ("SERVICING ADVANCES"), which right of reimbursement pursuant to this clause (5) is limited to amounts received representing late recoveries of the payments of these costs and expenses
     (or Liquidation Proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto),

          (6) to pay to the applicable Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by that Seller or the
     Master Servicer from the issuing entity pursuant to the Pooling and
     Servicing Agreement, all amounts received thereon and not taken into account in determining the related Purchase Price of the purchased Mortgage
     Loan,

          (7) after the transfer from the Certificate Account for deposit to the
     Distribution Account of the Interest Remittance Amount and the Principal
     Remittance Amount on the related Distribution Account Deposit Date, to reimburse the applicable Seller, the Master Servicer, the NIM Insurer or the Depositor for expenses incurred and reimbursable pursuant to the
     Pooling and Servicing Agreement,

          (8) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein, and

          (9) to clear and terminate the Certificate Account upon termination of the Pooling and Servicing Agreement.

     In addition, not later than 1:00 p.m. Pacific Time on the Business Day immediately preceding each Distribution Date (the "DISTRIBUTION ACCOUNT DEPOSIT
DATE"), the Master Servicer will withdraw from the Certificate Account and remit to the Trustee the Prepayment Charges collected, the Interest Remittance Amount and the Principal Remittance Amount to the extent on deposit in the Certificate
Account, and the Trustee will deposit the amount in the Distribution Account, as described below.

     The Master Servicer is required to maintain separate accounting, on a
Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to clauses (1) through (6)
above.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

     The Trustee will establish and maintain a distribution account (the
"DISTRIBUTION ACCOUNT") on behalf of the certificateholders. The Trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

                                       28

          (1) the aggregate amount remitted by the Master Servicer to the
     Trustee,

          (2) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Distribution
     Account, and

          (3) the amount, if any, remaining in the Pre-Funding Account (net of any investment income therefrom) on the Distribution Date immediately following the end of the Funding Period.

WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT

     The Trustee will withdraw funds from the Distribution Account for distribution to the certificateholders and remittances to the Swap Account and the Final Maturity Reserve Fund as described below under "-- Distributions" and may from time to time make withdrawals from the Distribution Account:

          (1) to pay the Trustee Fee to the Trustee,

          (2) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account,

          (3) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the Master Servicer through delivery of a written notice to the Trustee describing the amounts deposited in error),

          (4) to reimburse the Trustee for any unreimbursed Advances, such right of reimbursement being limited to (x) amounts received on the related
     Mortgage Loans in respect of which any such Advance was made and (y)
     amounts not otherwise reimbursed to the Trustee pursuant to clause (2)
     under "--Withdrawals from the Certificate Account",

          (5) to reimburse the Trustee for any nonrecoverable Advance previously made by it, such right of reimbursement being limited to amounts not otherwise reimbursed to it pursuant to clause (4) under "--Withdrawals from the Certificate Account", and

          (6) to clear and terminate the Distribution Account upon the termination of the Pooling and Servicing Agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the Master Servicer is required to provide the Trustee a report containing the data and information concerning the
Mortgage Loans that is required by the Trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Master Servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account, the Distribution Account and the Pre-Funding
Account. All funds in the Certificate Account, the Distribution Account and the
Pre-Funding Account will be invested in Permitted Investments at the direction of the Master Servicer. In the case of:

     o    the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of the Master Servicer as additional servicing compensation and will be remitted to it monthly as described herein; and

                                       29

     o    the Pre-Funding Account, all income and gain net of any losses realized from the investment will be for the benefit of Countrywide
          Home Loans and will be remitted to Countrywide Home Loans as described herein.

     The amount of any losses incurred in the Certificate Account or the
Distribution Account in respect of the investments will be deposited by the
Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account out of the Master Servicer's own funds immediately as realized. The amount of any losses incurred in the Pre-Funding Account in respect of the investments will be paid by Countrywide Home Loans to the Trustee for deposit into the Pre-Funding Account out of Countrywide Home Loans' own
funds immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account or the Pre-Funding
Account and made in accordance with the Pooling and Servicing Agreement.

     Carryover Reserve Fund and Credit Comeback Excess Account. Funds in the
Carryover Reserve Fund and in the Credit Comeback Excess Account may be invested in Permitted Investments, at the written direction of the majority holder of the
Class C Certificates.

     If the Trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund and the Credit Comeback
Excess Account in Permitted Investments. Any net investment earnings will be paid pro rata to the holders of the class of Certificates entitled to direct the investments of the amounts, in accordance with their Percentage Interests. Any losses incurred in the Carryover Reserve Fund or the Credit Comeback Excess
Account in respect of the investments will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) or Credit Comeback Excess
Account (or the investments), as applicable, immediately as realized. The
Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover Reserve Fund or
Credit Comeback Excess Account and made in accordance with the Pooling and
Servicing Agreement.

     Swap Account. Funds in the Swap Account will not be invested.

     Final Maturity Reserve Fund. The Final Maturity Reserve Fund will be an asset of a separate trust referred to herein as the reserve fund trust. Funds in the Final Maturity Reserve Fund may be invested in permitted investments at the direction of the holders of the Class C Certificates. If the Trustee, on behalf of the reserve fund trust, does not receive written directions regarding investment, it will invest all funds in the Final Maturity Reserve Fund in The
Bank of New York cash reserves. Any net investment earnings will be retained in the Final Maturity Reserve Fund until withdrawn upon the termination of the pooling and servicing agreement. Any losses incurred in the Final Maturity
Reserve Fund in respect of the investment will be charged against amounts on deposit in the Final Maturity Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the reserve fund trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Final Maturity Reserve Fund and made in accordance with the pooling and servicing agreement.

THE SWAP ACCOUNT

     The Trustee, in its capacity as trustee of the swap trust, will establish and maintain a swap account (the "SWAP ACCOUNT") on behalf of the holders of the
Swap Certificates and the Swap Counterparty. With respect to each Distribution
Date, the Trustee will deposit into the Swap Account any portion of the Interest
Funds for Loan Group 1 and Loan Group 2 for that Distribution Date (and, if necessary, any portion of the Principal Remittance Amount for Loan Group 1 and
Loan Group 2 for that Distribution Date) that are to be remitted to the Swap
Contract Administrator for payment to the Swap Counterparty, as well as any amounts received from the Swap Contract Administrator in respect of the Swap
Contract, each as described below under "-- The Swap Contract". With respect to each Distribution Date, following the deposits to the Swap Account described in the preceding sentence, the Trustee will make a corresponding withdrawal from the Swap Account for remittance to the Swap Contract Administrator or distribution to the holders of the Swap Certificates, as the case may be depending on whether a Net Swap Payment is due to the Swap Counterparty or from the Swap Counterparty, as described below under "-- The Swap Contract".

                                       30

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

    TYPE / RECIPIENT (1)                       AMOUNT                  GENERAL PURPOSE             SOURCE (2)             FREQUENCY
---------------------------   -------------------------------------   ----------------   ----------------------------   ------------

FEES
Master Servicing Fee /        One-twelfth of the Servicing Fee Rate   Compensation       Collections with respect to         Monthly
Master Servicer               multiplied by the Stated Principal                         each Mortgage Loan and any
                              Balance of each Mortgage Loan (3)                          Liquidation Proceeds or
                                                                                         Subsequent Recoveries

Additional Servicing          o    Prepayment Interest Excess (4)     Compensation       Interest collections with      Time to time
Compensation / Master                                                                    respect to each Mortgage
Servicer                                                                                 Loan

                              o    All late payment fees,             Compensation       Payments made by obligors      Time to time
                                   assumption fees and other                             with respect to the Mortgage
                                   similar charges (excluding                            Loans
                                   prepayment charges)

                              o    All investment income earned on    Compensation       Investment income related to        Monthly
                                   amounts on deposit in the                             the Certificate Account and
                                   Certificate Account and                               Distribution Account
                                   Distribution Account

                              o    Excess Proceeds (5)                Compensation       Liquidation Proceeds and       Time to time
                                                                                         Subsequent Recoveries with
                                                                                         respect to each Mortgage
                                                                                         Loan

Trustee Fee (the "TRUSTEE     One-twelfth of the Trustee Fee Rate     Compensation       Interest Remittance Amount          Monthly
FEE") / Trustee               multiplied by the sum of (i) the
                              aggregate Stated Principal Balance of
                              the outstanding Mortgage Loans and
                              (ii) any amounts remaining in the
                              Pre-Funding Account (excluding any
                              investment earnings thereon) (6)

EXPENSES
Net Swap Payments / Swap      Net Swap Payments (7)                   Expense            Interest Funds for Loan             Monthly
Counterparty                                                                             Group 1 and Loan Group 2
                                                                                         and, to the extent that
                                                                                         Interest Funds are not
                                                                                         sufficient, the Principal
                                                                                         Remittance Amount for Loan
                                                                                         Group 1 and Loan Group 2

Swap Termination Payment /    The Swap Termination Payment to which   Expense            Interest Funds for Loan        Time to time
Swap Counterparty             the Swap Counterparty may be entitled                      Group 1 and Loan Group 2
                              in the event of an early termination                       and, to the extent that
                              of the Swap Contract                                       Interest Funds are not
                                                                                         sufficient, the Principal
                                                                                         Remittance Amount for Loan
                                                                                         Group 1 and Loan Group 2 (8)

                                       31

    TYPE / RECIPIENT (1)                       AMOUNT                  GENERAL PURPOSE             SOURCE (2)             FREQUENCY
---------------------------   -------------------------------------   ----------------   ----------------------------   ------------

Insurance premiums /          Insurance premium(s) for Mortgage       Expense            Interest collections on the         Monthly
Mortgage Insurer              Loan(s) covered by lender-paid                             related Mortgage Loan(s)
                              mortgage insurance policies

Insurance expenses / Master   Expenses incurred by the Master         Reimbursement of   To the extent the expenses     Time to time
Servicer                      Servicer                                Expenses           are covered by an insurance
                                                                                         policy with respect to the
                                                                                         Mortgage Loan

Servicing Advances / Master   To the extent of funds available, the   Reimbursement of   With respect to each           Time to time
Servicer                      amount of any Servicing Advances.       Expenses           Mortgage Loan, late
                                                                                         recoveries of the payments
                                                                                         of the costs and expenses,
                                                                                         Liquidation Proceeds,
                                                                                         Subsequent Recoveries,
                                                                                         purchase proceeds or
                                                                                         repurchase proceeds for that
                                                                                         Mortgage Loan (9)

Indemnification expenses /    Amounts for which the Sellers, the      Indemnification    Amounts on deposit on the           Monthly
the Sellers, the Master       Master Servicer, the NIM Insurer and                       Certificate Account on any
Servicer, the NIM Insurer     Depositor are entitled to                                  Distribution Account Deposit
and the Depositor             indemnification (10)                                       Date, following the transfer
                                                                                         to the Distribution Account

----------
(1)  If the Trustee succeeds to the position of Master Servicer, it will be entitled to receive the same fees and expenses of the Master Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the Pooling and Servicing Agreement.

(2)  Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Master Servicer in the case of amounts owed to the
     Master Servicer) prior to distributions on the Certificates.

(3)  The Servicing Fee Rate for each Mortgage Loan will equal 0.50% per annum.
     The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4)  Prepayment Interest Excess is described above in this free writing prospectus under "Servicing of the Mortgage Loans -- Servicing Compensation
     and Payment of Expenses".

(5)  Excess Proceeds is described in this free writing prospectus under "--
     Glossary of Terms -- General Definitions".

(6)  The Trustee Fee Rate will equal 0.009% per annum.

(7)  The amount of any Net Swap Payment due to the Swap Counterparty with respect to any Distribution Date will be calculated as described in this free writing prospectus under "Description of the Certificates -- The Swap
     Contract".

(8)  Any Swap Termination Payment due to a Swap Counterparty Trigger Event will only be payable from excess cashflow as described in this free writing prospectus under "Description of the Certificates -- Overcollateralization
     Provisions".

                                       32

(9)  Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation
     Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(10) Each of the Sellers, the Master Servicer, the NIM Insurer and the Depositor
     are entitled to indemnification of certain expenses.

                                       33

DISTRIBUTIONS

     General. Distributions on the Certificates will be made by the Trustee on each Distribution Date to the persons in whose names the Certificates are registered at the close of business on the Record Date.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, in the case of any certificateholder that holds 100% of a class of Certificates or who holds a class of Certificates with an aggregate initial Certificate Principal Balance of
$1,000,000 or more and that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate
Trust Office of the Trustee. On each Distribution Date, a holder of a
Certificate will receive its Percentage Interest of the amounts required to be distributed with respect to the applicable class of Certificates.

     On each Distribution Date, the Trustee will withdraw all prepayment charges in the Distribution Account and distribute them to the Class P Certificates.

     Distributions of Interest. On each Distribution Date, the interest distributable with respect to the interest-bearing certificates is the interest which has accrued on the Certificate Principal Balance thereof immediately prior to that Distribution Date at the Pass-Through Rate during the applicable Accrual
Period, and in the case of the Senior Certificates, any Interest Carry Forward
Amount. For each class of Subordinate Certificates, any Interest Carry Forward
Amount will be payable only from excess cashflow (if any) as and to the extent described under "-- Overcollateralization Provisions".

     All calculations of interest on the Adjustable Rate Certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.

     The Pass-Through Rates for the Adjustable Rate Certificates are variable rates that may change from Distribution Date to Distribution Date and are subject to increase after the Optional Termination Date. On each Distribution
Date, the Pass-Through Rate for each class of Adjustable Rate Certificates will be subject to the applicable Net Rate Cap. See the related definitions in "--
Glossary of Terms -- Definitions related to Interest Calculations and
Distributions" for a more detailed understanding as to how the Net Rate Cap is calculated, and applied to the Pass-Through Rate.

     If on any Distribution Date, the Pass-Through Rate for a class of
Adjustable Rate Certificates is based on the applicable Net Rate Cap, each holder of the applicable Certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "-- Overcollateralization Provisions", and from payments (if any) allocated to the issuing entity in respect of the Swap
Contract that are available for that purpose.

     On each Distribution Date, the Interest Funds for that Distribution Date are required to be distributed in the following order of priority, until those
Interest Funds have been fully distributed:

          (1) from the Interest Funds for both Loan Groups, pro rata based on the Interest Funds for each such Loan Group, to the Final Maturity Reserve
     Fund, the Required Final Maturity Deposit,

          (2) from the Interest Funds for both Loan Groups, pro rata based on the Interest Funds for each such Loan Group, to the Swap Account, the amount of any Net Swap Payment and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event)
     payable to the Swap Counterparty with respect to such Distribution Date;

          (3) concurrently:

                                       34

               (a) from the Interest Funds for Loan Group 1, to the Class 1-A
          Certificates, the Current Interest and Interest Carry Forward Amount
          for that class,

               (b) from the Interest Funds for Loan Group 2, concurrently to each class of Class 2-A Certificates, the Current Interest and
          Interest Carry Forward Amount for each such class, pro rata based on their respective entitlements,

          (4) from the remaining Interest Funds for both Loan Groups, concurrently to each class of Class A Certificates, any remaining Current
     Interest and Interest Carry Forward Amount not paid pursuant to clauses
     3(a) and 3(b) above, pro rata based on the Certificate Principal Balances thereof, to the extent needed to pay any Current Interest and Interest
     Carry Forward Amount for each such class. Interest Funds remaining after such allocation to pay any Current Interest and Interest Carry Forward
     Amount based on the Certificate Principal Balances of the Certificates will be distributed to each class of Class A Certificates with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount
     (after the distribution based on Certificate Principal Balances), pro rata based on the amount of such remaining unpaid Current Interest and Interest
     Carry Forward Amount,

          (5) from the remaining Interest Funds for both Loan Groups, sequentially:

               (a) sequentially, to the Class M-1, Class M-2, Class M-3, Class
          M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
          Certificates, in that order, the Current Interest for that class, and

               (b) any remainder as part of the Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

     Distributions of Principal. The manner of distributing principal among the classes of Certificates will differ depending upon whether a Distribution Date occurs on or after the Stepdown Date and, on or after that date, whether a
Trigger Event is in effect. Prior to the Stepdown Date or if a Trigger Event is in effect, all amounts distributable as principal on a Distribution Date will be allocated first to the related Senior Certificates, until those Senior
Certificates are paid in full, before any distributions of principal are made on the Subordinate Certificates.

     On any Distribution Date on or after the Stepdown Date and so long as no
Trigger Event is in effect, instead of allocating all amounts distributable as principal on the Certificates to the Senior Certificates until those Senior
Certificates are paid in full, a portion of those amounts distributable as principal will be allocated to the Subordinate Certificates. The amount allocated to each class of Certificates on or after the Stepdown Date and so long as no Trigger Event is in effect will be based on the targeted level of overcollateralization and subordination for each class of Certificates. After the Stepdown Date, if a Trigger Event is in effect, the priority of principal payments will revert to the distribution priority prior to the Stepdown Date.
The amount to be distributed as principal on each Distribution Date are described in more detail under "-- Glossary of Terms -- Definitions related to
Principal Calculations and Distributions" in this free writing prospectus.

     On each Distribution Date, the Principal Distribution Amount for each of
Loan Group 1 and Loan Group 2 is required to be distributed as follows until such Principal Distribution Amount has been fully distributed (with the
Principal Distribution Amount exclusive of the portion thereof consisting of the
Extra Principal Distribution Amount being applied first and the Extra Principal
Distribution Amount being applied thereafter):

          (1) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, sequentially:

               (A) concurrently:

                    (i) from the Principal Distribution Amount for Loan Group 1, sequentially:

                                       35

                         (a) to the Class 1-A Certificates, until the
                    Certificate Principal Balance thereof is reduced to zero,
                    and

                         (b) to the classes of Class 2-A Certificates (after the
                    distribution of the Principal Distribution Amount from Loan
                    Group 2 as provided in clause (1)(A)(ii)(a) below), in the amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero,

                    (ii) from the Principal Distribution Amount for Loan Group
               2, sequentially:

                         (a) to the classes of Class 2-A Certificates, in the
                    amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero, and

                         (b) to the Class 1-A Certificates (after the
                    distribution of the Principal Distribution Amount from Loan
                    Group 1 as provided in clause (1)(A)(i)(a) above), until the
                    Certificate Principal Balance thereof is reduced to zero,

               (B) from the remaining Principal Distribution Amounts for both
          Loan Groups, sequentially:

                    (i) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9
               and Class B Certificates, in that order, in each case until the
               Certificate Principal Balance thereof is reduced to zero, and

                    (ii) any remainder as part of the Excess Cashflow to be
               allocated as described under "--Overcollateralization Provisions"
               below.

          (2) For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, from the Principal Distribution
     Amounts for both Loan Groups, sequentially:

               (A) concurrently:

                    (i) from the Principal Distribution Amount for Loan Group 1, in an amount up to the Class 1-A Principal Distribution Amount, sequentially:

                         (a) to the Class 1-A Certificates, until the
                    Certificate Principal Balance thereof is reduced to zero,
                    and

                         (b) to the classes of Class 2-A Certificates (after the
                    distribution of the Principal Distribution Amount from Loan
                    Group 2 as provided in clause (2)(A)(ii)(a) below), in the amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero,

                    (ii) from the Principal Distribution Amount for Loan Group
               2, in an amount up to the Class 2-A Principal Distribution
               Amount, sequentially:

                         (a) to the classes of Class 2-A Certificates, in the
                    amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero, and

                         (b) to the Class 1-A Certificates (after the
                    distribution of the Principal Distribution Amount from Loan
                    Group 1 as provided in clause (2)(A)(i)(a) above), until the
                    Certificate Principal Balance thereof is reduced to zero,

                                       36

               (B) from the remaining Principal Distribution Amounts for Loan
          Group 1 and Loan Group 2, sequentially:

                    (i) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9
               and Class B Certificates, in that order, the Subordinate Class
               Principal Distribution Amount for that class, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                    (ii) any remainder as part of the Excess Cashflow to be
               allocated as described under "--Overcollateralization Provisions"
               below.

          (3) On each Distribution Date on which any principal amounts are to be distributed to the Class 2-A Certificates, those amounts will be distributed, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
     Certificates, in that order, until the Certificate Principal Balance thereof is reduced to zero.

     Residual Certificates. The Class A-R Certificates do not bear interest. The
Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Certificate Principal Balance will equal zero. The $100 will be withdrawn from a reserve account established by the
Trustee and funded by the Depositor on the Closing Date for the purposes of making distributions on the Class A-R and Class P Certificates. The Class A-R
Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution
Date, on each Distribution Date, the holders of the Class A-R Certificates, as provided in the Pooling and Servicing Agreement, will be entitled to receive any available funds remaining after payment of interest and principal on the Senior
Certificates and on the Subordinate Certificates (as described above) and payments to the Swap Counterparty (each as described above) and the Class C
Certificates (as provided in the Pooling and Servicing Agreement). It is not anticipated that there will be any significant amounts remaining for distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

     On the Closing Date, it is expected that the sum of the Initial Cut-off
Date Pool Principal Balance and the original Pre-Funded Amount will exceed the initial aggregate Certificate Principal Balance of the Adjustable Rate
Certificates by approximately $29,750,000, which is approximately 1.75% of the sum of the Initial Cut-off Date Pool Principal Balance and the original
Pre-Funded Amount.

     The amount of overcollateralization is equal to the initial level of overcollateralization required by the Pooling and Servicing Agreement. The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the
Adjustable Rate Certificates. As a result, interest collections on the Mortgage
Loans are expected to be generated in excess of the amount of interest payable to the holders of the Adjustable Rate Certificates and the related fees and expenses payable by the issuing entity. Any interest payments received in respect of the Mortgage Loans in a Loan Group or Loan Groups in excess of the amount that is needed to pay interest on the related Certificates and the issuing entity's expenses related to that Loan Group (including any Net Swap
Payments that may be payable to the Swap Counterparty) will be used to reduce the total Certificate Principal Balance of the Certificates, until the required level of overcollateralization has been maintained or restored. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related class or classes of Certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described. Thereafter, any remaining excess cashflow will be allocated to pay Net Rate Carryover and Unpaid Realized Loss Amounts and to fund the Final
Maturity Reserve Fund in the amounts and the priorities described below.

     The "EXCESS CASHFLOW" with respect to any Distribution Date is the sum of
(i) the amounts remaining as set forth in clause (5)(b) in "--Distributions --
Distributions of Interest" and clause (1)(B)(ii) or (2)(B)(ii), as applicable, in "-- Distributions -- Distributions of Principal" and (ii) the
Overcollateralization Reduction Amount for that Distribution Date, if any.

                                       37

     With respect to any Distribution Date, any Excess Cashflow and, in the case of clauses 1 and 2 below and in the case of the payment of Unpaid Realized Loss
Amounts pursuant to clause 3 below, any amounts in the Credit Comeback Excess
Account and available for such Distribution Date ("CREDIT COMEBACK EXCESS
CASHFLOW"), will be paid to the classes of Certificates in the following order of priority, in each case first to the extent of the remaining Credit Comeback
Excess Cashflow, if applicable, and second to the extent of the remaining Excess
Cashflow:

     1.   to the class or classes of Adjustable Rate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal Distribution Amount for Loan Group
          1 and Loan Group 2, payable to those holders as part of the related
          Principal Distribution Amount as described under
          "--Distributions--Distributions of Principal" above;

     2.   concurrently, to each class of Class A Certificates, pro rata based on the Unpaid Realized Loss Amounts for those classes, in each case in an amount equal to the Unpaid Realized Loss Amount for the class;

     3.   sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
          M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
          Certificates, in that order, in each case, first in an amount equal to any Interest Carry Forward Amount for that class, and second in an amount equal to any Unpaid Realized Loss Amount for that class;

     4.   to each class of Adjustable Rate Certificates, pro rata based on the
          Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each such class; provided that any Excess
          Cashflow remaining after the allocation to pay Net Rate Carryover based on the Certificate Principal Balances of those Certificates will be distributed to each class of Adjustable Rate Certificates with respect to which there remains any unpaid Net Rate Carryover (after the distribution based on Certificate Principal Balances), pro rata, based on the amount of the unpaid Net Rate Carryover;

     5.   to the Carryover Reserve Fund, in an amount equal to the Required
          Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date);

     6.   if the Final Maturity OC Trigger is in effect, sequentially, in the following order of priority: (i) to the classes of Class A
          Certificates, pro rata, based on the Class A-1 Principal Distribution
          Amount (in the case of clause (x)) and the Class 2-A Principal
          Distribution Amount (in the case of clause (y)), concurrently (x) to the Class 1-A Certificates, until the Certificate Principal Balance thereof is reduced to zero, and (y) sequentially, to the Class 2-A-1,
          Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;
          provided, however, that any amounts remaining after such allocation based on the Class 1-A Principal Distribution Amount and the Class 2-A
          Principal Distribution Amount will be distributed to the outstanding
          Class 1-A Certificates or the outstanding classes of Class 2-A
          Certificates, as the case may be, pursuant to clause (x) or clause
          (y), as the case may be; and (ii) sequentially, to the Class M-1,
          Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
          Class M-8, Class M-9 and Class B Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

     7.   to the Swap Account, in an amount equal to any Swap Termination
          Payment due to the Swap Counterparty as a result of a Swap
          Counterparty Trigger Event; and

     8.   to the Class C and Class A-R Certificates, in each case in the amounts specified in the Pooling and Servicing Agreement.

     Following the distributions pursuant to the preceding paragraph, the
Trustee will make certain distributions from the Swap Account, as described in further detail below under " -- The Swap Contract".

                                       38

THE SWAP CONTRACT

     Countrywide Home Loans has entered into an interest rate swap transaction with Swiss Re Financial Products Corporation ("SRFP" or the "SWAP
COUNTERPARTY"), as evidenced by a confirmation between Countrywide Home Loans and the Swap Counterparty (the "SWAP CONTRACT"). The obligations of the Swap
Counterparty will be fully and unconditionally guaranteed by Swiss Reinsurance
Company (the "SWAP GUARANTOR") pursuant to a guaranty in favor of Countrywide
Home Loans (the "SWAP GUARANTY"). In addition, on the Closing Date, Countrywide
Home Loans and the Swap Counterparty will execute an ISDA Master Agreement. The
Swap Contract is subject to certain ISDA definitions. On the Closing Date,
Countrywide Home Loans will assign its rights under the Swap Contract and the
Swap Guaranty to The Bank of New York, as swap contract administrator (in such capacity, the "SWAP CONTRACT ADMINISTRATOR"), and Countrywide Home Loans, the
Swap Contract Administrator and the Trustee (acting as trustee of the swap trust) will enter into a swap contract administration agreement (the "SWAP
CONTRACT ADMINISTRATION AGREEMENT") pursuant to which the Swap Contract
Administrator will allocate any payments received under the Swap Contract between the Trustee (acting as trustee of the swap trust) and Countrywide Home
Loans as described below and pursuant to which the Swap Contract Administrator will remit to the Swap Counterparty any funds received from the Trustee (acting as trustee of the swap trust) for payment to the Swap Counterparty. In addition, on the Closing Date, the Swap Contract Administrator and the Swap Counterparty
will enter into an ISDA Master Agreement.

     With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Contract Administrator to the
Swap Counterparty under the Swap Contract will equal the product of:

     (i) a fixed rate of 5.25% per annum,

     (ii) the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.

     With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Counterparty to the Swap
Contract Administrator under the Swap Contract will equal the product of:

     (i) One-Month LIBOR (as determined by the Swap Counterparty),

     (ii) the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

     (iii) the actual number of days in the related calculation period, divided by 360.

     With respect to any Distribution Date, the Swap Contract Administrator or
the Swap Counterparty, as the case may be, will only be required to make a "NET
SWAP PAYMENT" to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding paragraphs over the payment that it is entitled to receive from that other party as described in the two preceding paragraphs. Any Net Swap Payment owed by the
Swap Counterparty with respect to any Distribution Date will be payable on the business day preceding such Distribution Date, while any Net Swap Payment owed to the Swap Counterparty with respect to any Distribution Date will be payable on such Distribution Date.

     If a Net Swap Payment and/or a Swap Termination Payment (other than a Swap
Termination Payment due to a Swap Counterparty Trigger Event) is payable to the
Swap Counterparty with respect to any Distribution Date, the Trustee will deduct from Interest Funds for Loan Group 1 and Loan Group 2 the amount of such Net
Swap Payment or Swap Termination Payment as described under clause (1) under "--
Distributions -- Distributions of Interest" above (and to the extent that
Interest Funds for Loan Group 1 and Loan Group 2 are insufficient, the

                                       39

Trustee will deduct from the Principal Remittance Amount for Loan Group 1 and
Loan Group 2, pro rata on the basis of the respective Principal Remittance
Amounts, any additional amounts necessary to make such Net Swap Payment and/or
Swap Termination Payment due to the Swap Counterparty) and deposit the amount of such Net Swap Payment or Swap Termination Payment in the Swap Account maintained on behalf of the swap trust.

     In the event that a Swap Termination Payment due to a Swap Counterparty
Trigger Event is payable to the Swap Counterparty with respect to any
Distribution Date, the Trustee will deduct from Excess Cashflow the amount of such Swap Termination Payment as described under clause (6) under "--
Overcollateralization Provisions --Excess Cashflow" above and remit such amount to the Swap Account maintained on behalf of the swap trust.

     If that a Net Swap Payment is payable from the Swap Counterparty with respect to any Distribution Date, the Swap Contract Administrator will remit to the Trustee on behalf of the swap trust and for deposit into the Swap Account an amount equal to the sum of (a) any Current Interest and Interest Carry Forward
Amounts with respect to the Swap Certificates, (b) any Net Rate Carryover with respect to the Swap Certificates and (c) any Unpaid Realized Loss Amounts with respect to the Swap Certificates, in each case that remain unpaid following distribution of the Interest Funds for Loan Group 1 and Loan Group 2 and the
Excess Cashflow and Credit Comeback Excess Cashflow for the Distribution Date,
as well as (d) any remaining Overcollateralization Deficiency Amount that remains following distribution of the Interest Funds for Loan Group 1 and Loan
Group 2 and the Excess Cashflow and Credit Comeback Excess Cashflow for the
Distribution Date. Any portion of any Net Swap Payment not remitted by the Swap
Contract Administrator to the Trustee (acting as trustee of the swap trust) with respect to any Distribution Date will be remitted to Countrywide Home Loans and will not be available to make distributions in respect of any class of
Certificates.

     In the event that the Swap Contract is terminated, Countrywide Home Loans will be required to assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Swap
Contract. In the event that a Swap Termination Payment was payable by the Swap
Counterparty in connection with the termination of the original Swap Contract, that Swap Termination Payment will be used to pay any upfront amount in connection with the replacement swap contract, and any remaining portion of that
Swap Termination Payment will be distributed to Countrywide Home Loans and will not be available for distribution on any class of Certificates. In the event that the swap counterparty in respect of a replacement swap contract pays any upfront amount to the Swap Contract Administrator in connection with entering into the replacement swap contract, if that upfront amount is received prior to the Distribution Date on which the Swap Termination Payment is due to the Swap
Counterparty under the original Swap Contract, a portion of that upfront amount equal to the lesser of (x) that upfront amount and (y) the amount of the Swap
Termination Payment due to the Swap Counterparty under the original Swap
Contract (the "ADJUSTED REPLACEMENT UPFRONT AMOUNT") will be included in the
Interest Funds for Loan Group 1 and Loan Group 2 on that Distribution Date, to be allocated between Loan Group 1 and Loan Group 2 pro rata based on their respective Interest Funds for that Distribution Date, and any upfront amount paid by the replacement swap counterparty in excess of the Adjusted Replacement
Upfront Amount will be distributed to Countrywide Home Loans, Inc. If that upfront amount is received after the Distribution Date on which the Swap
Termination Payment was due to the Swap Counterparty under the original Swap
Contract, or in the event that the Swap Contract is terminated and no replacement swap contract can be procured on terms approximating those of the original Swap Contract and a Swap Termination Payment was payable by the Swap
Counterparty, that upfront amount or Swap Termination Payment payable by the
Swap Counterparty, as the case may be, will be retained by the Swap Contract
Administrator and remitted to the Trustee on behalf of the swap trust on subsequent Distribution Dates up to and including the Swap Contract Termination
Date to cover the amounts described in clauses (a), (b), (c) and (d) of the preceding paragraph. Following the Swap Contract Termination Date, any remainder of an upfront amount paid by a replacement swap counterparty, or of a Swap
Termination Payment paid by a Swap Counterparty, will be distributed to
Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

     Following the distributions of Excess Cashflow and Credit Comeback Excess
Cashflow as described under " -- Overcollateralization Provisions --Excess
Cashflow", the Trustee, acting on behalf of the swap trust, shall distribute all amounts on deposit in the Swap Account in the following amounts and order of priority:

          (1) to the Swap Contract Administrator for payment to the Swap
     Counterparty, any Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date;

                                       40

          (2) to the Swap Contract Administrator for payment to the Swap
     Counterparty, any Swap Termination Payment (other than a Swap Termination
     Payment due to a Swap Counterparty Trigger Event) payable to the Swap
     Counterparty with respect to such Distribution Date;

          (3) concurrently to each class of Class A Certificates, any remaining
     Current Interest and Interest Carry Forward Amount, pro rata based on their respective entitlements;

          (4) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
     Certificates, in that order, in each case in an amount equal to any remaining Current Interest and Interest Carry Forward Amount for the class;

          (5) to the class or classes of Adjustable Rate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization Deficiency Amount remaining unpaid following the distribution of Excess Cashflow and Credit Comeback
     Excess Cashflow as described above under " -- Overcollateralization
     Provisions" payable to such holders of each such class in the same manner in which the Extra Principal Distribution Amount in respect of Loan Group 1 and Loan Group 2 would be distributed to such classes as described under "
     -- Overcollateralization Provisions -- Excess Cashflow" above;

          (6) concurrently, to each class of Adjustable Rate Certificates, to the extent needed to pay any remaining Net Rate Carryover for each such class, pro rata, based on the amount of such remaining Net Rate Carryover;

          (7) concurrently, to each class of Class A Certificates, pro rata based on the remaining Unpaid Realized Loss Amounts for those classes, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class;

          (8) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
     Certificates, in that order, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class; and

          (9) to the Swap Contract Administrator for payment to the Swap
     Counterparty, only to the extent necessary to cover any Swap Termination
     Payment due to a Swap Counterparty Trigger Event payable to the Swap
     Counterparty with respect to such Distribution Date.

                                       41

     The "SWAP CONTRACT NOTIONAL BALANCE" for each Distribution Date is as described in the following table. In addition, the Distribution Date occurring in the latest calendar month listed in the following table is the date through which the Swap Contract is scheduled to remain in effect and is referred to as the "SWAP CONTRACT TERMINATION DATE" for the Swap Contract.

     MONTH OF       SWAP CONTRACT
   DISTRIBUTION        NOTIONAL
       DATE          BALANCE ($)
-----------------   -------------
October 2006.....   1,445,000,000
November 2006....   1,430,218,200
December 2006....   1,413,758,800
January 2007.....   1,395,645,300
February 2007....   1,375,907,600
March 2007.......   1,354,582,200
April 2007.......   1,331,712,500
May 2007.........   1,307,892,700
June 2007........   1,282,633,100
July 2007........   1,257,799,200
August 2007......   1,231,900,900
September 2007...   1,204,910,400
October 2007.....   1,176,939,200
November 2007....   1,148,048,800
December 2007....   1,118,302,800
January 2008.....   1,087,770,500
February 2008....   1,056,525,300
March 2008.......   1,024,692,900
April 2008.......     992,352,400
May 2008.........     960,675,400
June 2008........     929,984,700
July 2008........     900,249,600
August 2008......     871,440,500
September 2008...     843,574,900
October 2008.....     801,789,700
November 2008....     758,049,400
December 2008....     716,968,100
January 2009.....     678,388,100
February 2009....     642,161,100
March 2009.......     608,148,200
April 2009.......     585,176,600
May 2009.........     565,837,700
June 2009........     547,231,900
July 2009........     529,335,100
August 2009......     511,651,700
September 2009...     176,398,400
October 2009.....     172,743,900
November 2009....     169,530,400
December 2009....     166,191,100
January 2010.....     163,568,800
February 2010....     161,028,400
March 2010.......     158,010,400
April 2010.......     155,122,200
May 2010.........     152,227,000
June 2010........     149,452,200
July 2010........     146,663,500
August 2010......     143,998,200
September 2010...     141,586,700
October 2010.....     139,069,600
November 2010....     136,787,900
December 2010....     134,344,900
January 2011.....     132,371,500
February 2011....     130,427,700
March 2011.......     128,143,500
April 2011.......     125,994,800
May 2011.........     123,877,300
June 2011........     121,865,100
July 2011........     119,736,400
August 2011......     117,354,500
September 2011...     114,746,400
October 2011.....     112,233,700
November 2011....     110,108,500
December 2011....     107,965,500
January 2012.....     106,259,800
February 2012....     104,527,000
March 2012.......     102,575,300
April 2012.......     100,761,100
May 2012.........      98,939,200
June 2012........      97,189,300
July 2012........      95,432,000

     A "SWAP TERMINATION PAYMENT" is a termination payment required to be made by either the Swap Contract Administrator or the Swap Counterparty pursuant to the Swap Contract as a result of an early termination of the Swap Contract.

     The Swap Contract will be subject to early termination upon an event of default or an early termination event under the Swap Contract. Events of default under the Swap Contract include, among other things, the following:

     o    failure to make a payment due under the Swap Contract, three business days after notice of such failure is received,

     o    certain insolvency or bankruptcy events, and

     o    a merger by the Swap Counterparty without an assumption of its obligations under the Swap Contract.

     Early termination events under the Swap Contract include, among other things:

     o    illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the Swap Contract or guaranty, as applicable),

     o    a tax event (which generally relates to either party to the Swap
          Contract receiving a payment under the Swap Contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax), and

                                       42

     o    an amendment to the Pooling and Servicing Agreement that would materially adversely affect the Swap Counterparty is made without the prior written consent of the Swap Counterparty.

     In addition to the termination events specified above, it will be a termination event under the Swap Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of the Swap
Guarantor are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from
Moody's and the unsecured, long-term senior debt obligations of the Swap
Guarantor are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of the Swap Guarantor are rated below "A-1" by S&P or (ii) if the
Swap Guarantor does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A+" by
S&P (such event, a "COLLATERALIZATION EVENT"), and the Swap Counterparty does not, within 30 days, (a) cause another entity to replace the Swap Counterparty that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Swap Contract Administrator on terms substantially similar to the Swap
Contract; (b) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor the Swap
Counterparty's obligations under the Swap Contract, provided that such other person is approved by the Swap Contract Administrator; (c) post collateral satisfactory to the applicable Rating Agencies; or (d) establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates.

     "SWAP COUNTERPARTY RATINGS REQUIREMENT" means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least "A1" by Moody's (and if rated
"A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated "P-1"
by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its credit support provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty
(or its credit support provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

     It will also be a termination event under the Swap Contract in the event that the Swap Guarantor fails to satisfy the following ratings criteria: (A) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Swap Guarantor are rated at least "P-1" by Moody's
(including if such rating is on watch for possible downgrade) or (ii) if the
Swap Guarantor does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A1"
by Moody's (including if such rating is on watch for possible downgrade); and
the Swap Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or Moody's, as applicable, take the action described in either clause (a) or (b) of the second preceding paragraph.

     The rating levels and obligations following a ratings downgrade referred to in this section are determined by the Rating Agencies and may be changed by the
Rating Agencies prior to the execution of the Swap Contract. As such, this summary is subject to, and qualified in its entirety by reference to, the provisions of the Swap Contract.

     Finally, an additional termination event under the Swap Contract will exist if the Swap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities
Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or
(b)(2) of Regulation AB with respect to certain reporting obligations of the
Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Swap Contract, and the Swap Counterparty fails to transfer the Swap

                                       43

Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange
Act and Regulation AB with respect to certain reporting obligations of the
Depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Swap Contract, and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency.

     "SWAP COUNTERPARTY TRIGGER EVENT" means an event of default under the Swap
Contract with respect to which the Swap Counterparty is the sole defaulting party or a termination event under the Swap Contract (other than illegality or a tax event of the Swap Counterparty) with respect to which the Swap Counterparty is the sole affected party or with respect to a termination resulting from a ratings downgrade of the Swap Counterparty (as described above).

     SRFP is a Delaware corporation incorporated on May 23, 1995. In the course of conducting its business, SRFP trades in over-the-counter derivative products and structures and advises on a variety of financial transactions that transfer insurance, market or credit risk to or from capital markets. SRFP's headquarters are located at 55 East 52nd Street, New York, New York 10055. SRFP currently has a long-term counterparty credit rating of "AA-" and a short-term debt rating of
"A-1+" from Standard & Poor's.

     SRFP is an indirect, wholly owned subsidiary of Swiss Reinsurance Company
("SWISS RE"), a Swiss corporation. Swiss Re was founded in Zurich, Switzerland, in 1863 and since then has become one of the world's leading reinsurers. Swiss
Re and its reinsurance subsidiaries have over 70 offices in more than 30 countries. Swiss Re's headquarters are located at Mythenquai 50/60, CH-8022,
Zurich, Switzerland. On June 12, 2006, Swiss Re announced that it completed its acquisition of GE Insurance Solutions (excluding its US life and health business) from General Electric.

     Swiss Re currently has (i) from Standard & Poor's: long-term counterparty credit, financial strength and senior unsecured debt ratings of "AA-" and a short-term counterparty credit rating of "A-1+," (ii) from Moody's: insurance financial strength and senior debt ratings of "Aa2" (negative outlook), and a short-term rating of "P-1" and (iii) from Fitch: insurer financial strength rating (Fitch initiated) and long-term issuer rating (Fitch initiated) of "AA-".

     Various regulatory authorities, including the U.S. Securities and Exchange
Commission and State Attorneys General in the United States, including the New
York State Attorney General's office, State Insurance Departments in the United
States and the U.K. Financial Services Authority, as well as law enforcement agencies, are conducting investigations on various aspects of the insurance industry, including the use of non-traditional, or loss mitigation insurance, products. Swiss Re is among the companies that have received subpoenas to produce documents relating to "non-traditional" products as part of these investigations. Swiss Re has announced that it is cooperating fully with all requests for documents addressed to Swiss Re. It is unclear at this point what the ultimate scope of the investigations will be, in terms of the products, parties or practices under review, particularly given the potentially broad range of products that could be characterized as "non-traditional". It is therefore also unclear what the direct or indirect consequences of such investigations will be, and Swiss Re is not currently in a position to give any assurances as to the consequences for it or the insurance and reinsurance industries of the foregoing investigations or related developments. Any of the foregoing could adversely affect its business, results of operations and financial condition.

     The information contained in the preceding four paragraphs has been provided by the Swap Guarantor and the Swap Counterparty for use in this free writing prospectus. Neither the Swap Guarantor nor the Swap Counterparty
undertakes any obligation to update such information. Neither the Swap Guarantor nor the Swap Counterparty makes any representation regarding the Offered
Certificates or the advisability of investing in the Offered Certificates and neither makes any representation regarding, nor has it participated in the preparation of, this free writing prospectus or the accompanying prospectus other than the information contained in the preceding four paragraphs.

     The significance percentage for the Swap Contract is less than 10%. The
"SIGNIFICANCE PERCENTAGE" for the Swap Contract is the percentage that the significance estimate of the Swap Contract represents of the aggregate
Certificate Principal Balance of the Swap Certificates. The "SIGNIFICANCE
ESTIMATE" of the Swap Contract is

                                       44

determined based on a reasonable good-faith estimate of the maximum probable exposure of the Swap Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     The Certificates do not represent an obligation of the Swap Counterparty, the Swap Guarantor or the Swap Contract Administrator. The holders of the
Certificates are not parties to or beneficiaries under the Swap Contract, the
Swap Guaranty or the Swap Contract Administration Agreement and will not have any right to proceed directly against the Swap Counterparty or the Swap
Guarantor in respect of their obligations under the Swap Contract, or against the Swap Contract Administrator in respect of its obligations under the Swap
Contract Administration Agreement.

     The Swap Contract, the Swap Guaranty, the Swap Contract Assignment
Agreement and the Swap Contract Administration Agreement will each be filed with the SEC as an exhibit to a Current Report on Form 8-K after the Closing Date.

CALCULATION OF ONE-MONTH LIBOR

     On the second LIBOR Business Day preceding the commencement of each Accrual
Period for the Adjustable Rate Certificates (each such date, an "INTEREST
DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for the
Accrual Period on the basis of such rate as it is quoted on the Bloomberg
Terminal for that Interest Determination Date. If such rate is not quoted on the
Bloomberg terminal (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the
Trustee), One-Month LIBOR for the applicable Accrual Period will be the
Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month
LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period.
The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of
0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate
Certificate Principal Balance of all Adjustable Rate Certificates for the
Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York
City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal
Balance of all Adjustable Rate Certificates for the Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and
"REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

          (1)  with an established place of business in London,

          (2)  which have been designated as such by the Trustee and

          (3)  which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor
               Master Servicer.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Adjustable Rate Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

     The Pooling and Servicing Agreement will require the Trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the Trustee on behalf of the holders of the interest-bearing certificates.

                                       45

On the Closing Date, Countrywide Home Loans will deposit $1,000 in the Carryover
Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

     On each Distribution Date, to the extent that Excess Cashflow is available as described under "-- Overcollateralization Provisions" above, the Trustee will deposit in the Carryover Reserve Fund (x) the amount needed to pay any Net Rate
Carryover as described under "-- Overcollateralization Provisions" above and (y)
an amount equal to the excess, if any, of (i) $1,000 over (ii) the amount of funds on deposit in the Carryover Reserve Fund following all other deposits to, and withdrawals from, the Carryover Reserve Fund on the Distribution Date (the
"REQUIRED CARRYOVER RESERVE FUND DEPOSIT").

CREDIT COMEBACK EXCESS ACCOUNT

     The Pooling and Servicing Agreement will require the Trustee to establish a reserve account (the "CREDIT COMEBACK EXCESS ACCOUNT"), which is held in trust by the Trustee on behalf of the holders of the Adjustable Rate Certificates. The
Credit Comeback Excess Account will not be an asset of any REMIC.

     On each Distribution Date, the Trustee will deposit in the Credit Comeback
Excess Account, all Credit Comeback Excess Amounts received during the related
Due Period. On each Distribution Date, all such Credit Comeback Excess Amounts received during such period will be distributed to the Adjustable Rate
Certificates to restore overcollateralization and to cover any Unpaid Realized
Loss Amounts as described under "--Overcollateralization Provisions". Any Credit
Comeback Excess Amounts remaining after the application of such amounts as described under "-- Overcollateralization Provisions" will be distributed to the
Class C Certificates and will not be available thereafter.

FINAL MATURITY RESERVE FUND

     The trustee, on behalf of the reserve fund trust, will establish and maintain an account (the "FINAL MATURITY RESERVE FUND"), on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Final Maturity Reserve Fund. The
Final Maturity Reserve Fund will not be an asset of the issuing entity or of any
REMIC.

     On each Distribution Date beginning on the Distribution Date in October
2016 up to and including the Final Maturity Reserve Funding Date (defined below), if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date)
is greater than the amount specified in the table entitled "40-Year Target
Schedule" for that Distribution Date (the "40-YEAR TARGET "), the Trustee will deposit an amount equal to the Final Maturity Reserve Deposit for that
Distribution Date into the Final Maturity Reserve Fund, until the amount on deposit in the Final Maturity Reserve Fund is equal to the Final Maturity
Funding Cap.

     The "FINAL MATURITY RESERVE DEPOSIT" for any Distribution Date beginning on the Distribution Date in October 2016 up to and including the Final Maturity
Reserve Funding Date will equal the lesser of (a) the product of (i) 0.80% and
(ii) the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and (b) the excess of (i) the Final Maturity Funding Cap for such Distribution Date over
(ii) the amount on deposit in the Final Maturity Reserve Fund immediately prior to such Distribution Date.

                                       46

                             40-YEAR TARGET SCHEDULE

           MONTH OF                 40-YEAR
       DISTRIBUTION DATE           TARGET ($)
------------------------------   -------------
October 2016 .................   64,689,844.21
November 2016 ................   63,799,567.05
December 2016 ................   62,921,351.37
January 2017 .................   62,055,034.48
February 2017 ................   61,200,455.93
March 2017 ...................   60,357,457.36
April 2017 ...................   59,525,882.62
May 2017 .....................   58,705,577.62
June 2017 ....................   57,896,390.36
July 2017 ....................   57,098,170.87
August 2017 ..................   56,310,771.20
September 2017 ...............   55,534,045.43
October 2017 .................   54,767,849.54
November 2017 ................   54,012,041.53
December 2017 ................   53,266,481.24
January 2018 .................   52,531,030.44
February 2018 ................   51,805,552.73
March 2018 ...................   51,089,913.59
April 2018 ...................   50,383,980.27
May 2018 .....................   49,687,621.83
June 2018 ....................   49,000,709.10
July 2018 ....................   48,323,114.62
August 2018 ..................   47,654,712.66
September 2018 ...............   46,995,379.22
October 2018 .................   46,344,991.92
November 2018 ................   45,703,430.04
December 2018 ................   45,070,574.50
January 2019 .................   44,446,307.81
February 2019 ................   43,830,514.08
March 2019 ...................   43,223,078.97
April 2019 ...................   42,623,889.67
May 2019 .....................   42,032,834.90
June 2019 ....................   41,449,804.90
July 2019 ....................   40,874,691.34
August 2019 ..................   40,307,387.38
September 2019 ...............   39,747,787.62
October 2019 .................   39,195,788.10
November 2019 ................   38,651,286.18
December 2019 ................   38,114,180.71
January 2020 .................   37,584,371.83
February 2020 ................   37,061,761.04
March 2020 ...................   36,546,251.17
April 2020 ...................   36,037,746.39
May 2020 .....................   35,536,152.11
June 2020 ....................   35,041,375.02
July 2020 ....................   34,553,323.13
August 2020 ..................   34,071,905.60
September 2020 ...............   33,597,032.88
October 2020 .................   33,128,616.59
November 2020 ................   32,666,569.57
December 2020 ................   32,210,805.80
January 2021 .................   31,761,240.46
February 2021 ................   31,317,789.82
March 2021 ...................   30,880,371.33
April 2021 ...................   30,448,903.53
May 2021 .....................   30,023,306.04
June 2021 ....................   29,603,499.59
July 2021 ....................   29,189,405.99
August 2021 ..................   28,780,948.03
September 2021 ...............   28,378,049.65
October 2021 .................   27,980,635.71
November 2021 ................   27,588,632.18
December 2021 ................   27,201,965.93
January 2022 .................   26,820,564.87
February 2022 ................   26,444,357.90
March 2022 ...................   26,073,274.83
April 2022 ...................   25,707,246.45
May 2022 .....................   25,346,204.45
June 2022 ....................   24,990,081.49
July 2022 ....................   24,638,811.08
August 2022 ..................   24,292,327.66
September 2022 ...............   23,950,566.57
October 2022 .................   23,613,463.96
November 2022 ................   23,280,956.93
December 2022 ................   22,952,983.33
January 2023 .................   22,629,481.91
February 2023 ................   22,310,392.25
March 2023 ...................   21,995,654.69
April 2023 ...................   21,685,210.44
May 2023 .....................   21,379,001.45
June 2023 ....................   21,076,970.48
July 2023 ....................   20,779,061.04
August 2023 ..................   20,485,217.45
September 2023 ...............   20,195,384.72
October 2023 .................   19,909,508.62
November 2023 ................   19,627,535.68
December 2023 ................   19,349,413.11
January 2024 .................   19,075,088.88
February 2024 ................   18,804,511.60
March 2024 ...................   18,537,630.62
April 2024 ...................   18,274,395.94
May 2024 .....................   18,014,758.27
June 2024 ....................   17,758,668.97
July 2024 ....................   17,506,080.03
August 2024 ..................   17,256,944.13
September 2024 ...............   17,011,214.55
October 2024 .................   16,768,845.23
November 2024 ................   16,529,790.70
December 2024 ................   16,294,006.13
January 2025 .................   16,061,447.30
February 2025 ................   15,832,070.53
March 2025 ...................   15,605,832.82
April 2025 ...................   15,382,691.65
May 2025 .....................   15,162,605.17
June 2025 ....................   14,945,531.99
July 2025 ....................   14,731,431.38
August 2025 ..................   14,520,263.11
September 2025 ...............   14,311,987.47
October 2025 .................   14,106,565.35
November 2025 ................   13,903,958.10
December 2025 ................   13,704,127.63
January 2026 .................   13,507,036.34
February 2026 ................   13,312,647.16
March 2026 ...................   13,120,923.52
April 2026 ...................   12,931,829.33
May 2026 .....................   12,745,328.99
June 2026 ....................   12,561,387.37
July 2026 ....................   12,379,969.83
August 2026 ..................   12,201,042.20
September 2026 ...............   12,024,570.76
October 2026 .................   11,850,522.23
November 2026 ................   11,678,863.82
December 2026 ................   11,509,563.13
January 2027 .................   11,342,588.26
February 2027 ................   11,177,907.70
March 2027 ...................   11,015,490.33
April 2027 ...................   10,855,305.52
May 2027 .....................   10,697,323.03
June 2027 ....................   10,541,513.01
July 2027 ....................   10,387,846.03
August 2027 ..................   10,236,293.04
September 2027 ...............   10,086,825.42
October 2027 .................    9,939,414.86
November 2027 ................    9,794,033.52
December 2027 ................    9,650,653.89
January 2028 .................    9,509,248.83
February 2028 ................    9,369,791.56
March 2028 ...................    9,232,255.69
April 2028 ...................    9,096,615.20
May 2028 .....................    8,962,844.34
June 2028 ....................    8,830,917.79
July 2028 ....................    8,700,810.52
August 2028 ..................    8,572,497.88
September 2028 ...............    8,445,955.52
October 2028 .................    8,321,159.44
November 2028 ................    8,198,085.94
December 2028 ................    8,076,711.67
January 2029 .................    7,957,013.54
February 2029 ................    7,838,968.86
March 2029 ...................    7,722,555.17
April 2029 ...................    7,607,750.35
May 2029 .....................    7,494,532.55
June 2029 ....................    7,382,880.25
July 2029 ....................    7,272,772.20
August 2029 ..................    7,164,187.44
September 2029 ...............    7,057,105.27
October 2029 .................    6,951,505.33
November 2029 ................    6,847,367.49
December 2029 ................    6,744,671.87
January 2030 .................    6,643,398.92
February 2030 ................    6,543,529.29
March 2030 ...................    6,445,043.94
April 2030 ...................    6,347,924.10
May 2030 .....................    6,252,151.16
June 2030 ....................    6,157,706.88
July 2030 ....................    6,064,573.18
August 2030 ..................    5,972,732.24
September 2030 ...............    5,882,166.52
October 2030 .................    5,792,858.71
November 2030 ................    5,704,791.68
December 2030 ................    5,617,948.59
January 2031 .................    5,532,312.78
February 2031 ................    5,447,867.86
March 2031 ...................    5,364,597.63
April 2031 ...................    5,282,486.12
May 2031 .....................    5,201,517.60
June 2031 ....................    5,121,676.49
July 2031 ....................    5,042,947.46
August 2031 ..................    4,965,315.41
September 2031 ...............    4,888,765.41
October 2031 .................    4,813,282.74
November 2031 ................    4,738,852.86
December 2031 ................    4,665,461.48
January 2032 .................    4,593,094.45
February 2032 ................    4,521,737.83
March 2032 ...................    4,451,377.86
April 2032 ...................    4,382,000.99
May 2032 .....................    4,313,593.83
June 2032 ....................    4,246,143.19
July 2032 ....................    4,179,636.02
August 2032 ..................    4,114,059.49
September 2032 ...............    4,049,400.93
October 2032 .................    3,985,647.82
November 2032 ................    3,922,787.84
December 2032 ................    3,860,808.83

                                       47

           MONTH OF                 40-YEAR
       DISTRIBUTION DATE           TARGET ($)
------------------------------   -------------
January 2033 .................    3,799,698.77
February 2033 ................    3,739,445.83
March 2033 ...................    3,680,038.33
April 2033 ...................    3,621,464.73
May 2033 .....................    3,563,713.68
June 2033 ....................    3,506,773.97
July 2033 ....................    3,450,634.54
August 2033 ..................    3,395,284.45
September 2033 ...............    3,340,712.97
October 2033 .................    3,286,909.46
November 2033 ................    3,233,863.45
December 2033 ................    3,181,564.61
January 2034 .................    3,130,002.74
February 2034 ................    3,079,167.78
March 2034 ...................    3,029,049.82
April 2034 ...................    2,979,639.07
May 2034 .....................    2,930,925.88
June 2034 ....................    2,882,900.71
July 2034 ....................    2,835,554.20
August 2034 ..................    2,788,877.04
September 2034 ...............    2,742,860.10
October 2034 .................    2,697,494.40
November 2034 ................    2,652,770.99
December 2034 ................    2,608,681.11
January 2035 .................    2,565,216.13
February 2035 ................    2,522,367.49
March 2035 ...................    2,480,126.75
April 2035 ...................    2,438,485.61
May 2035 .....................    2,397,435.87
June 2035 ....................    2,356,969.46
July 2035 ....................    2,317,078.39
August 2035 ..................    2,277,754.79
September 2035 ...............    2,238,990.89
October 2035 .................    2,200,779.03
November 2035 ................    2,163,111.67
December 2035 ................    2,125,981.34
January 2036 .................    2,089,380.70
February 2036 ................    2,053,302.51
March 2036 ...................    2,017,739.58
April 2036 ...................    1,982,684.90
May 2036 .....................    1,948,131.45
June 2036 ....................    1,914,072.42
July 2036 ....................    1,880,500.99
August 2036 ..................    1,847,410.51
September 2036 ...............    1,814,794.37

     The "FINAL MATURITY FUNDING CAP" for any Distribution Date beginning with the Distribution Date in October 2016 will equal the lesser of (i) the aggregate
Certificate Principal Balance of the Adjustable Rate Certificates immediately prior to that Distribution Date and (ii) the aggregate Stated Principal Balance of all outstanding Mortgage Loans with original terms to maturity of 40 years as of the as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period).

     The "FINAL MATURITY RESERVE FUNDING DATE" is the earlier of (i) the
Distribution Date on which the amount on deposit in the Final Maturity Reserve
Fund is equal to the Final Maturity Funding Cap and (ii) the Distribution Date
in September 2036.

     On the Distribution Date in September 2036, all amounts on deposit in the
Final Maturity Reserve Fund will be distributed as principal in the following order of priority:

          (1) to the classes of Class A Certificates, pro rata, based on the
     Class 1-A Principal Distribution Amount (in the case of clause (x)) and the
     Class 2-A Principal Distribution Amount (in the case of clause (y))
     concurrently (x) to the Class 1-A Certificates, until the Certificate
     Principal Balance thereof is reduced to zero, and (y) sequentially, to the
     Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until the Certificate Principal Balances thereof are reduced to zero; provided, however, that any amounts remaining after such allocation based on the
     Class 1-A Principal Distribution Amount and the Class 2-A Principal
     Distribution Amount will be distributed to the outstanding Class 1-A
     Certificates or the outstanding classes of Class 2-A Certificates, as the case may be, pursuant to clause (x) or clause (y), as the case may be;

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B
     Certificates, in that order, in each case until the Certificate Principal
     Balance thereof is reduced to zero; and

          (3) to the Class C Certificates, all remaining amounts.

     If the mortgage loans are purchased in connection with an optional termination of the issuing entity, the funds on deposit in the Final Maturity
Reserve Fund will be distributed to the Class C Certificates above after application of the purchase price pursuant to the exercise of the optional termination.

APPLIED REALIZED LOSS AMOUNTS

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the Adjustable
Rate Certificates exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans and the amount on deposit in the Pre-Funding Account, the amount of the excess will be applied first to reduce the Certificate Principal
Balances of the Class B, Class M-9, Class M-8, Class M-7,

                                       48

Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1
Certificates, in that order, in each case until the Certificate Principal
Balance of the class has been reduced to zero. After the Certificate Principal
Balances of the Subordinate Certificates have been reduced to zero, (i) if the
Certificate Principal Balance of the Class 1-A Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1, the
amount of such excess will be applied to reduce the Certificate Principal
Balance of the Class 1-A Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and (ii) if the aggregate Certificate
Principal Balance of the Class 2-A Certificates exceeds the aggregate Stated
Principal Balance of the Mortgage Loans in Loan Group 2, the amount of such excess will be applied to reduce the Certificate Principal Balance of each class of Class 2-A Certificates, pro rata, until the Certificate Principal Balances of such classes have been reduced to zero. A reduction described in this paragraph is referred to as an "APPLIED REALIZED LOSS AMOUNT".

     If the Certificate Principal Balance of a class of Certificates has been reduced through the application of Applied Realized Loss Amounts as described above, interest will accrue on the Certificate Principal Balance as so reduced unless the Certificate Principal Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of the
class as described in the definition of "Certificate Principal Balance"
described in this free writing prospectus under "-- Glossary of Terms --
Definitions Related to Distribution Dates and Collections".

                                       49

                                                                         ANNEX A

                        THE STATISTICAL CALCULATION POOL

          The following information sets forth in tabular format certain information, as of the Statistical Calculation Date, about the Mortgage Loans included in the Statistical Calculation Pool in respect of Loan Group 1, Loan
Group 2 and the Statistical Calculation Pool as a whole. Other than with respect to rates of interest, percentages are approximate. In addition, the percentages in the column entitled "Percent of Aggregate Principal Balance Outstanding" are
stated by that portion of the Statistical Calculation Date Pool Principal
Balance representing Loan Group 1, Loan Group 2 or the Statistical Calculation
Pool as a whole. The sum of the columns below may not equal the total indicated
due to rounding. In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

                             GROUP 1 MORTGAGE LOANS

              MORTGAGE LOAN PROGRAMS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE LOAN PROGRAM              LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

30-Year 6-month LIBOR.........        16    $  4,132,541       1.02%      $258,284     8.189%     359.69       582       76.8%
2/28 6-month LIBOR............     1,014     185,168,949      45.88        182,612     8.926      359.57       585       77.2
2/38 6-month LIBOR............       431      94,017,807      23.30        218,139     8.636      479.69       576       75.1
2/28 6-month LIBOR
   - 24-month Interest Only...         3         615,000       0.15        205,000     7.765      354.00       666       90.6
2/28 6-month LIBOR
   - 60-month Interest Only...       131      29,460,989       7.30        224,893     7.730      359.60       663       80.4
3/27 6-month LIBOR............        48       9,725,763       2.41        202,620     8.487      357.78       593       76.6
3/37 6-month LIBOR............        16       3,362,965       0.83        210,185     8.077      479.72       605       77.5
3/27 6-month LIBOR
   - 60-month Interest Only...         7       1,911,750       0.47        273,107     6.920      360.00       663       83.0
5/25 6-month LIBOR............        21       4,234,710       1.05        201,653     8.207      360.00       585       70.0
5/35 6-month LIBOR............         7       1,704,599       0.42        243,514     8.014      479.35       605       73.7
5/25 6-month LIBOR
   - 120-month Interest Only..         2         545,000       0.14        272,500     7.344      360.00       716       88.0
15-Year Fixed.................        17       2,203,660       0.55        129,627     8.991      178.16       600       76.5
15-Year Fixed - Credit
   Comeback...................         4         405,004       0.10        101,251     9.509      176.20       600       74.7
20-Year Fixed.................         2         251,440       0.06        125,720     9.753      240.00       589       88.0
25-Year Fixed.................         1         107,100       0.03        107,100    11.000      300.00       562       85.0
30-Year Fixed.................       304      46,895,110      11.62        154,260     9.108      357.65       595       76.1
30-Year Fixed - Credit
   Comeback...................        51       7,238,484       1.79        141,931     9.522      359.20       595       76.4
40-Year Fixed.................        60      10,582,895       2.62        176,382     9.068      478.49       614       81.1
40-Year Fixed - Credit
   Comeback...................         5         901,200       0.22        180,240     8.908      479.08       615       79.2
30/15-Year Fixed Balloon......         1          99,964       0.02         99,964    10.990      179.00       519       74.1
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

                                       A-1

        ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
ORIGINAL TERM (MONTHS)             LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

ARM 360.......................     1,242    $235,794,702      58.43%      $189,851     8.710%     359.50       596       77.6%
ARM 480.......................       454      99,085,371      24.55        218,250     8.606      479.69       578       75.2
Fixed 180.....................        22       2,708,628       0.67        123,119     9.142      177.90       597       76.1
Fixed 240.....................         2         251,440       0.06        125,720     9.753      240.00       589       88.0
Fixed 300.....................         1         107,100       0.03        107,100    11.000      300.00       562       85.0
Fixed 360.....................       355      54,133,593      13.41        152,489     9.163      357.86       595       76.2
Fixed 480.....................        65      11,484,095       2.85        176,678     9.056      478.54       614       81.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

         MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF MORTGAGE LOAN           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
PRINCIPAL BALANCES                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

$25,000.01 - $50,000.00.......         9    $    446,954       0.11%      $ 49,662    10.312%     358.69       598       80.3%
$50,000.01 - $75,000.00.......        77       4,951,613       1.23         64,307    10.711      359.67       590       81.3
$75,000.01 - $100,000.00......       198      17,855,144       4.42         90,177     9.649      362.40       598       81.7
$100,000.01 - $150,000.00.....       553      70,760,937      17.53        127,958     9.287      378.96       591       79.1
$150,000.01 - $200,000.00.....       514      89,537,235      22.19        174,197     8.815      390.87       590       76.2
$200,000.01 - $250,000.00.....       328      73,693,331      18.26        224,675     8.699      400.72       589       75.4
$250,000.01 - $300,000.00.....       214      58,381,340      14.47        272,810     8.371      397.08       589       76.2
$300,000.01 - $350,000.00.....       138      44,813,480      11.10        324,735     8.331      400.36       592       75.7
$350,000.01 - $400,000.00.....        77      28,895,389       7.16        375,265     8.170      386.46       606       76.8
$400,000.01 - $450,000.00.....        25      10,304,397       2.55        412,176     8.226      397.55       603       76.5
$450,000.01 - $500,000.00.....         7       3,325,109       0.82        475,016     8.786      394.19       603       77.4
$550,000.01 - $600,000.00.....         1         600,000       0.15        600,000     8.900      479.00       634       80.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

                                       A-2

  STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE     AVERAGE    CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
STATE                              LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Alabama.......................        32    $  4,556,198       1.13%      $142,381     9.269%     366.81       594       83.2%
Alaska........................         6       1,062,415       0.26        177,069     8.408      379.60       619       85.0
Arizona.......................       108      20,186,119       5.00        186,909     8.536      407.24       595       79.3
Arkansas......................        12       2,016,318       0.50        168,027     9.643      370.44       612       87.9
California....................       264      70,474,199      17.46        266,948     8.024      409.59       593       68.8
Colorado......................        23       4,239,187       1.05        184,312     8.561      377.37       603       83.2
Connecticut...................        41       7,402,366       1.83        180,546     8.990      397.79       586       76.4
Delaware......................         5         986,237       0.24        197,247     8.356      396.65       547       79.1
District of Columbia..........        10       2,711,463       0.67        271,146     9.077      369.53       556       62.3
Florida.......................       274      53,500,959      13.26        195,259     8.794      397.62       592       75.7
Georgia.......................        94      12,854,090       3.19        136,746     9.837      371.42       590       83.9
Hawaii........................        12       3,575,370       0.89        297,948     8.014      409.31       568       68.4
Idaho.........................        24       4,790,991       1.19        199,625     8.667      371.80       584       75.0
Illinois......................       104      19,440,039       4.82        186,923     8.987      372.89       609       81.6
Indiana.......................        36       3,799,787       0.94        105,550     9.848      369.80       590       85.1
Iowa..........................         5         506,876       0.13        101,375    10.126      357.80       596       88.6
Kansas........................         6       1,087,574       0.27        181,262     8.426      370.24       645       85.0
Kentucky......................        19       2,447,022       0.61        128,791     9.514      373.33       588       84.8
Louisiana.....................        14       2,050,686       0.51        146,478     8.839      388.25       606       85.4
Maine.........................         4         795,927       0.20        198,982     8.411      380.22       608       80.1
Maryland......................        66      13,215,361       3.27        200,233     8.835      391.96       579       73.0
Massachusetts.................        52      11,852,371       2.94        227,930     8.796      391.27       575       71.5
Michigan......................        48       6,848,239       1.70        142,672     9.456      377.61       597       83.9
Minnesota.....................        14       2,726,595       0.68        194,757     8.715      378.12       623       85.5
Mississippi...................         9       1,310,399       0.32        145,600     8.992      359.19       606       85.2
Missouri......................        25       3,463,856       0.86        138,554     9.373      367.69       600       85.0
Montana.......................         9       1,576,700       0.39        175,189     8.786      382.97       600       76.5
Nebraska......................         1         187,759       0.05        187,759     8.250      358.00       621       80.0
Nevada........................        46      10,420,640       2.58        226,536     8.471      398.71       598       78.3
New Hampshire.................         9       1,813,720       0.45        201,524     8.393      397.18       584       81.7
New Jersey....................        57      12,387,120       3.07        217,318     8.907      368.69       594       76.0
New Mexico....................        13       2,278,373       0.56        175,259     9.220      392.19       606       84.1
New York......................        76      19,651,964       4.87        258,578     8.514      396.88       581       71.8
North Carolina................        56       9,042,199       2.24        161,468     9.481      365.35       584       81.3
Ohio..........................        20       2,290,012       0.57        114,501     9.524      369.26       596       86.2
Oklahoma......................        20       2,395,233       0.59        119,762    10.026      386.90       578       84.1
Oregon........................        52      11,171,300       2.77        214,833     8.584      421.57       620       84.0
Pennsylvania..................        55       8,454,843       2.10        153,724     9.321      388.41       583       82.0
Rhode Island..................         3         547,372       0.14        182,457     8.570      394.37       612       79.0
South Carolina................        25       3,341,394       0.83        133,656     9.362      354.34       591       82.5
Tennessee.....................        32       4,129,838       1.02        129,057     9.419      358.04       597       84.4
Texas.........................       172      19,349,208       4.79        112,495     9.342      357.51       592       80.2
Utah..........................        26       4,848,653       1.20        186,487     8.779      379.85       603       84.0
Vermont.......................         5         758,175       0.19        151,635     8.267      358.57       573       75.7
Virginia......................        69      14,048,387       3.48        203,600     8.427      395.51       584       78.5
Washington....................        66      14,262,553       3.53        216,099     8.568      407.86       587       77.0
West Virginia.................        11       1,298,408       0.32        118,037     9.704      372.73       591       78.9
Wisconsin.....................         9       1,126,112       0.28        125,124     9.894      381.18       591       82.8
Wyoming.......................         2         284,318       0.07        142,159     9.794      359.00       588       86.2
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

                                       A-3

               LOAN-TO-VALUE RATIOS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF LOAN-TO-VALUE           MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RATIOS (%)                        LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................        94    $ 18,110,929       4.49%      $192,669     8.656%     392.96       564       41.8%
50.01 - 55.00.................        64      14,653,519       3.63        228,961     8.199      386.84       577       52.7
55.01 - 60.00.................        89      18,980,049       4.70        213,259     8.524      402.10       569       57.5
60.01 - 65.00.................       109      23,507,377       5.82        215,664     8.500      392.19       573       63.2
65.01 - 70.00.................       173      38,149,354       9.45        220,516     8.734      397.45       569       68.5
70.01 - 75.00.................       170      36,152,249       8.96        212,660     8.589      396.77       576       73.6
75.01 - 80.00.................       655     105,302,607      26.09        160,767     8.675      384.83       605       79.5
80.01 - 85.00.................       206      39,099,332       9.69        189,803     8.870      401.52       582       84.4
85.01 - 90.00.................       390      80,432,274      19.93        206,237     8.811      389.66       610       89.5
90.01 - 95.00.................       164      26,190,747       6.49        159,700     9.673      380.01       611       94.4
95.01 - 100.00................        27       2,986,492       0.74        110,611    10.170      362.10       650      100.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

         COMBINED LOAN-TO-VALUE RATIOS(1) FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF COMBINED LOAN-          MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
TO-VALUE RATIOS (%)                LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................        91    $ 17,601,191        4.36%     $193,420     8.660%     392.73       564       41.8%
50.01 -  55.00................        63      14,494,519        3.59       230,072     8.158      387.13       578       52.7
55.01 -  60.00................        89      18,980,049        4.70       213,259     8.524      402.10       569       57.5
60.01 -  65.00................       109      23,526,426        5.83       215,839     8.499      392.11       572       63.1
65.01 -  70.00................       174      38,336,354        9.50       220,324     8.732      397.85       569       68.4
70.01 -  75.00................       155      33,691,267        8.35       217,363     8.637      397.59       573       73.4
75.01 -  80.00................       295      57,481,867       14.24       194,854     8.550      391.93       587       79.1
80.01 -  85.00................       207      39,523,639        9.79       190,935     8.860      401.07       583       84.3
85.01 -  90.00................       393      81,220,774       20.13       206,669     8.787      389.06       610       89.4
90.01 -  95.00................       170      27,378,303        6.78       161,049     9.613      380.00       613       93.7
95.01 - 100.00................       395      51,330,541       12.72       129,951     8.926      376.54       627       81.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

----------
(1)  The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged
     Properties. See the definition of "Combined Loan-to-Value Ratio" under "The
     Mortgage Pool--Loan-to-Value Ratio" in this Prospectus Supplement.

                                       A-4

              CURRENT MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CURRENT                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

4.501 - 5.000 ................          1   $    250,000       0.06%      $250,000     5.000%     480.00       781       44.6%
5.001 - 5.500 ................          2        638,000       0.16        319,000     5.396      360.00       680       75.8
5.501 - 6.000 ................          7      1,831,808       0.45        261,687     5.884      384.38       629       67.1
6.001 - 6.500 ................         23      6,056,277       1.50        263,316     6.397      397.30       625       74.5
6.501 - 7.000 ................         75     19,791,331       4.90        263,884     6.832      390.72       611       70.5
7.001 - 7.500 ................        154     36,909,032       9.15        239,669     7.323      392.63       618       74.7
7.501 - 8.000 ................        273     59,396,310      14.72        217,569     7.836      395.31       605       76.3
8.001 - 8.500 ................        292     58,892,443      14.59        201,686     8.326      388.61       600       75.7
8.501 - 9.000 ................        374     71,664,840      17.76        191,617     8.796      393.59       591       77.0
9.001 - 9.500 ................        271     45,885,702      11.37        169,320     9.317      394.37       579       77.3
9.501 - 10.000 ...............        277     45,729,370      11.33        165,088     9.789      386.64       575       80.2
10.001 - 10.500 ..............        143     20,992,386       5.20        146,800    10.292      389.14       569       78.9
10.501 - 11.000 ..............        124     18,423,675       4.57        148,578    10.793      385.97       567       80.6
11.001 - 11.500 ..............         58      8,922,975       2.21        153,844    11.266      377.02       559       81.9
11.501 - 12.000 ..............         40      5,436,407       1.35        135,910    11.780      381.21       556       76.3
12.001 - 12.500 ..............         15      1,865,554       0.46        124,370    12.297      366.30       567       83.5
12.501 - 13.000 ..............          7        452,780       0.11         64,683    12.779      337.62       548       87.9
13.001 - 13.500 ..............          3        296,680       0.07         98,893    13.202      360.00       551       93.4
13.501 - 14.000 ..............          1         74,100       0.02         74,100    13.750      360.00       605      100.0
Greater than 14.000 ..........          1         55,260       0.01         55,260    14.625      360.00       551       90.0
                                    -----   ------------     ------
   TOTAL/AVG./WTD. AVG .......      2,141   $403,564,929     100.00%
                                    =====   ============     ======

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
MORTGAGED PROPERTY TYPE            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Single Family Residence.......      1,672   $311,526,394      77.19%      $186,320     8.734%     390.08       591       76.8%
Planned Unit Development......        309     59,507,638      14.75        192,581     8.801      394.79       591       78.2
Low-Rise Condominium..........         98     16,748,673       4.15        170,905     9.103      387.04       603       79.3
Two Family Home...............         45     10,874,765       2.69        241,661     8.882      383.02       596       72.2
Four Family Home..............          5      1,910,509       0.47        382,102     8.370      409.68       647       73.3
Three Family Home.............          6      1,679,960       0.42        279,993     8.395      431.91       610       68.4
High-Rise Condominium.........          6      1,316,991       0.33        219,499     8.586      432.87       576       69.8
                                    -----   ------------     ------
   TOTAL/AVG./WTD. AVG........      2,141   $403,564,929     100.00%
                                    =====   ============     ======

                  LOAN PURPOSES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN PURPOSE                       LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out..........      1,506   $319,720,930      79.22%      $212,298     8.649%     393.56       587       75.6%
Purchase......................        544     66,712,874      16.53        122,634     9.249      380.67       616       83.0
Refinance - Rate/Term.........         91     17,131,125       4.24        188,254     8.908      380.41       592       77.1
                                    -----   ------------     ------
   TOTAL/AVG./WTD. AVG........      2,141   $403,564,929     100.00%
                                    =====   ============     ======

                                       A-5

                 OCCUPANCY TYPES FOR THE GROUP 1 MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
OCCUPANCY TYPE                     LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied................      2,087   $392,701,784      97.31%      $188,166     8.744%     391.03       591       76.8%
Investment Property...........         39      7,484,807       1.85        191,918     9.393      396.25       643       82.4
Second Home...................         15      3,378,338       0.84        225,223     9.086      359.62       626       72.0
                                    -----   ------------     ------
   TOTAL/AVG./WTD. AVG........      2,141   $403,564,929     100.00%
                                    =====   ============     ======

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

        REMAINING TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
(MONTHS)                           LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

121 - 180.....................         22   $  2,708,628       0.67%      $123,119     9.142%     177.90       597       76.1%
181 - 300.....................          5        803,866       0.20        160,773     8.560      276.36       581       78.2
301 - 360.....................      1,595    289,482,969      71.73        181,494     8.797      359.30       596       77.3
Greater than 360..............        519    110,569,466      27.40        213,043     8.653      479.57       582       75.8
                                    -----   ------------     ------
   TOTAL/AVG./WTD. AVG........      2,141   $403,564,929     100.00%
                                    =====   ============     ======

             LOAN DOCUMENTATION TYPES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN DOCUMENTATION TYPE            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Full Documentation............      1,621   $282,820,890      70.08%      $174,473     8.735%     390.47       586        79.0%
Stated Income.................        520    120,744,040      29.92        232,200     8.816      391.79       607        71.9
                                    -----   ------------     ------
   TOTAL/AVG./WTD. AVG........      2,141   $403,564,929     100.00%
                                    =====   ============     ======

                                       A-6

           CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RISK SCORES                        LOANS    OUTSTANDING   OUTSTANDING    BALANCE       RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

801 - 820.....................         2    $    392,000       0.10%     $196,000      7.881%     444.86       808       86.9%
781 - 800.....................         1         250,000       0.06       250,000      5.000      480.00       781       44.6
761 - 780.....................         4         820,310       0.20       205,078      8.507      424.17       776       80.9
741 - 760.....................         8       1,459,680       0.36       182,460      7.971      366.85       748       90.4
721 - 740.....................        10       1,711,786       0.42       171,179      8.686      366.08       731       84.3
701 - 720.....................        31       5,977,287       1.48       192,816      8.335      389.50       710       81.8
681 - 700.....................        50      10,747,328       2.66       214,947      7.972      386.74       690       83.2
661 - 680.....................       114      23,500,410       5.82       206,144      7.894      377.62       669       82.4
641 - 660.....................       150      29,721,876       7.36       198,146      8.187      382.10       650       79.4
621 - 640.....................       198      38,131,102       9.45       192,581      8.350      378.70       630       80.9
601 - 620.....................       301      53,247,884      13.19       176,903      8.589      389.54       610       78.4
581 - 600.....................       338      59,462,354      14.73       175,924      8.803      390.57       591       77.7
561 - 580.....................       307      55,346,569      13.71       180,282      9.084      389.05       571       76.9
541 - 560.....................       252      48,018,078      11.90       190,548      9.173      398.11       551       74.4
521 - 540.....................       220      44,942,642      11.14       204,285      9.143      405.59       530       72.7
501 - 520.....................       150      28,969,341       7.18       193,129      9.335      400.30       512       66.7
500 or Less...................         5         866,282       0.21       173,256     10.332      392.98       500       60.4
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 1 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

             CREDIT GRADE CATEGORIES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CREDIT GRADE CATEGORY              LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

A.............................     1,537    $279,820,257      69.34%      $182,056     8.699%     388.74       603       79.2%
A-............................       129      27,064,278       6.71        209,801     8.623      388.61       563       75.8
B.............................       225      46,681,709      11.57        207,474     8.999      401.07       572       70.6
C.............................       156      33,198,704       8.23        212,812     8.930      396.20       563       68.3
C-............................        70      12,398,432       3.07        177,120     8.696      386.19       589       78.0
D.............................        24       4,401,549       1.09        183,398     9.791      404.86       551       66.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

                                       A-7

            PREPAYMENT PENALTY PERIODS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
PREPAYMENT PENALTY PERIOD        MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0.............................       640    $113,681,503      28.17%      $177,627    9.167%      377.55       592       77.5%
12............................       109      25,539,744       6.33        234,310    8.918       398.47       584       71.6
24............................     1,136     220,573,740      54.66        194,167    8.554       398.33       591       77.0
30............................         1         189,896       0.05        189,896    8.990       359.00       613       82.6
36............................       255      43,580,046      10.80        170,902    8.637       383.54       604       77.9
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929     100.00%
                                   =====    ============     ======

  MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                            WEIGHTED
                             AVERAGE                             PERCENT OF             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                            MONTHS TO               AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE     AVERAGE    AVERAGE
                              NEXT     NUMBER OF    PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING    CREDIT    LOAN-TO-
RANGE OF MONTHS TO NEXT    ADJUSTMENT   MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      BUREAU      VALUE
ADJUSTMENT DATE               DATE       LOANS     OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)  RISK SCORE    RATIO
-------------------------  ----------  ---------  ------------  -----------  ---------  --------  ---------  ----------  --------

0 - 6....................       6           17    $  4,323,632      1.29%     $254,331   8.159%     358.78       581       77.4%
13 - 18..................      18           18       3,742,971      1.12       207,943   8.232      353.65       597       76.5
19 - 24..................      24        1,564     306,209,410     91.44       195,786   8.723      396.49       590       76.9
25 - 31..................      28            6         916,487      0.27       152,748   8.028      352.49       571       81.1
32 - 37..................      36           61      13,203,262      3.94       216,447   8.301      390.29       607       76.8
38 or Greater............      60           30       6,484,309      1.94       216,144   8.083      391.37       601       72.5
                                         -----    ------------    ------
   TOTAL/AVG./WTD. AVG...                1,696    $334,880,073    100.00%
                                         =====    ============    ======

          GROSS MARGINS FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RANGE OF GROSS MARGINS (%)         LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.001 - 2.000.................         1    $    150,000       0.04%      $150,000    6.950%      480.00       573       56.6%
2.001 - 3.000.................         2         527,500       0.16        263,750    7.306       360.00       579       81.7
3.001 - 4.000.................         4         850,199       0.25        212,550    8.444       423.51       619       65.9
4.001 - 5.000.................        56      11,522,918       3.44        205,766    8.079       393.56       605       72.4
5.001 - 6.000.................       269      54,214,663      16.19        201,541    8.190       393.20       601       75.9
6.001 - 7.000.................       852     166,917,511      49.84        195,913    8.552       393.40       590       76.7
7.001 - 8.000.................       512     100,697,282      30.07        196,674    9.233       398.81       585       78.2
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     1,696    $334,880,073     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Gross Margin for the Group 1 Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date was
     approximately 6.613%.

                                       A-8

      MAXIMUM MORTGAGE RATES FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MAXIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

11.501 - 12.000 ..............         2    $    526,000       0.16%      $263,000     5.498%     417.03       701       62.0%
12.001 - 12.500 ..............         5       1,416,365       0.42        283,273     5.962      375.70       676       70.2
12.501 - 13.000 ..............        24       6,162,969       1.84        256,790     6.630      391.74       625       68.9
13.001 - 13.500 ..............        46      11,383,988       3.40        247,478     6.900      398.11       621       75.4
13.501 - 14.000 ..............        90      22,320,138       6.67        248,002     7.251      399.19       603       71.4
14.001 - 14.500 ..............       153      36,526,673      10.91        238,736     7.573      394.55       616       74.6
14.501 - 15.000 ..............       251      53,555,569      15.99        213,369     8.051      398.49       596       75.8
15.001 - 15.500 ..............       247      47,995,282      14.33        194,313     8.494      394.73       591       75.5
15.501 - 16.000 ..............       312      58,832,793      17.57        188,567     8.956      394.18       586       77.8
16.001 - 16.500 ..............       168      29,874,937       8.92        177,827     9.375      398.02       574       79.0
16.501 - 17.000 ..............       164      27,954,838       8.35        170,456     9.823      389.93       571       81.0
17.001 - 17.500 ..............        88      13,771,202       4.11        156,491    10.298      398.17       571       80.3
17.501 - 18.000 ..............        74      12,731,283       3.80        172,044    10.791      393.91       567       81.0
18.001 - 18.500 ..............        34       6,392,997       1.91        188,029    11.260      387.81       564       83.5
18.501 - 19.000 ..............        21       3,447,768       1.03        164,179    11.759      382.33       555       78.6
19.001 - 19.500 ..............         8       1,329,250       0.40        166,156    12.317      359.84       568       86.3
Greater than 19.500 ..........         9         658,020       0.20         73,113    13.258      359.92       558       94.6
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG .......     1,696    $334,880,073     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Maximum Mortgage Rate for the Group 1 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 15.489%.

    INITIAL PERIODIC RATE CAPS FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED     AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE      CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING     BUREAU   LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000 ........................        18    $  4,480,468       1.34%      $248,915    8.156%      359.40       582       76.7%
1.500 ........................     1,289     251,962,117      75.24        195,471    8.737       395.79       591       77.5
2.000 ........................        14       2,916,577       0.87        208,327    8.694       358.69       573       71.8
3.000 ........................       372      74,923,153      22.37        201,406    8.523       396.45       593       74.8
4.000 ........................         1         319,796       0.10        319,796    8.250       359.00       550       71.1
6.000 ........................         1         206,000       0.06        206,000    7.000       360.00       652       60.6
7.000 ........................         1          71,961       0.02         71,961    9.000       359.00       551       80.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG .......     1,696    $334,880,073     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Initial Periodic Rate Cap for the Group 1 Adjustable
     Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
     Date was approximately 1.840%.

                                       A-9

  SUBSEQUENT PERIODIC RATE CAPS FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
SUBSEQUENT PERIODIC RATE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CAP (%)                            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000 ........................       345    $ 70,308,760      21.00%      $203,794     8.503%     393.10       592       74.8%
1.500 ........................     1,349     264,045,517      78.85        195,734     8.728      395.66       591       77.4
2.000 ........................         1         206,000       0.06        206,000     7.000      360.00       652       60.6
2.500 ........................         1         319,796       0.10        319,796     8.250      359.00       550       71.1
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG .......     1,696    $334,880,073     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Subsequent Periodic Rate Cap for the Group 1
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 1.396%.

      MINIMUM MORTGAGE RATES FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED     AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MINIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

4.001 - 5.000 ................         3    $    667,912       0.20%      $222,637     6.249%     446.22       657       49.1%
5.001 - 6.000 ................        25       6,158,020       1.84        246,321     6.945      413.39       614       75.0
6.001 - 7.000 ................       119      31,255,566       9.33        262,652     7.193      394.06       608       71.9
7.001 - 8.000 ................       380      85,239,167      25.45        224,314     7.767      399.36       604       74.7
8.001 - 9.000 ................       531     103,174,489      30.81        194,302     8.579      393.09       594       76.9
9.001 - 10.000 ...............       393      68,189,425      20.36        173,510     9.553      393.88       574       79.7
Greater than 10.000 ..........       245      40,195,494      12.00        164,063    10.850      390.12       567       81.2
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG .......     1,696    $334,880,073     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Minimum Mortgage Rate for the Group 1 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 8.570%.

                                      A-10

      NEXT ADJUSTMENT DATES FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
NEXT ADJUSTMENT DATE              LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

December 2006 ................         1    $    191,091        0.06%     $191,091     7.500%     339.00       561      90.0%
January 2007 .................         1         142,559        0.04       142,559     8.875      358.00       577      80.0
February 2007 ................         4         990,683        0.30       247,671     8.342      359.00       602      73.1
March 2007 ...................        11       2,999,299        0.90       272,664     8.106      360.00       575      77.9
January 2008 .................         3         451,705        0.13       150,568     7.970      352.00       581      78.1
February 2008 ................         1         408,305        0.12       408,305     7.950      353.00       615      74.5
March 2008 ...................        14       2,882,961        0.86       205,926     8.313      354.00       596      76.5
April 2008 ...................         5       1,215,731        0.36       243,146     8.827      374.97       631      85.1
May 2008 .....................         4         715,813        0.21       178,953     7.154      354.70       640      69.4
June 2008 ....................         7       1,373,664        0.41       196,238     8.639      374.46       597      78.4
July 2008 ....................        35       7,926,819        2.37       226,481     8.956      387.53       571      72.8
August 2008 ..................       362      71,254,879       21.28       196,837     8.708      399.78       594      76.3
September 2008 ...............     1,135     220,385,280       65.81       194,172     8.724      396.40       589      77.3
October 2008 .................        16       3,337,225        1.00       208,577     8.744      379.80       596      74.6
December 2008 ................         1          67,394        0.02        67,394     8.650      351.00       590      80.0
January 2009 .................         3         592,056        0.18       197,352     8.195      352.00       558      78.5
March 2009 ...................         2         257,038        0.08       128,519     7.480      354.00       597      87.4
July 2009 ....................         1         159,768        0.05       159,768     7.625      358.00       606      80.0
August 2009 ..................        17       3,317,169        0.99       195,128     8.715      392.77       594      73.4
September 2009 ...............        42       9,580,026        2.86       228,096     8.173      390.43       610      77.6
October 2009 .................         1         146,300        0.04       146,300     8.000      360.00       646      95.0
August 2011 ..................         4       1,113,599        0.33       278,400     7.746      479.00       616      71.8
September 2011 ...............        25       5,104,710        1.52       204,188     8.130      373.89       598      72.9
October 2011 .................         1         266,000        0.08       266,000     8.600      360.00       599      66.5
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG .......     1,696    $334,880,073      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Next Adjustment Date for the Group 1 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     is September 2008.

              INTEREST ONLY PERIODS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT    CURRENT    REMAINING    BUREAU    LOAN-TO-
INTEREST ONLY PERIOD             MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
(MONTHS)                           LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0.............................     1,998    $371,032,191       91.94%     $185,702     8.854%     393.62       586       76.5%
24............................         3         615,000        0.15       205,000     7.765      354.00       666       90.6
60............................       138      31,372,739        7.77       227,339     7.680      359.62       663       80.5
120...........................         2         545,000        0.14       272,500     7.344      360.00       716       88.0
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     2,141    $403,564,929      100.00%
                                   =====    ============      ======

                                      A-11

                             GROUP 2 MORTGAGE LOANS

              MORTGAGE LOAN PROGRAMS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
MORTGAGE LOAN PROGRAM              LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

30-Year 6-month LIBOR.........        12    $  5,803,007        0.83%     $483,584     8.096%     359.14       578       79.5%
2/28 6-month LIBOR............     1,344     209,116,348       30.04       155,593     9.336      358.91       598       80.8
2/38 6-month LIBOR............       340      87,198,427       12.52       256,466     8.953      479.63       599       77.5
2/28 6-month LIBOR -
   24-month Interest Only.....        12       2,957,634        0.42       246,469     8.523      354.00       618       81.7
2/28 6-month LIBOR -
   60-month Interest Only.....       763     200,840,973       28.85       263,225     8.247      359.59       623       81.4
3/27 6-month LIBOR............        58       8,924,749        1.28       153,875     9.192      352.55       602       76.2
3/37 6-month LIBOR............         6       1,329,300        0.19       221,550     8.574      480.00       581       68.9
3/27 6-month LIBOR -
   36-month Interest Only.....         2         200,350        0.03       100,175     8.549      351.56       616       88.9
3/27 6-month LIBOR -
   60-month Interest Only.....        35       8,583,851        1.23       245,253     8.176      358.96       629       81.4
5/25 6-month LIBOR............        21       3,809,683        0.55       181,413     8.527      359.72       598       75.1
5/35 6-month LIBOR............         5       1,362,000        0.20       272,400     7.653      480.00       618       83.4
5/25 6-month LIBOR -
   120-month Interest Only....         6       1,668,900        0.24       278,150     6.781      360.00       648       81.1
5/25 6-month LIBOR -
   60-month Interest Only.....         1         565,000        0.08       565,000     7.750      357.00       683       73.9
5/35 6-month LIBOR -
   60-month Interest Only.....         1         236,700        0.03       236,700     8.800      480.00       571       90.0
10-Year Fixed.................         2          76,120        0.01        38,060     8.770       95.33       607       80.0
15-Year Fixed.................        68       3,755,048        0.54        55,221     9.183      131.04       616       73.7
15-Year Fixed - Credit
   Comeback...................        13         740,039        0.11        56,926    10.041      148.23       577       73.7
20-Year Fixed.................         7         437,035        0.06        62,434    10.285      210.37       619       83.0
25-Year Fixed.................         2         313,908        0.05       156,954     9.250      280.90       584       80.0
30-Year Fixed.................       484      69,296,972        9.95       143,176     8.689      339.63       623       77.5
30-Year Fixed - Credit
   Comeback...................       156      28,138,816        4.04       180,377     8.857      350.38       609       75.5
40-Year Fixed.................        45      12,597,686        1.81       279,949     8.125      479.60       629       73.7
40-Year Fixed - Credit
   Comeback...................        15       5,170,703        0.74       344,714     8.417      479.73       611       74.8
30-Year Fixed - 60-month
   Interest Only..............       128      40,108,686        5.76       313,349     7.366      359.13       646       76.4
30/15-Year Fixed Balloon......        49       3,005,479        0.43        61,336    10.517      107.33       579       74.5
                                   -----    ------------      ------
       TOTAL/AVG./WTD. AVG....     3,575    $696,237,413      100.00%
                                   =====    ============      ======

                                      A-12

        ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
ORIGINAL TERM (MONTHS)            LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

ARM 360.......................     2,254    $442,470,493       63.55%     $196,305     8.775%     359.07       610       80.9%
ARM 480.......................       352      90,126,427       12.94       256,041     8.927      479.64       599       77.5
Fixed 120.....................         2          76,120        0.01        38,060     8.770       95.33       607       80.0
Fixed 180.....................       130       7,500,566        1.08        57,697     9.802      123.23       597       74.0
Fixed 240.....................         7         437,035        0.06        62,434    10.285      210.37       619       83.0
Fixed 300.....................         2         313,908        0.05       156,954     9.250      280.90       584       80.0
Fixed 360.....................       768     137,544,474       19.76       179,094     8.338      347.51       627       76.8
Fixed 480.....................        60      17,768,389        2.55       296,140     8.210      479.64       623       74.0
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413      100.00%
                                   =====    ============      ======

         MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MORTGAGE LOAN           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
PRINCIPAL BALANCES                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

$0.01 - $25,000.00............        32    $    621,622       0.09%      $ 19,426    11.269%     180.98       583       67.3%
$25,000.01 - $50,000.00.......       145       5,496,190       0.79         37,905    10.594      205.49       606       68.9
$50,000.01 - $75,000.00.......       277      17,506,410       2.51         63,200    10.256      312.71       592       76.8
$75,000.01 - $100,000.00......       455      40,133,801       5.76         88,206     9.567      358.63       593       78.3
$100,000.01 - $150,000.00.....       982     120,859,746      17.36        123,075     9.309      367.98       593       79.5
$150,000.01 - $200,000.00.....       508      88,084,870      12.65        173,395     8.940      367.50       610       81.1
$200,000.01 - $250,000.00.....       337      75,500,913      10.84        224,038     8.695      374.86       620       80.2
$250,000.01 - $300,000.00.....       196      54,109,427       7.77        276,069     8.514      375.22       616       79.5
$300,000.01 - $350,000.00.....       158      51,405,545       7.38        325,352     8.509      378.41       621       78.8
$350,000.01 - $400,000.00.....        98      36,662,923       5.27        374,111     8.522      376.27       618       81.0
$400,000.01 - $450,000.00.....        94      40,308,611       5.79        428,815     8.131      386.28       617       81.4
$450,000.01 - $500,000.00.....       107      51,286,405       7.37        479,312     8.193      394.55       620       78.7
$500,000.01 - $550,000.00.....        64      33,638,585       4.83        525,603     8.008      385.10       619       80.4
$550,000.01 - $600,000.00.....        46      26,392,470       3.79        573,749     7.796      377.73       643       78.8
$600,000.01 - $650,000.00.....        32      20,043,708       2.88        626,366     8.142      374.32       633       80.8
$650,000.01 - $700,000.00.....        13       8,834,318       1.27        679,563     8.024      387.51       615       77.4
$700,000.01 - $750,000.00.....         6       4,380,101       0.63        730,017     8.438      419.78       626       83.5
$750,000.01 - $800,000.00.....        10       7,746,000       1.11        774,600     7.389      407.85       638       73.0
$800,000.01 - $850,000.00.....         6       5,012,500       0.72        835,417     7.798      379.78       608       74.2
$850,000.01 - $900,000.00.....         6       5,301,652       0.76        883,609     7.623      379.58       637       68.8
Greater than $900,000.00......         3       2,911,616       0.42        970,539     7.768      399.10       564       63.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

                                      A-13

  STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
STATE                             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Alabama.......................        82    $  9,969,770        1.43%     $121,583     9.428%     358.98       601       84.0%
Alaska........................         9       1,996,358        0.29       221,818     9.044      352.86       616       82.6
Arizona.......................       161      30,165,011        4.33       187,360     8.759      386.73       603       75.9
Arkansas......................        25       2,099,464        0.30        83,979    10.088      353.00       599       86.8
California....................       518     178,740,006       25.67       345,058     7.853      380.83       625       77.3
Colorado......................        50      11,129,206        1.60       222,584     8.201      366.34       622       79.0
Connecticut...................        42      10,559,271        1.52       251,411     8.848      394.96       611       78.4
Delaware......................        14       2,089,635        0.30       149,260     8.988      350.10       590       76.2
District of Columbia..........        13       3,623,247        0.52       278,711     8.608      390.26       617       76.1
Florida.......................       512      98,113,391       14.09       191,628     8.931      380.31       612       78.2
Georgia.......................       151      21,087,825        3.03       139,654     9.425      361.22       605       82.3
Hawaii........................        21       5,512,890        0.79       262,519     8.110      346.35       640       75.1
Idaho.........................        39       4,892,786        0.70       125,456     8.975      367.66       592       81.0
Illinois......................        99      20,714,497        2.98       209,237     9.426      366.41       607       82.1
Indiana.......................        65       6,650,428        0.96       102,314     9.590      348.34       582       80.4
Iowa..........................        15       1,720,635        0.25       114,709     9.352      352.44       600       81.6
Kansas........................        10       1,012,650        0.15       101,265     9.673      359.18       588       81.4
Kentucky......................        43       4,648,109        0.67       108,096     9.834      335.39       578       84.6
Louisiana.....................        47       5,591,218        0.80       118,962     9.614      366.40       599       86.4
Maine.........................         7       1,768,250        0.25       252,607     8.167      433.22       553       57.9
Maryland......................        66      18,311,460        2.63       277,446     8.665      387.33       629       82.6
Massachusetts.................        32       9,636,116        1.38       301,129     8.148      382.47       597       75.5
Michigan......................       129      13,130,268        1.89       101,785     9.750      346.00       596       83.7
Minnesota.....................        27       4,794,871        0.69       177,588     9.543      379.01       606       83.2
Mississippi...................        33       3,691,892        0.53       111,876     9.595      359.96       574       85.8
Missouri......................        80       9,269,608        1.33       115,870     9.904      364.49       592       84.3
Montana.......................        10       1,535,257        0.22       153,526     8.813      403.93       611       80.7
Nebraska......................         6         577,829        0.08        96,305     9.529      353.07       575       82.8
Nevada........................        75      16,922,544        2.43       225,634     8.543      369.24       616       79.3
New Hampshire.................         7       1,625,728        0.23       232,247     7.970      358.70       613       81.2
New Jersey....................        66      19,222,754        2.76       291,254     8.770      364.66       602       77.4
New Mexico....................        17       1,510,762        0.22        88,868     9.896      321.96       603       76.4
New York......................        65      19,008,063        2.73       292,432     8.408      379.33       629       80.5
North Carolina................        68      10,831,932        1.56       159,293     9.160      361.23       610       79.6
North Dakota..................         3         329,650        0.05       109,883     9.537      405.87       609       91.1
Ohio..........................        76       6,540,648        0.94        86,061     9.543      328.43       604       83.2
Oklahoma......................        52       4,697,784        0.67        90,342     9.970      350.89       593       86.1
Oregon........................        46       8,515,623        1.22       185,122     8.742      371.62       606       79.7
Pennsylvania..................       102      11,882,504        1.71       116,495     9.367      350.77       596       79.4
Rhode Island..................         3         439,211        0.06       146,404     9.362      393.40       641       87.7
South Carolina................        29       4,067,639        0.58       140,263     9.589      352.44       610       79.8
South Dakota..................         5         560,323        0.08       112,065     9.557      359.38       589       77.8
Tennessee.....................       117      12,690,618        1.82       108,467     9.744      347.20       597       83.6
Texas.........................       228      30,699,772        4.41       134,648     9.252      366.03       607       82.3
Utah..........................        40       8,379,069        1.20       209,477     8.677      360.60       622       79.9
Vermont.......................         3         564,000        0.08       188,000     8.207      360.00       607       74.0
Virginia......................        95      23,081,665        3.32       242,965     8.561      378.48       618       80.3
Washington....................       120      24,916,762        3.58       207,640     8.496      370.65       611       81.3
West Virginia.................        12         877,317        0.13        73,110    10.527      354.53       581       79.3
Wisconsin.....................        32       4,667,286        0.67       145,853     9.813      371.03       601       82.4
Wyoming.......................         8       1,173,812        0.17       146,727     8.657      359.91       591       79.2
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413      100.00%
                                   =====    ============      ======

                                      A-14

               LOAN-TO-VALUE RATIOS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF LOAN-TO-VALUE           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
RATIOS (%)                         LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................       160    $ 19,710,280       2.83%      $123,189     8.565%     376.52       580       40.5%
50.01 - 55.00.................        61      13,995,613       2.01        229,436     8.396      399.40       576       53.2
55.01 - 60.00.................        94      18,980,170       2.73        201,917     8.257      370.13       582       57.8
60.01 - 65.00.................       136      28,309,627       4.07        208,159     8.251      370.92       594       63.3
65.01 - 70.00.................       208      40,033,955       5.75        192,471     8.379      365.43       593       68.7
70.01 - 75.00.................       271      54,142,151       7.78        199,787     8.384      374.11       603       74.0
75.01 - 80.00.................     1,356     262,157,283      37.65        193,331     8.722      374.51       626       79.8
80.01 - 85.00.................       314      63,638,187       9.14        202,669     8.603      371.95       601       84.2
85.01 - 90.00.................       624     137,154,898      19.70        219,800     8.694      370.45       620       89.6
90.01 - 95.00.................       291      49,648,347       7.13        170,613     9.681      368.82       601       94.7
95.01 - 100.00................        60       8,466,903       1.22        141,115    10.457      371.53       634      100.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

         COMBINED LOAN-TO-VALUE RATIOS(1) FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF COMBINED LOAN-          MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
TO-VALUE RATIOS (%)                LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................      158     $ 19,378,091        2.78%    $122,646      8.574%     377.13       580       40.5%
50.01 -  55.00................       61       14,194,613        2.04      232,699      8.389      398.85       576       53.0
55.01 -  60.00................       94       18,980,170        2.73      201,917      8.257      370.13       582       57.8
60.01 -  65.00................      135       27,997,627        4.02      207,390      8.274      371.04       593       63.3
65.01 -  70.00................      207       39,625,661        5.69      191,428      8.376      365.57       592       68.6
70.01 -  75.00................      224       42,473,507        6.10      189,614      8.450      374.94       593       73.8
75.01 -  80.00................      382       73,881,554       10.61      193,407      8.545      369.45       601       79.2
80.01 -  85.00................      311       62,389,641        8.96      200,610      8.612      371.95       601       84.2
85.01 -  90.00................      630      139,649,085       20.06      221,665      8.675      370.23       621       89.4
90.01 -  95.00................      310       54,193,966        7.78      174,819      9.562      368.67       603       93.4
95.01 - 100.00................    1,063      203,473,498       29.22      191,414      8.841      376.27       635       80.6
                                  -----     ------------      ------
   TOTAL/AVG./WTD. AVG........    3,575     $696,237,413      100.00%
                                  =====     ============      ======

----------
(1)  The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged
     Properties. See the definition of "Combined Loan-to-Value Ratio" under "The
     Mortgage Pool--Loan-to-Value Ratio" in this Prospectus Supplement.

                                      A-15

              CURRENT MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CURRENT MORTGAGE        MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
RATES (%)                          LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

5.001 - 5.500.................         2    $    553,452       0.08%      $276,726     5.393%     359.43       613       71.0%
5.501 - 6.000.................        18       6,284,960       0.90        349,164     5.950      381.15       632       73.6
6.001 - 6.500.................        51      18,994,567       2.73        372,442     6.352      370.76       645       77.3
6.501 - 7.000.................       151      59,385,960       8.53        393,285     6.863      372.10       642       75.4
7.001 - 7.500.................       180      47,850,382       6.87        265,835     7.349      371.58       624       77.0
7.501 - 8.000.................       352      90,204,305      12.96        256,262     7.813      370.97       624       78.9
8.001 - 8.500.................       427      93,847,111      13.48        219,782     8.327      373.90       617       78.2
8.501 - 9.000.................       596     117,443,401      16.87        197,053     8.794      375.39       613       79.7
9.001 - 9.500.................       502      85,430,015      12.27        170,179     9.298      379.30       601       79.8
9.501 - 10.000................       478      76,560,277      11.00        160,168     9.765      375.10       602       82.0
10.001 - 10.500...............       304      44,264,836       6.36        145,608    10.286      376.65       591       82.6
10.501 - 11.000...............       236      28,403,341       4.08        120,353    10.761      359.82       579       82.1
11.001 - 11.500...............       111      11,713,869       1.68        105,530    11.278      352.32       573       82.7
11.501 - 12.000...............        81       8,402,982       1.21        103,741    11.776      351.46       569       84.0
12.001 - 12.500...............        38       3,447,613       0.50         90,727    12.265      342.68       570       81.8
12.501 - 13.000...............        21       1,644,319       0.24         78,301    12.755      334.09       580       88.5
13.001 - 13.500...............        12         831,081       0.12         69,257    13.290      315.41       588       84.7
13.501 - 14.000...............         8         356,411       0.05         44,551    13.867      262.41       547       82.7
Greater than 14.000...........         7         618,530       0.09         88,361    14.934      326.88       518       85.3
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
MORTGAGED PROPERTY TYPE           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Single Family Residence.......     2,655    $489,877,114      70.36%      $184,511     8.722%     373.03       608       79.4%
Planned Unit Development......       536     133,989,726      19.24        249,981     8.563      375.97       618       79.6
Low-Rise Condominium..........       218      40,067,608       5.75        183,796     8.707      369.83       625       80.4
Two Family Home...............        84      17,702,610       2.54        210,745     9.101      367.73       632       76.7
High-Rise Condominium.........        17       6,124,897       0.88        360,288     9.217      387.43       640       78.4
Manufactured Housing(1).......        42       3,194,357       0.46         76,056     9.651      283.06       603       72.5
Three Family Home.............        12       3,076,827       0.44        256,402     8.254      353.00       623       77.7
Four Family Home..............        11       2,204,274       0.32        200,389     8.735      332.70       624       82.9
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

----------
(1)  Treated as real property.

                                      A-16

                  LOAN PURPOSES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
LOAN PURPOSE                       LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out..........     1,798    $363,844,961      52.26%      $202,361    8.445%      371.43       604       76.7%
Purchase......................     1,611     303,091,705      43.53        188,139    9.050       375.75       622       82.8
Refinance - Rate/Term.........       166      29,300,747       4.21        176,511    8.402       358.57       618       78.2
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

                 OCCUPANCY TYPES FOR THE GROUP 2 MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
OCCUPANCY TYPE                     LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied................     3,369    $668,560,690      96.02%      $198,445    8.680%      372.92       611       79.3%
Investment Property...........       186      24,049,692       3.45        129,299    9.322       365.78       637       81.9
Second Home...................        20       3,627,032       0.52        181,352    9.410       392.11       616       77.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

        REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
(MONTHS)                           LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1 - 120.......................       114    $  5,205,529       0.75%      $ 45,663    10.219%     100.80       597       72.8%
121 - 180.....................        27       2,727,323       0.39        101,012     9.053      168.01       600       75.6
181 - 300.....................       254      20,731,184       2.98         81,619     9.653      277.43       609       75.9
301 - 360.....................     2,768     559,678,561      80.39        202,196     8.636      359.23       614       80.1
Greater than 360..............       412     107,894,817      15.50        261,881     8.809      479.64       603       76.9
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

                                      A-17

             LOAN DOCUMENTATION TYPES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE      AGGREGATE    AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN DOCUMENTATION TYPE           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Full Documentation............     2,675    $452,385,216      64.98%      $169,116    8.623%      368.40       603       80.8%
Stated Income.................       900     243,852,198      35.02        270,947    8.861       380.89       630       76.8
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

           CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                           PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
RISK SCORES                       LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

801 - 820.....................         1    $     43,132       0.01%      $ 43,132    10.250%     103.00       802       48.3%
781 - 800.....................        10       2,845,923       0.41        284,592     7.421      383.37       793       75.2
761 - 780.....................         8       1,408,588       0.20        176,073     9.090      343.03       769       81.3
741 - 760.....................        15       4,048,123       0.58        269,875     7.457      376.51       753       83.6
721 - 740.....................        36       8,875,322       1.27        246,537     7.825      375.37       729       83.5
701 - 720.....................        59      16,215,154       2.33        274,833     7.954      378.18       708       81.7
681 - 700.....................       141      35,808,955       5.14        253,964     8.035      367.65       689       81.4
661 - 680.....................       223      57,724,548       8.29        258,854     8.102      368.59       670       80.7
641 - 660.....................       291      65,290,495       9.38        224,366     8.615      371.69       650       82.1
621 - 640.....................       427      85,659,959      12.30        200,609     8.633      368.79       630       80.5
601 - 620.....................       607     118,622,796      17.04        195,425     8.504      371.77       610       80.1
581 - 600.....................       643     117,791,514      16.92        183,191     8.770      370.70       591       79.1
561 - 580.....................       468      80,587,755      11.57        172,196     9.115      375.49       570       80.6
541 - 560.....................       295      47,337,365       6.80        160,466     9.381      383.20       551       76.8
521 - 540.....................       211      32,594,354       4.68        154,476     9.628      378.99       531       73.0
501 - 520.....................       122      19,797,161       2.84        162,272     9.631      387.67       513       65.6
500 or Less...................        18       1,586,270       0.23         88,126    10.306      301.53       490       74.4
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG....         3,575    $696,237,413     100.00%
                                   =====    ============     ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                      A-18

             CREDIT GRADE CATEGORIES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CREDIT GRADE CATEGORY              LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

A.............................     2,709    $553,358,567      79.48%      $204,267     8.633%     373.12       620       80.6%
A-............................       217      35,505,882       5.10        163,622     8.800      363.54       580       76.9
B.............................       297      47,263,799       6.79        159,137     9.037      370.29       581       75.4
C.............................       201      34,980,677       5.02        174,033     9.053      369.67       579       72.3
C-............................       123      21,377,399       3.07        173,800     8.852      388.92       600       76.6
D.............................        28       3,751,090       0.54        133,967    10.371      377.07       560       66.9
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

            PREPAYMENT PENALTY PERIODS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
PREPAYMENT PENALTY PERIOD        MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0.............................       714    $142,846,898      20.52%      $200,066     9.212%     369.79       612       80.5%
6.............................         1          54,835       0.01         54,835    10.750      289.00       511       83.8
12............................       144      42,954,042       6.17        298,292     8.669      383.17       619       79.0
13............................         1         159,250       0.02        159,250     8.550      359.00       616       86.1
24............................     1,827     359,801,972      51.68        196,936     8.646      380.48       608       80.1
30............................         1          30,271       0.00         30,271    11.700      112.00       592       79.9
36............................       230      38,259,573       5.50        166,346     8.420      353.52       622       75.7
42............................         1         104,400       0.01        104,400     9.875      360.00       570       90.0
60............................       656     112,026,173      16.09        170,772     8.364      354.54       622       77.3
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

  MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                            WEIGHTED
                             AVERAGE                            PERCENT OF             WEIGHTED   WEIGHTED   WEIGHTED   WEIGHTED
                            MONTHS TO   NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE     AVERAGE    AVERAGE
                              NEXT        OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING    CREDIT    LOAN-TO-
RANGE OF MONTHS TO NEXT    ADJUSTMENT  MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      BUREAU      VALUE
ADJUSTMENT DATE               DATE       LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)  RISK SCORE    RATIO
-------------------------  ----------  --------  ------------  -----------  ---------  --------  ---------  ----------  --------

0 - 6....................       5           38   $  7,913,220      1.49%     $208,243   8.921%     338.76       584       79.5%
7 - 12...................      11            3        566,752      0.11       188,917   8.041      347.48       614       83.3
13 - 18..................      18           47      9,029,573      1.70       192,119   8.662      353.51       616       81.4
19 - 24..................      24        2,393    489,211,733     91.85       204,434   8.823      381.02       608       80.5
25 - 31..................      29           21      3,326,968      0.62       158,427   8.957      352.78       589       81.7
32 - 37..................      36           70     14,906,392      2.80       212,948   8.539      370.32       619       77.1
38 or Greater............      60           34      7,642,283      1.43       224,773   7.941      384.74       618       78.2
                                         -----   ------------    ------
   TOTAL/AVG./WTD. AVG...                2,606   $532,596,921    100.00%
                                         =====   ============    ======

                                      A-19

          GROSS MARGINS FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RANGE OF GROSS MARGINS (%)         LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

2.001 - 3.000.................         4    $  1,428,200       0.27%      $357,050     7.097%     381.94       635       70.9%
3.001 - 4.000.................         8       1,996,700       0.37        249,588     7.745      388.44       614       78.5
4.001 - 5.000.................        44       8,218,184       1.54        186,777     8.551      366.63       608       79.5
5.001 - 6.000.................       264      58,137,281      10.92        220,217     8.057      371.38       616       75.8
6.001 - 7.000.................     1,026     220,309,234      41.37        214,726     8.368      375.25       606       79.5
7.001 - 8.000.................       672     140,416,647      26.36        208,953     9.134      383.34       611       81.6
8.001 - 9.000.................       413      79,350,774      14.90        192,133     9.497      391.02       606       81.7
9.001 - 10.000................       133      18,039,707       3.39        135,637    10.475      382.82       611       87.8
10.001 - 11.000...............        29       3,574,092       0.67        123,245    11.319      372.39       573       91.1
11.001 - 12.000...............        11         950,571       0.18         86,416    12.359      371.39       587       95.8
12.001 - 13.000...............         2         175,530       0.03         87,765    13.603      360.00       636       98.6
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,606    $532,596,921     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Gross Margin for the Group 2 Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date was
     approximately 7.067%.

      MAXIMUM MORTGAGE RATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MAXIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

11.501 - 12.000...............         2    $    722,100       0.14%      $361,050     5.739%     358.79       640       78.0%
12.001 - 12.500...............         3         880,670       0.17        293,557     5.637      359.27       647       74.3
12.501 - 13.000...............        23       8,112,921       1.52        352,736     6.328      383.96       631       73.2
13.001 - 13.500...............        59      17,735,516       3.33        300,602     6.656      379.31       626       78.0
13.501 - 14.000...............       121      39,865,016       7.49        329,463     7.141      371.14       631       76.8
14.001 - 14.500...............       163      42,124,717       7.91        258,434     7.686      372.70       617       77.4
14.501 - 15.000...............       300      75,432,244      14.16        251,441     8.058      380.81       615       79.2
15.001 - 15.500...............       313      66,256,502      12.44        211,682     8.537      377.55       612       80.2
15.501 - 16.000...............       424      85,078,962      15.97        200,658     8.904      379.56       612       81.2
16.001 - 16.500...............       381      68,672,774      12.89        180,244     9.384      386.07       600       80.6
16.501 - 17.000...............       318      57,330,254      10.76        180,284     9.800      384.66       599       82.2
17.001 - 17.500...............       200      31,917,265       5.99        159,586    10.310      381.41       589       82.9
17.501 - 18.000...............       147      19,355,573       3.63        131,671    10.751      377.98       586       85.1
18.001 - 18.500...............        61       7,998,510       1.50        131,123    11.292      366.68       571       84.7
18.501 - 19.000...............        51       6,738,538       1.27        132,128    11.804      378.76       571       86.1
19.001 - 19.500...............        16       2,034,640       0.38        127,165    12.218      385.25       574       88.0
Greater than 19.500...........        24       2,340,716       0.44         97,530    13.354      356.61       565       91.2
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,606    $532,596,921     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Maximum Mortgage Rate for the Group 2 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 15.636%.

                                      A-20

    INITIAL PERIODIC RATE CAPS FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
INITIAL PERIODIC RATE            MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CAP (%)                            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000.........................        19    $  6,705,971       1.26%      $352,946    8.323%      355.54       580       79.2%
1.500.........................     2,097     417,171,625      78.33        198,937    8.834       379.76       608       80.8
2.000.........................        14       2,685,897       0.50        191,850    8.991       355.64       581       71.0
3.000.........................       473     104,743,668      19.67        221,445    8.701       380.71       612       78.9
6.000.........................         2         934,173       0.18        467,087    8.491       357.79       651       80.2
7.000.........................         1         355,586       0.07        355,586    7.700       359.00       693       80.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,606    $532,596,921     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Initial Periodic Rate Cap for the Group 2 Adjustable
     Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
     Date was approximately 1.803%.

   SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
SUBSEQUENT PERIODIC RATE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CAP (%)                            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000.........................       430    $ 98,008,460      18.40%      $227,927    8.744%      376.93       609       78.9%
1.500.........................     2,175     434,023,461      81.49        199,551    8.815       380.07       608       80.7
2.000.........................         1         565,000       0.11        565,000    7.750       357.00       683       73.9
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,606    $532,596,921     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Subsequent Periodic Rate Cap for the Group 2
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 1.409%.

      MINIMUM MORTGAGE RATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MINIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

2.001 - 3.000.................         1    $    565,000       0.11%      $565,000     7.750%     357.00       683       73.9%
4.001 - 5.000.................         1         492,000       0.09        492,000     6.990      480.00       612       76.3
5.001 - 6.000.................        28       9,180,709       1.72        327,882     6.681      372.88       626       74.9
6.001 - 7.000.................       150      49,906,411       9.37        332,709     6.946      376.96       627       76.1
7.001 - 8.000.................       407     104,539,567      19.63        256,854     7.765      374.88       619       79.1
8.001 - 9.000.................       742     157,236,349      29.52        211,909     8.634      379.27       613       80.5
9.001 - 10.000................       751     134,222,560      25.20        178,725     9.514      383.83       601       81.2
Greater than 10.000...........       526      76,454,326      14.36        145,350    10.794      380.45       583       84.0
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,606    $532,596,921     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Minimum Mortgage Rate for the Group 2 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 8.721%.

                                      A-21

      NEXT ADJUSTMENT DATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
NEXT ADJUSTMENT DATE               LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

October 2006..................         6    $    427,925       0.08%      $ 71,321    10.718%     279.88       616       80.8%
November 2006.................         7         466,509       0.09         66,644    11.549      283.84       592       83.7
December 2006.................         2         200,213       0.04        100,106    10.702      273.68       595       65.6
January 2007..................         4         719,436       0.14        179,859     8.772      333.27       539       67.9
February 2007.................         5         990,430       0.19        198,086     8.806      347.29       625       84.0
March 2007....................        14       5,108,708       0.96        364,908     8.504      350.38       578       80.3
August 2007...................         1         296,136       0.06        296,136     9.000      347.00       548       85.0
September 2007................         2         270,615       0.05        135,308     6.992      348.00       687       81.4
October 2007..................         1          83,680       0.02         83,680     9.790      349.00       506       70.0
December 2007.................         1         151,575       0.03        151,575     9.850      351.00       569       95.0
January 2008..................         7       1,099,929       0.21        157,133     8.597      352.00       595       81.5
February 2008.................         8       1,350,432       0.25        168,804     8.935      353.00       605       80.2
March 2008....................        30       6,343,957       1.19        211,465     8.572      354.00       625       81.5
April 2008....................        26       5,596,558       1.05        215,252     9.560      363.74       609       81.3
May 2008......................         6       1,265,868       0.24        210,978     8.338      356.00       653       76.7
June 2008.....................         8       1,903,498       0.36        237,937     9.836      374.46       586       80.4
July 2008.....................        55      13,396,460       2.52        243,572     8.670      393.01       612       77.3
August 2008...................       519     112,833,386      21.19        217,405     8.872      382.96       613       79.9
September 2008................     1,761     351,517,654      66.00        199,613     8.798      380.08       607       80.8
October 2008..................        19       2,926,070       0.55        154,004     8.743      410.09       590       76.8
November 2008.................         1         139,200       0.03        139,200     8.850      350.00       621       79.8
December 2008.................         2         165,198       0.03         82,599     7.674      351.00       620       82.4
January 2009..................         7       1,163,636       0.22        166,234     8.852      352.00       544       77.9
February 2009.................         2         225,122       0.04        112,561    10.670      353.00       592       90.0
March 2009....................         4         795,015       0.15        198,754     9.002      354.09       613       85.4
April 2009....................         4         611,037       0.11        152,759     8.944      355.00       634       78.5
May 2009......................         1         320,000       0.06        320,000     8.050      356.00       668       80.0
July 2009.....................         4       1,232,909       0.23        308,227     8.585      358.00       672       80.7
August 2009...................        11       1,994,337       0.37        181,303     9.405      359.00       595       76.5
September 2009................        54      11,359,146       2.13        210,355     8.396      374.04       616       76.7
June 2011.....................         1         565,000       0.11        565,000     7.750      357.00       683       73.9
July 2011.....................         1         359,528       0.07        359,528    10.100      358.00       683       80.0
August 2011...................         2         363,322       0.07        181,661     7.600      359.00       599       74.2
September 2011................        30       6,354,432       1.19        211,814     7.855      390.19       610       78.8
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     2,606    $532,596,921     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Next Adjustment Date for the Group 2 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     is September 2008.

              INTEREST ONLY PERIODS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     CURRENT   REMAINING    BUREAU    LOAN-TO-
INTEREST ONLY PERIOD             MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0.............................     2,627    $441,075,321      63.35%      $167,901    9.058%      380.43       604       78.7%
24............................        12       2,957,634       0.42        246,469    8.523       354.00       618       81.7
36............................         2         200,350       0.03        100,175    8.549       351.56       616       88.9
60............................       928     250,335,209      35.96        269,758    8.103       359.60       627       80.6
120...........................         6       1,668,900       0.24        278,150    6.781       360.00       648       81.1
                                   -----    ------------     ------
   TOTAL/AVG./WTD. AVG........     3,575    $696,237,413     100.00%
                                   =====    ============     ======

                                      A-22

                               THE MORTGAGE LOANS

                  MORTGAGE LOAN PROGRAMS FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE     AVERAGE    CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE LOAN PROGRAM              LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

30-Year 6-month LIBOR.........        28    $    9,935,548        0.90%     $354,841     8.135%     359.37       580       78.4%
2/28 6-month LIBOR............     2,358       394,285,297       35.85       167,212     9.144      359.22       592       79.1
2/38 6-month LIBOR............       771       181,216,235       16.48       235,041     8.788      479.66       587       76.3
2/28 6-month LIBOR -
   24-month Interest Only.....        15         3,572,634        0.32       238,176     8.393      354.00       626       83.2
2/28 6-month LIBOR -
   60-month Interest Only.....       894       230,301,962       20.94       257,608     8.180      359.59       628       81.3
3/27 6-month LIBOR............       106        18,650,512        1.70       175,948     8.824      355.28       597       76.4
3/37 6-month LIBOR............        22         4,692,265        0.43       213,285     8.218      479.80       599       75.1
3/27 6-month LIBOR -
   36-month Interest Only.....         2           200,350        0.02       100,175     8.549      351.56       616       88.9
3/27 6-month LIBOR -
   60-month Interest Only.....        42        10,495,601        0.95       249,895     7.947      359.15       635       81.7
5/25 6-month LIBOR............        42         8,044,393        0.73       191,533     8.358      359.87       591       72.4
5/35 6-month LIBOR............        12         3,066,599        0.28       255,550     7.854      479.64       610       78.0
5/25 6-month LIBOR -
   120-month Interest Only....         8         2,213,900        0.20       276,738     6.920      360.00       665       82.8
5/25 6-month LIBOR -
   60-month Interest Only.....         1           565,000        0.05       565,000     7.750      357.00       683       73.9
5/35 6-month LIBOR -
   60-month Interest Only.....         1           236,700        0.02       236,700     8.800      480.00       571       90.0
10-Year Fixed.................         2            76,120        0.01        38,060     8.770       95.33       607       80.0
15-Year Fixed.................        85         5,958,707        0.54        70,102     9.112      148.47       610       74.7
15-Year Fixed - Credit
   Comeback...................        17         1,145,044        0.10        67,356     9.853      158.12       585       74.0
20-Year Fixed.................         9           688,475        0.06        76,497    10.091      221.19       608       84.8
25-Year Fixed.................         3           421,008        0.04       140,336     9.696      285.76       579       81.3
30-Year Fixed.................       788       116,192,082       10.56       147,452     8.858      346.90       611       76.9
30-Year Fixed -
   Credit Comeback............       207        35,377,300        3.22       170,905     8.993      352.18       607       75.7
40-Year Fixed.................       105        23,180,582        2.11       220,767     8.556      479.09       622       77.1
40-Year Fixed - Credit
   Comeback...................        20         6,071,903        0.55       303,595     8.490      479.63       611       75.4
30-Year Fixed - 60-month
   Interest Only..............       128        40,108,686        3.65       313,349     7.366      359.13       646       76.4
30/15-Year Fixed Balloon......        50         3,105,443        0.28        62,109    10.533      109.63       577       74.5
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

                                      A-23

            ORIGINAL TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
ORIGINAL TERM (MONTHS)             LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

ARM 360.......................     3,496    $  678,265,195       61.67%     $194,012     8.753%     359.22       605       79.8%
ARM 480.......................       806       189,211,798       17.20       234,754     8.759      479.66       588       76.3
Fixed 120.....................         2            76,120        0.01        38,060     8.770       95.33       607       80.0
Fixed 180.....................       152        10,209,194        0.93        67,166     9.627      137.74       597       74.6
Fixed 240.....................         9           688,475        0.06        76,497    10.091      221.19       608       84.8
Fixed 300.....................         3           421,008        0.04       140,336     9.696      285.76       579       81.3
Fixed 360.....................     1,123       191,678,068       17.43       170,684     8.571      350.44       618       76.6
Fixed 480.....................       125        29,252,485        2.66       234,020     8.542      479.20       620       76.7
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

             MORTGAGE LOAN PRINCIPAL BALANCES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MORTGAGE LOAN           MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
PRINCIPAL BALANCES                 LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

$0.01 - $25,000.00............        32    $      621,622        0.06%     $ 19,426    11.269%     180.98       583       67.3%
$25,000.01 - $50,000.00.......       154         5,943,144        0.54        38,592    10.573      217.01       605       69.8
$50,000.01 - $75,000.00.......       354        22,458,023        2.04        63,441    10.356      323.06       592       77.8
$75,000.01 - $100,000.00......       653        57,988,945        5.27        88,804     9.592      359.79       594       79.3
$100,000.01 - $150,000.00.....     1,535       191,620,683       17.42       124,834     9.301      372.04       592       79.4
$150,000.01 - $200,000.00.....     1,022       177,622,105       16.15       173,799     8.877      379.28       600       78.6
$200,000.01 - $250,000.00.....       665       149,194,244       13.57       224,352     8.697      387.63       605       77.8
$250,000.01 - $300,000.00.....       410       112,490,767       10.23       274,368     8.440      386.57       602       77.8
$300,000.01 - $350,000.00.....       296        96,219,025        8.75       325,064     8.426      388.63       607       77.4
$350,000.01 - $400,000.00.....       175        65,558,311        5.96       374,619     8.367      380.76       613       79.2
$400,000.01 - $450,000.00.....       119        50,613,008        4.60       425,319     8.150      388.57       614       80.4
$450,000.01 - $500,000.00.....       114        54,611,514        4.97       479,048     8.229      394.53       619       78.6
$500,000.01 - $550,000.00.....        64        33,638,585        3.06       525,603     8.008      385.10       619       80.4
$550,000.01 - $600,000.00.....        47        26,992,470        2.45       574,308     7.821      379.98       642       78.8
$600,000.01 - $650,000.00.....        32        20,043,708        1.82       626,366     8.142      374.32       633       80.8
$650,000.01 - $700,000.00.....        13         8,834,318        0.80       679,563     8.024      387.51       615       77.4
$700,000.01 - $750,000.00.....         6         4,380,101        0.40       730,017     8.438      419.78       626       83.5
$750,000.01 - $800,000.00.....        10         7,746,000        0.70       774,600     7.389      407.85       638       73.0
$800,000.01 - $850,000.00.....         6         5,012,500        0.46       835,417     7.798      379.78       608       74.2
$850,000.01 - $900,000.00.....         6         5,301,652        0.48       883,609     7.623      379.58       637       68.8
Greater than $900,000.00......         3         2,911,616        0.26       970,539     7.768      399.10       564       63.0
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

                                      A-24

      STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
STATE                              LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

Alabama.......................       114    $   14,525,968       1.32%      $127,421     9.378%     361.44       599       83.8%
Alaska........................        15         3,058,773       0.28        203,918     8.823      362.14       617       83.4
Arizona.......................       269        50,351,130       4.58        187,179     8.669      394.95       600       77.3
Arkansas......................        37         4,115,783       0.37        111,237     9.870      361.54       605       87.3
California....................       782       249,214,205      22.66        318,688     7.902      388.96       616       74.9
Colorado......................        73        15,368,393       1.40        210,526     8.300      369.39       617       80.2
Connecticut...................        83        17,961,637       1.63        216,405     8.906      396.12       601       77.6
Delaware......................        19         3,075,872       0.28        161,888     8.785      365.03       576       77.1
District of Columbia..........        23         6,334,710       0.58        275,422     8.809      381.39       591       70.2
Florida.......................       786       151,614,351      13.79        192,894     8.883      386.42       605       77.3
Georgia.......................       245        33,941,916       3.09        138,538     9.581      365.08       599       82.9
Hawaii........................        33         9,088,260       0.83        275,402     8.072      371.12       612       72.5
Idaho.........................        63         9,683,778       0.88        153,711     8.823      369.70       588       78.0
Illinois......................       203        40,154,537       3.65        197,806     9.214      369.55       608       81.9
Indiana.......................       101        10,450,215       0.95        103,467     9.684      356.14       585       82.1
Iowa..........................        20         2,227,511       0.20        111,376     9.528      353.66       599       83.2
Kansas........................        16         2,100,224       0.19        131,264     9.027      364.91       618       83.2
Kentucky......................        62         7,095,131       0.65        114,438     9.724      348.48       581       84.7
Louisiana.....................        61         7,641,904       0.69        125,277     9.406      372.26       601       86.1
Maine.........................        11         2,564,178       0.23        233,107     8.243      416.77       570       64.8
Maryland......................       132        31,526,821       2.87        238,840     8.736      389.27       608       78.6
Massachusetts.................        84        21,488,488       1.95        255,815     8.506      387.33       585       73.3
Michigan......................       177        19,978,507       1.82        112,873     9.649      356.83       596       83.8
Minnesota.....................        41         7,521,466       0.68        183,450     9.243      378.69       612       84.1
Mississippi...................        42         5,002,291       0.45        119,102     9.437      359.76       583       85.7
Missouri......................       105        12,733,463       1.16        121,271     9.760      365.36       594       84.5
Montana.......................        19         3,111,957       0.28        163,787     8.799      393.31       606       78.5
Nebraska......................         7           765,588       0.07        109,370     9.215      354.28       586       82.1
Nevada........................       121        27,343,185       2.49        225,977     8.516      380.47       609       78.9
New Hampshire.................        16         3,439,448       0.31        214,965     8.193      378.99       598       81.5
New Jersey....................       123        31,609,874       2.87        256,991     8.824      366.24       599       76.9
New Mexico....................        30         3,789,135       0.34        126,304     9.490      364.19       605       81.1
New York......................       141        38,660,026       3.52        274,185     8.461      388.25       605       76.1
North Carolina................       124        19,874,130       1.81        160,275     9.306      363.11       598       80.4
North Dakota..................         3           329,650       0.03        109,883     9.537      405.87       609       91.1
Ohio..........................        96         8,830,660       0.80         91,986     9.538      339.02       602       84.0
Oklahoma......................        72         7,093,017       0.64         98,514     9.989      363.05       588       85.4
Oregon........................        98        19,686,923       1.79        200,887     8.652      399.96       614       82.1
Pennsylvania..................       157        20,337,346       1.85        129,537     9.348      366.42       590       80.5
Rhode Island..................         6           986,583       0.09        164,430     8.922      393.94       624       82.9
South Carolina................        54         7,409,032       0.67        137,204     9.487      353.30       602       81.0
South Dakota..................         5           560,323       0.05        112,065     9.557      359.38       589       77.8
Tennessee.....................       149        16,820,456       1.53        112,889     9.664      349.86       597       83.8
Texas.........................       400        50,048,980       4.55        125,122     9.287      362.74       601       81.5
Utah..........................        66        13,227,722       1.20        200,420     8.715      367.66       615       81.4
Vermont.......................         8         1,322,175       0.12        165,272     8.242      359.18       588       75.0
Virginia......................       164        37,130,052       3.38        226,403     8.510      384.92       605       79.6
Washington....................       186        39,179,315       3.56        210,641     8.522      384.19       602       79.8
West Virginia.................        23         2,175,725       0.20         94,597    10.036      365.39       587       79.1
Wisconsin.....................        41         5,793,399       0.53        141,302     9.829      373.00       599       82.5
Wyoming.......................        10         1,458,131       0.13        145,813     8.878      359.73       591       80.6
                                   -----    --------------     ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343     100.00%
                                   =====    ==============     ======

                                      A-25

                   LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER        AGGREGATE      AGGREGATE    AVERAGE     AVERAGE     AVERAGE    CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF LOAN-TO-VALUE           MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
RATIOS (%)                         LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................       254    $   37,821,209       3.44%      $148,902     8.608%     384.39       572       41.1%
50.01 - 55.00.................       125        28,649,132       2.60        229,193     8.295      392.97       577       52.9
55.01 - 60.00.................       183        37,960,219       3.45        207,433     8.390      386.11       576       57.6
60.01 - 65.00.................       245        51,817,004       4.71        211,498     8.364      380.57       584       63.3
65.01 - 70.00.................       381        78,183,310       7.11        205,206     8.553      381.05       581       68.6
70.01 - 75.00.................       441        90,294,400       8.21        204,749     8.466      383.18       592       73.8
75.01 - 80.00.................     2,011       367,459,890      33.41        182,725     8.709      377.47       620       79.7
80.01 - 85.00.................       520       102,737,519       9.34        197,572     8.705      383.20       594       84.3
85.01 - 90.00.................     1,014       217,587,172      19.78        214,583     8.737      377.55       616       89.5
90.01 - 95.00.................       455        75,839,094       6.90        166,679     9.678      372.68       604       94.6
95.01 - 100.00................        87        11,453,395       1.04        131,648    10.382      369.07       639      100.0
                                   -----    --------------     ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343     100.00%
                                   =====    ==============     ======

             COMBINED LOAN-TO-VALUE RATIOS(1) FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF COMBINED LOAN-          MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
TO-VALUE RATIOS (%)                LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................       249    $   36,979,282       3.36%      $148,511     8.615%     384.55       572       41.1%
50.01 -  55.00................       124        28,689,132       2.61        231,364     8.273      392.93       577       52.9
55.01 -  60.00................       183        37,960,219       3.45        207,433     8.390      386.11       576       57.6
60.01 -  65.00................       244        51,524,053       4.68        211,164     8.377      380.66       584       63.2
65.01 -  70.00................       381        77,962,015       7.09        204,625     8.551      381.44       581       68.5
70.01 -  75.00................       379        76,164,774       6.93        200,962     8.533      384.96       584       73.6
75.01 -  80.00................       677       131,363,421      11.94        194,038     8.547      379.29       595       79.2
80.01 -  85.00................       518       101,913,280       9.27        196,744     8.708      383.24       594       84.2
85.01 -  90.00................     1,023       220,869,859      20.08        215,904     8.716      377.15       617       89.4
90.01 -  95.00................       480        81,572,270       7.42        169,942     9.580      372.48       607       93.5
95.01 - 100.00................     1,458       254,804,038      23.17        174,763     8.858      376.32       634       80.6
                                   -----    --------------     ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343     100.00%
                                   =====    ==============     ======

----------
(1)  The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged
     Properties. See the definition of "Combined Loan-to-Value Ratio" under "The
     Mortgage Pool--Loan-to-Value Ratio" in this Prospectus Supplement.

                                      A-26

                  CURRENT MORTGAGE RATES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF CURRENT                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
MORTGAGE RATES (%)                 LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

4.501 - 5.000 ................         1    $      250,000        0.02%     $250,000     5.000%     480.00       781       44.6%
5.001 - 5.500 ................         4         1,191,452        0.11       297,863     5.394      359.73       649       73.6
5.501 - 6.000 ................        25         8,116,768        0.74       324,671     5.935      381.88       632       72.1
6.001 - 6.500 ................        74        25,050,845        2.28       338,525     6.363      377.17       640       76.7
6.501 - 7.000 ................       226        79,177,291        7.20       350,342     6.855      376.75       634       74.1
7.001 - 7.500 ................       334        84,759,413        7.71       253,771     7.338      380.75       622       76.0
7.501 - 8.000 ................       625       149,600,615       13.60       239,361     7.822      380.63       617       77.9
8.001 - 8.500 ................       719       152,739,554       13.89       212,433     8.327      379.57       610       77.3
8.501 - 9.000 ................       970       189,108,241       17.19       194,957     8.795      382.29       605       78.7
9.001 - 9.500 ................       773       131,315,717       11.94       169,878     9.305      384.57       594       78.9
9.501 - 10.000 ...............       755       122,289,648       11.12       161,973     9.774      379.42       592       81.3
10.001 - 10.500 ..............       447        65,257,223        5.93       145,989    10.288      380.67       584       81.4
10.501 - 11.000 ..............       360        46,827,016        4.26       130,075    10.774      370.11       574       81.5
11.001 - 11.500 ..............       169        20,636,844        1.88       122,112    11.273      363.00       567       82.4
11.501 - 12.000 ..............       121        13,839,389        1.26       114,375    11.777      363.15       564       81.0
12.001 - 12.500 ..............        53         5,313,167        0.48       100,248    12.277      350.97       569       82.4
12.501 - 13.000 ..............        28         2,097,099        0.19        74,896    12.760      334.85       573       88.4
13.001 - 13.500 ..............        15         1,127,761        0.10        75,184    13.267      327.14       578       87.0
13.501 - 14.000 ..............         9           430,511        0.04        47,835    13.846      279.21       557       85.7
Greater than 14.000 ..........         8           673,790        0.06        84,224    14.908      329.60       521       85.7
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG. ......     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

              TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
MORTGAGED PROPERTY TYPE            LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

Single Family Residence ......     4,327    $  801,403,508       72.87%     $185,210     8.726%     379.66       602       78.4%
Planned Unit Development .....       845       193,497,364       17.59       228,991     8.636      381.76       610       79.2
Low-Rise Condominium .........       316        56,816,281        5.17       179,798     8.823      374.90       618       80.1
Two Family Home ..............       129        28,577,374        2.60       221,530     9.018      373.55       618       75.0
High-Rise Condominium ........        23         7,441,888        0.68       323,560     9.105      395.47       629       76.9
Three Family Home ............        18         4,756,787        0.43       264,266     8.304      380.87       619       74.5
Four Family Home .............        16         4,114,783        0.37       257,174     8.565      368.44       635       78.4
Manufactured Housing(1) ......        42         3,194,357        0.29        76,056     9.651      283.06       603       72.5
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG. ......     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

------------
(1)  Treated as real property.

                                      A-27

                      LOAN PURPOSES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN PURPOSE                       LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out .........     3,304    $  683,565,891       62.15%     $206,890     8.540%     381.78       596       76.2%
Purchase .....................     2,155       369,804,579       33.62       171,603     9.086      376.64       621       82.8
Refinance - Rate/Term ........       257        46,431,873        4.22       180,669     8.589      366.63       608       77.8
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG. ......     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

                     OCCUPANCY TYPES FOR THE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE     AVERAGE    CREDIT     AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS     REMAINING   BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
OCCUPANCY TYPE                     LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied ...............     5,456    $1,061,262,474       96.50%     $194,513     8.704%     379.62       604       78.4%
Investment Property ..........       225        31,534,500        2.87       140,153     9.339      373.01       639       82.0
Second Home ..................        35         7,005,369        0.64       200,153     9.254      376.44       621       74.6
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

            REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS         MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

1 - 120 ......................       114    $    5,205,529        0.47%     $ 45,663    10.219%     100.80       597       72.8%
121 - 180 ....................        49         5,435,951        0.49       110,938     9.097      172.94       599       75.9
181 - 300 ....................       259        21,535,049        1.96        83,147     9.612      277.39       608       76.0
301 - 360 ....................     4,363       849,161,530       77.21       194,628     8.691      359.25       608       79.2
Greater than 360 .............       931       218,464,283       19.86       234,656     8.730      479.60       592       76.4
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG. ......     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

                 LOAN DOCUMENTATION TYPES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                              PERCENT OF               WEIGHTED   WEIGHTED     AVERAGE   WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN DOCUMENTATION TYPE            LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

Full Documentation ...........     4,296    $  735,206,105       66.85%     $171,137     8.666%     376.89       596       80.1%
Stated Income ................     1,420       364,596,237       33.15       256,758     8.846      384.50       622       75.2
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG. ......     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

                                      A-28

               CREDIT BUREAU RISK SCORES(1) FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU           MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
RISK SCORES                        LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

801 - 820.....................         3    $      435,132       0.04%      $145,044     8.116%     410.97       808       83.1%
781 - 800.....................        11         3,095,923       0.28        281,448     7.225      391.18       792       72.7
761 - 780.....................        12         2,228,898       0.20        185,741     8.876      372.89       771       81.2
741 - 760.....................        23         5,507,803       0.50        239,470     7.594      373.95       751       85.4
721 - 740.....................        46        10,587,108       0.96        230,155     7.964      373.87       729       83.6
701 - 720.....................        90        22,192,440       2.02        246,583     8.057      381.23       709       81.7
681 - 700.....................       191        46,556,283       4.23        243,750     8.020      372.06       689       81.8
661 - 680.....................       337        81,224,958       7.39        241,024     8.042      371.20       669       81.1
641 - 660.....................       441        95,012,371       8.64        215,448     8.481      374.94       650       81.3
621 - 640.....................       625       123,791,061      11.26        198,066     8.546      371.84       630       80.6
601 - 620.....................       908       171,870,680      15.63        189,285     8.531      377.27       610       79.5
581 - 600.....................       981       177,253,868      16.12        180,687     8.781      377.37       591       78.6
561 - 580.....................       775       135,934,324      12.36        175,399     9.103      381.01       571       79.1
541 - 560.....................       547        95,355,443       8.67        174,324     9.276      390.71       551       75.6
521 - 540.....................       431        77,536,996       7.05        179,900     9.347      394.41       531       72.8
501 - 520.....................       272        48,766,502       4.43        179,289     9.455      395.18       512       66.3
500 or Less...................        23         2,452,552       0.22        106,633    10.315      333.83       494       69.5
                                   -----    --------------     ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343     100.00%
                                   =====    ==============     ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                 CREDIT GRADE CATEGORIES FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
CREDIT GRADE CATEGORY              LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

A.............................     4,246    $  833,178,824      75.76%      $196,227     8.655%     378.37       614       80.1%
A-............................       346        62,570,160       5.69        180,839     8.724      374.38       573       76.4
B.............................       522        93,945,508       8.54        179,972     9.018      385.58       576       73.0
C.............................       357        68,179,380       6.20        190,979     8.993      382.59       571       70.3
C-............................       193        33,775,831       3.07        175,004     8.795      387.92       596       77.1
D.............................        52         8,152,639       0.74        156,782    10.058      392.07       555       66.4
                                   -----    --------------     ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343     100.00%
                                   =====    ==============     ======

                                      A-29

                PREPAYMENT PENALTY PERIODS FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER       AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF         PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
PREPAYMENT PENALTY PERIOD        MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
(MONTHS)                           LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

0.............................     1,354    $  256,528,401       23.32%     $189,460     9.192%     373.23       603       79.1%
6.............................         1            54,835        0.00        54,835    10.750      289.00       511       83.8
12............................       253        68,493,786        6.23       270,726     8.762      388.88       606       76.2
13............................         1           159,250        0.01       159,250     8.550      359.00       616       86.1
24............................     2,963       580,375,711       52.77       195,874     8.611      387.26       601       78.9
30............................         2           220,167        0.02       110,083     9.363      325.04       610       82.2
36............................       485        81,839,619        7.44       168,741     8.536      369.50       612       76.9
42............................         1           104,400        0.01       104,400     9.875      360.00       570       90.0
60............................       656       112,026,173       10.19       170,772     8.364      354.54       622       77.3
                                   -----    --------------      ------
   TOTAL/AVG./WTD. AVG........     5,716    $1,099,802,343      100.00%
                                   =====    ==============      ======

      MONTHS TO NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                 WEIGHTED                                                                         WEIGHTED
                                  AVERAGE                            PERCENT OF              WEIGHTED   WEIGHTED   AVERAGE  WEIGHTED
                                 MONTHS TO               AGGREGATE    AGGREGATE    AVERAGE   AVERAGE    AVERAGE    CREDIT    AVERAGE
                                   NEXT     NUMBER OF    PRINCIPAL    PRINCIPAL    CURRENT    GROSS    REMAINING   BUREAU   LOAN-TO-
RANGE OF MONTHS TO NEXT         ADJUSTMENT   MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE    TERM       RISK      VALUE
ADJUSTMENT DATE                    DATE       LOANS     OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE     RATIO
------------------------------  ----------  ---------  ------------  -----------  ---------  --------  ---------  --------  --------

0 - 6.........................       5           55    $ 12,236,853      1.41%     $222,488   8.651%     345.83      583      78.8%
7 - 12........................      11            3         566,752      0.07       188,917   8.041      347.48      614      83.3
13 - 18.......................      18           65      12,772,544      1.47       196,501   8.536      353.55      610      80.0
19 - 24.......................      24        3,957     795,421,143     91.69       201,016   8.784      386.98      601      79.1
25 - 31.......................      29           27       4,243,455      0.49       157,165   8.756      352.72      585      81.6
32 - 37.......................      36          131      28,109,655      3.24       214,578   8.427      379.70      613      76.9
38 or Greater.................      60           64      14,126,592      1.63       220,728   8.006      387.78      610      75.6
                                              -----    ------------    ------
   TOTAL/AVG./WTD. AVG........                4,302    $867,476,993    100.00%
                                              =====    ============    ======

              GROSS MARGINS FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                           PERCENT OF                WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF GROSS                   MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
MARGINS (%)                        LOANS    OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.001 - 2.000.................        1     $    150,000       0.02%      $150,000     6.950%     480.00       573       56.6%
2.001 - 3.000.................        6        1,955,700       0.23        325,950     7.153      376.02       620       73.8
3.001 - 4.000.................       12        2,846,899       0.33        237,242     7.954      398.91       616       74.8
4.001 - 5.000.................      100       19,741,102       2.28        197,411     8.276      382.35       606       75.3
5.001 - 6.000.................      533      112,351,944      12.95        210,792     8.121      381.91       609       75.9
6.001 - 7.000.................    1,878      387,226,745      44.64        206,191     8.447      383.07       599       78.3
7.001 - 8.000.................    1,184      241,113,929      27.79        203,644     9.175      389.80       600       80.2
8.001 - 9.000.................      413       79,350,774       9.15        192,133     9.497      391.02       606       81.7
9.001 - 10.000................      133       18,039,707       2.08        135,637    10.475      382.82       611       87.8
10.001 - 11.000...............       29        3,574,092       0.41        123,245    11.319      372.39       573       91.1
11.001 - 12.000...............       11          950,571       0.11         86,416    12.359      371.39       587       95.8
12.001 - 13.000...............        2          175,530       0.02         87,765    13.603      360.00       636       98.6
                                  -----     ------------     ------
   TOTAL/AVG./WTD. AVG........    4,302     $867,476,993     100.00%
                                  =====     ============     ======

----------
(1)  The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in
     the Statistical Calculation Pool as of the Cut-off Date was approximately
     6.891%.

                                      A-30

          MAXIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MAXIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

11.501 - 12.000...............         4    $  1,248,100        0.14%     $312,025     5.638%     383.34       666       71.3%
12.001 - 12.500...............         8       2,297,035        0.26       287,129     5.838      369.40       665       71.8
12.501 - 13.000...............        47      14,275,890        1.65       303,742     6.459      387.32       629       71.3
13.001 - 13.500...............       105      29,119,503        3.36       277,329     6.751      386.66       624       77.0
13.501 - 14.000...............       211      62,185,155        7.17       294,716     7.181      381.21       621       74.9
14.001 - 14.500...............       316      78,651,391        9.07       248,897     7.633      382.85       617       76.1
14.501 - 15.000...............       551     128,987,814       14.87       234,098     8.055      388.15       607       77.8
15.001 - 15.500...............       560     114,251,785       13.17       204,021     8.519      384.77       603       78.2
15.501 - 16.000...............       736     143,911,755       16.59       195,532     8.925      385.54       601       79.8
16.001 - 16.500...............       549      98,547,711       11.36       179,504     9.381      389.69       592       80.1
16.501 - 17.000...............       482      85,285,092        9.83       176,940     9.808      386.39       590       81.8
17.001 - 17.500...............       288      45,688,468        5.27       158,641    10.306      386.46       584       82.1
17.501 - 18.000...............       221      32,086,856        3.70       145,189    10.767      384.30       578       83.5
18.001 - 18.500...............        95      14,391,507        1.66       151,490    11.278      376.07       568       84.2
18.501 - 19.000...............        72      10,186,306        1.17       141,476    11.789      379.96       566       83.5
19.001 - 19.500...............        24       3,363,890        0.39       140,162    12.257      375.21       571       87.4
Greater than 19.500...........        33       2,998,736        0.35        90,871    13.333      357.34       563       91.9
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     4,302    $867,476,993      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date was
     approximately 15.579%.

        INITIAL PERIODIC RATE CAPS FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
INITIAL PERIODIC RATE            MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CAP (%)                            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000.........................        37    $ 11,186,439        1.29%     $302,336     8.256%     357.08       581       78.2%
1.500.........................     3,386     669,133,742       77.14       197,618     8.798      385.80       601       79.6
2.000.........................        28       5,602,474        0.65       200,088     8.836      357.23       577       71.4
3.000.........................       845     179,666,821       20.71       212,623     8.627      387.28       604       77.2
4.000.........................         1         319,796        0.04       319,796     8.250      359.00       550       71.1
6.000.........................         3       1,140,173        0.13       380,058     8.222      358.19       651       76.7
7.000.........................         2         427,547        0.05       213,773     7.919      359.00       669       80.0
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     4,302    $867,476,993      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Initial Periodic Rate Cap for the Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 1.817%.

                                      A-31

      SUBSEQUENT PERIODIC RATE CAPS FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
SUBSEQUENT PERIODIC RATE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CAP (%)                            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000.........................       775    $168,317,220       19.40%     $217,184     8.644%     383.68       602       77.2%
1.500.........................     3,524     698,068,978       80.47       198,090     8.782      385.97       601       79.5
2.000.........................         2         771,000        0.09       385,500     7.550      357.80       675       70.3
2.500.........................         1         319,796        0.04       319,796     8.250      359.00       550       71.1
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     4,302    $867,476,993      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 1.404%.

          MINIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF MINIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

2.001 - 3.000.................         1    $    565,000        0.07%     $565,000     7.750%     357.00       683       73.9%
4.001 - 5.000.................         4       1,159,912        0.13       289,978     6.563      460.55       638       60.6
5.001 - 6.000.................        53      15,338,729        1.77       289,410     6.787      389.14       621       74.9
6.001 - 7.000.................       269      81,161,976        9.36       301,717     7.041      383.54       620       74.4
7.001 - 8.000.................       787     189,778,734       21.88       241,142     7.766      385.88       612       77.1
8.001 - 9.000.................     1,273     260,410,837       30.02       204,565     8.612      384.75       605       79.1
9.001 - 10.000................     1,144     202,411,984       23.33       176,934     9.527      387.21       592       80.7
Greater than 10.000...........       771     116,649,820       13.45       151,297    10.813      383.78       577       83.1
                                   -----    ------------      ------
   TOTAL/AVG./WTD. AVG........     4,302    $867,476,993      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date was
     approximately 8.663%.

                                      A-32

          NEXT ADJUSTMENT DATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                         WEIGHTED
                                                        PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE    WEIGHTED
                                          AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                            NUMBER OF     PRINCIPAL     PRINCIPAL      CURRENT     GROSS     REMAINING    BUREAU     LOAN-TO-
                             MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
NEXT ADJUSTMENT DATE          LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
-------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   ---------

October 2006.............         6     $    427,925       0.05%      $ 71,321     10.718%     279.88       616       80.8%
November 2006............         7          466,509       0.05         66,644     11.549      283.84       592       83.7
December 2006............         3          391,304       0.05        130,435      9.139      305.58       579       77.5
January 2007.............         5          861,995       0.10        172,399      8.789      337.36       545       69.9
February 2007............         9        1,981,112       0.23        220,124      8.574      353.15       613       78.6
March 2007...............        25        8,108,007       0.93        324,320      8.357      353.94       577       79.4
August 2007..............         1          296,136       0.03        296,136      9.000      347.00       548       85.0
September 2007...........         2          270,615       0.03        135,308      6.992      348.00       687       81.4
October 2007.............         1           83,680       0.01         83,680      9.790      349.00       506       70.0
December 2007............         1          151,575       0.02        151,575      9.850      351.00       569       95.0
January 2008.............        10        1,551,635       0.18        155,163      8.414      352.00       591       80.5
February 2008............         9        1,758,737       0.20        195,415      8.706      353.00       608       78.9
March 2008...............        44        9,226,918       1.06        209,703      8.492      354.00       616       79.9
April 2008...............        31        6,812,289       0.79        219,751      9.429      365.75       613       82.0
May 2008.................        10        1,981,681       0.23        198,168      7.910      355.53       649       74.1
June 2008................        15        3,277,161       0.38        218,477      9.334      374.46       591       79.6
July 2008................        90       21,323,279       2.46        236,925      8.776      390.97       597       75.6
August 2008..............       881      184,088,264      21.22        208,954      8.809      389.47       606       78.5
September 2008...........     2,896      571,902,933      65.93        197,480      8.770      386.37       600       79.5
October 2008.............        35        6,263,295       0.72        178,951      8.744      393.95       593       75.6
November 2008............         1          139,200       0.02        139,200      8.850      350.00       621       79.8
December 2008............         3          232,592       0.03         77,531      7.957      351.00       611       81.7
January 2009.............        10        1,755,692       0.20        175,569      8.630      352.00       549       78.1
February 2009............         2          225,122       0.03        112,561     10.670      353.00       592       90.0
March 2009...............         6        1,052,053       0.12        175,342      8.630      354.07       609       85.9
April 2009...............         4          611,037       0.07        152,759      8.944      355.00       634       78.5
May 2009.................         1          320,000       0.04        320,000      8.050      356.00       668       80.0
July 2009................         5        1,392,677       0.16        278,535      8.475      358.00       664       80.6
August 2009..............        28        5,311,505       0.61        189,697      8.974      380.09       595       74.6
September 2009...........        96       20,939,172       2.41        218,116      8.294      381.54       613       77.1
October 2009.............         1          146,300       0.02        146,300      8.000      360.00       646       95.0
June 2011................         1          565,000       0.07        565,000      7.750      357.00       683       73.9
July 2011................         1          359,528       0.04        359,528     10.100      358.00       683       80.0
August 2011..............         6        1,476,922       0.17        246,154      7.710      449.48       612       72.4
September 2011...........        55       11,459,142       1.32        208,348      7.978      382.93       605       76.2
October 2011.............         1          266,000       0.03        266,000      8.600      360.00       599       66.5
                              -----     ------------     ------
   TOTAL/AVG./WTD. AVG...     4,302     $867,476,993     100.00%
                              =====     ============     ======

----------
(1)  The weighted average Next Adjustment Date for the Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date is
     September 2008.

                                      A-33

                  INTEREST ONLY PERIODS FOR THE MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                         WEIGHTED
                                                         PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                             NUMBER       AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                               OF         PRINCIPAL      PRINCIPAL     CURRENT     CURRENT   REMAINING    BUREAU    LOAN-TO-
INTEREST ONLY PERIOD        MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
(MONTHS)                      LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
-------------------------   --------   --------------   -----------   ---------   --------   ---------   --------   --------

0........................     4,625    $  812,107,511      73.84%      $175,591     8.965%     386.45       595       77.7%
24.......................        15         3,572,634       0.32        238,176     8.393      354.00       626       83.2
36.......................         2           200,350       0.02        100,175     8.549      351.56       616       88.9
60.......................     1,066       281,707,948      25.61        264,266     8.056      359.61       631       80.6
120......................         8         2,213,900       0.20        276,738     6.920      360.00       665       82.8
                              -----    --------------     ------
   TOTAL/AVG./WTD. AVG...     5,716    $1,099,802,343     100.00%
                              =====    ==============     ======

                                      A-34